UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
July 31, 2017
CMG Ultra Short Term Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
CMG Ultra Short Term Bond Fund   |  Annual Report 2017

CMG Ultra Short Term Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
CMG Ultra Short Term Bond Fund (the Fund) seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Portfolio management
Leonard Aplet, CFA
Co-manager
Managed Fund since 2012
Gregory Liechty
Co-manager
Managed Fund since February 2016
Ronald Stahl, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2017)
	Inception	1 Year	5 Years	10 Years
CMG Ultra Short Term Bond Fund	03/08/04	1.19	0.68	1.14
Bloomberg Barclays U.S. Short-Term Government/Corporate Index		0.80	0.44	1.09
The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/institutional or calling 800.345.6611.
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	CMG Ultra Short Term Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $3,000,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Asset-Backed Securities - Non-Agency	26.0
Commercial Mortgage-Backed Securities - Non-Agency	2.9
Corporate Bonds & Notes	52.2
Foreign Government Obligations	1.2
Money Market Funds	3.5
Residential Mortgage-Backed Securities - Agency	0.0 (a)
Residential Mortgage-Backed Securities - Non-Agency	1.0
Treasury Bills	2.8
U.S. Government & Agency Obligations	7.1
U.S. Treasury Obligations	3.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
AAA rating	42.9
AA rating	10.7
A rating	27.3
BBB rating	19.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

CMG Ultra Short Term Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, CMG Ultra Short Term Bond Fund returned 1.19%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, which returned 0.80% for the same period. Overweight allocations in the corporate and securitized sectors, which outperformed similar-duration Treasuries, contributed to the Fund’s performance advantage as did floating rate positions, which benefited as the Federal Reserve (the Fed) raised its short term target rate three times during the period.
U.S. markets logged gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated a key element of uncertainty, and the U.S. financial markets moved higher through the end of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence and drove the yield curve higher.
In three rate cuts during the 12-month period, the Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate to between 1.00% and 1.25%. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that the June rate hike may not be the last during the calendar year. Against this backdrop, the 12-month period saw almost all non-Treasury sectors produce positive results as spreads tightened relative to similar-duration Treasuries in credit and structured bond sectors.
Contributors and detractors
An underweight in Treasury securities contributed to the Fund’s performance advantage over the benchmark during the period, as most short-term spread sectors produced positive returns relative to similarly-maturing Treasury securities. An overweight in both corporates and asset-backed Securities (ABS) were the largest contributors to performance. The Bloomberg Barclays Short-term Corporate Index outperformed similar duration Treasuries by 88 basis points. Communications, insurance, banking and energy subsectors were among the largest contributors. ABS account for approximately 28% of the portfolio. The Bloomberg Barclays Asset-Backed Securities AAA Index outperformed similar-duration Treasuries by 80 basis points during the 12-month period. Over the course of the period, we increased the Fund’s allocations to ABS and corporate bonds from approximately 81% to 84% of the portfolio. An overweight in BBB rated credits also was a positive performance factor, as lower rated credits outperformed. U.S. government securities (Treasuries and Agencies), which accounted for approximately 12% of the portfolio, were the most significant detractor from performance during the period. As investors looked to add yield in an environment of low interest rates, U.S. government securities underperformed almost all similar-duration spread products.
Fund strategy
The Fund is managed with a focus on achieving a total return in excess of the benchmark and cash alternatives, which include money market funds. We take a conservative approach and apply it aggressively in an effort to achieve superior risk-adjusted returns. We perform in-depth qualitative and quantitative assessments of individual issues and issuers to build a highly diversified portfolio. Ongoing monitoring and risk management is a valued part of the investment process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These
4	CMG Ultra Short Term Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CMG Ultra Short Term Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,007.00	1,023.55	1.24	1.25	0.25
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	CMG Ultra Short Term Bond Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 26.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2012-1A Class A1
12/27/2022	1.824%	585,837	586,048
AccessLex Institute(b)
Series 2004A Class A2
04/25/2029	1.574%	602,600	600,608
Series 2005-1 Class A3
06/22/2022	1.437%	2,298,515	2,297,268
Ally Auto Receivables Trust
Series 2016-2 Class A2
10/15/2018	1.170%	607,496	607,434
Ally Master Owner Trust
Series 2012-5 Class A
09/15/2019	1.540%	18,988,000	18,989,432
Series 2014-5 Class A2
10/15/2019	1.600%	17,650,000	17,653,482
Series 2015-3 Class A
05/15/2020	1.630%	10,000,000	10,003,401
American Credit Acceptance Receivables Trust(a)
Series 2016-1A Class A
05/12/2020	2.370%	353,765	353,887
Series 2016-3 Class A
11/12/2020	1.700%	6,372,039	6,363,697
Series 2016-4 Class A
06/12/2020	1.500%	9,175,501	9,164,200
Series 2017-1 Class A
06/15/2020	1.720%	11,527,985	11,522,454
Series 2017-2 Class A
07/13/2020	1.840%	4,296,751	4,294,657
AmeriCredit Automobile Receivables Trust
Series 2016-1 Class A2A
06/10/2019	1.520%	317,565	317,592
Series 2017-2 Class A2A
09/18/2020	1.650%	2,400,000	2,400,075
AmeriCredit Automobile Receivables Trust(b)
Series 2016-3 Class A2B
11/08/2019	1.784%	1,669,288	1,670,808
ARI Fleet Lease Trust(a)
Series 2016-A Class A2
07/15/2024	1.820%	4,348,370	4,346,402
Ascentium Equipment Receivables Trust(a)
Series 2017-1A Class A2
07/10/2019	1.870%	3,050,000	3,049,377
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2013-1A Class A
09/20/2019	1.920%	5,808,000	5,805,971
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Republic Auto Receivables Trust
Series 2013-2 Class A2
03/15/2019	1.230%	256,917	256,820
Series 2016-1 Class A2
12/17/2018	1.500%	492,788	492,802
CarMax Auto Owner Trust
Series 2013-4 Class A4
05/15/2019	1.280%	5,624,014	5,621,762
Series 2016-4 Class A2
11/15/2019	1.210%	2,736,465	2,732,833
Series 2017-3 Class A2A
09/15/2020	1.640%	4,615,000	4,613,566
CCG Receivables Trust(a)
Series 2015-1 Class A2
11/14/2018	1.460%	2,173,993	2,171,204
Series 2017-1 Class A2
11/14/2023	1.840%	4,700,000	4,694,713
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	5,755,188	5,768,633
Series 2016-2A Class A1
06/15/2028	1.880%	7,929,376	7,921,215
Chesapeake Funding II LLC(a),(b)
Series 2017-2A Class A2
05/15/2029	1.676%	6,600,000	6,599,997
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A2
01/15/2020	1.360%	3,421,560	3,418,613
CNH Equipment Trust
Series 2014-C Class A3
11/15/2019	1.050%	3,140,738	3,137,080
Series 2015-B Class A3
07/15/2020	1.370%	2,779,306	2,776,258
Series 2016-B Class A2A
10/15/2019	1.310%	1,722,506	1,721,079
Series 2016-C Class A2
02/18/2020	1.260%	4,567,060	4,556,233
Conn’s Receivables Funding LLC(a)
Series 2016-B Class A
10/15/2018	3.730%	955,879	956,788
Dell Equipment Finance Trust(a)
Series 2016-1 Class A2
09/24/2018	1.430%	1,244,702	1,244,456
Discover Card Execution Note Trust
Series 2007-A1 Class A1
03/16/2020	5.650%	5,600,000	5,627,401
Series 2014-A5 Class A
04/15/2020	1.390%	10,300,000	10,299,942

The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Drive Auto Receivables Trust(a)
Series 2016-CA Class A2
01/15/2019	1.410%	2,246,455	2,245,972
Series 2017-AA Class A2
03/15/2019	1.480%	2,183,939	2,183,228
Series 2017-BA Class A2
12/17/2018	1.590%	6,150,000	6,149,859
Drive Auto Receivables Trust
Series 2017-2 Class A2A
08/15/2019	1.630%	4,370,000	4,369,920
DT Auto Owner Trust(a)
Series 2016-2A Class A
08/15/2019	1.730%	706,680	706,508
Series 2016-4A Class A
11/15/2019	1.440%	2,524,681	2,523,552
Series 2017-2A Class A
05/15/2020	1.720%	3,232,750	3,232,532
Enterprise Fleet Financing LLC(a)
Series 2014-2 Class A2
03/20/2020	1.050%	364,537	364,288
Series 2015-1 Class A2
09/20/2020	1.300%	3,535,144	3,533,072
Series 2015-2 Class A2
02/22/2021	1.590%	2,656,451	2,656,470
Series 2016-2 Class A2
02/22/2022	1.740%	2,937,845	2,935,023
Series 2017-1 Class A2
07/20/2022	2.130%	3,700,000	3,716,033
Exeter Automobile Receivables Trust(a)
Series 2015-2A Class A
11/15/2019	1.540%	219,883	219,833
Series 2015-3A Class A
03/16/2020	2.000%	767,693	767,846
Series 2016-1A Class A
07/15/2020	2.350%	1,056,290	1,056,085
Series 2016-3A Class A
11/16/2020	1.840%	1,842,089	1,837,110
First Investors Auto Owner Trust(a)
Series 2015-1A Class A3
11/16/2020	1.710%	1,654,924	1,654,627
Series 2015-2A Class A1
12/16/2019	1.590%	912,132	912,115
Series 2017-1A Class A1
04/15/2021	1.690%	1,643,212	1,640,803
Series 2017-2A Class A1
10/15/2021	1.860%	5,000,000	4,999,733
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flagship Credit Auto Trust(a)
Series 2016-3 Class A1
12/15/2019	1.610%	3,999,395	3,993,111
Ford Credit Floorplan Master Owner Trust
Series 2015-1 Class A1
01/15/2020	1.420%	12,460,000	12,456,370
GM Financial Automobile Leasing Trust
Series 2015-1 Class A3
09/20/2018	1.530%	5,064,245	5,064,946
Series 2015-2 Class A3
12/20/2018	1.680%	9,986,198	9,994,472
Series 2015-3 Class A3
03/20/2019	1.690%	2,800,000	2,802,026
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2017-1 Class A2
04/22/2019	1.720%	3,500,000	3,496,147
Harley-Davidson Motorcycle Trust
Series 2015-2 Class A3
03/16/2020	1.300%	7,137,872	7,133,029
Hertz Fleet Lease Funding LP(a),(b)
Series 2014-1 Class A
04/10/2028	1.624%	944,903	944,928
Series 2015-1 Class A
07/10/2029	1.794%	4,538,786	4,543,888
Series 2016-1 Class A1
04/10/2030	2.217%	5,406,609	5,422,091
Series 2017-1 Class A1
04/10/2031	1.767%	6,700,000	6,700,199
Huntington Auto Trust
Series 2016-1 Class A3
11/16/2020	1.590%	4,000,000	3,998,084
Hyundai Auto Lease Securitization Trust(a)
Series 2017-A Class A2A
07/15/2019	1.560%	2,100,000	2,099,040
Hyundai Floorplan Master Owner Trust(a)
Series 2016-1A Class A2
03/15/2021	1.810%	4,000,000	3,996,996
John Deere Owner Trust
Series 2017-B Class A2A
04/15/2020	1.590%	3,115,000	3,114,696
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	10,743,589	10,745,340
New York City Tax Lien Trust(a)
Series 2015-A Class A
11/10/2028	1.340%	669,105	666,303
Series 2016-A Class A
11/10/2029	1.470%	1,141,792	1,135,311

The accompanying Notes to Financial Statements are an integral part of this statement.
8	CMG Ultra Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York City Tax Lien Trust(a),(c)
Series 2017-A Class A
11/10/2030	1.470%	8,300,000	8,299,655
Nissan Master Owner Trust Receivables(b)
Series 2017-A Class A
04/15/2021	1.536%	9,250,000	9,267,277
OneMain Direct Auto Receivables Trust(a)
Series 2016-1A Class A
01/15/2021	2.040%	591,142	591,812
Prestige Auto Receivables Trust(a)
Series 2016-1A Class A3
06/15/2020	1.990%	3,250,000	3,256,797
Santander Drive Auto Receivables Trust
Series 2016-2 Class A2A
07/15/2019	1.380%	395,318	395,257
Series 2016-3 Class A2
11/15/2019	1.340%	1,866,627	1,865,852
SLM Private Education Loan Trust(a),(b)
Series 2013-B Class A1
07/15/2022	1.876%	602,083	602,168
Series 2014-A Class A1
07/15/2022	1.826%	18,007	18,006
SLM Student Loan Trust(a),(b)
Series 2003-12 Class A5
09/15/2022	1.526%	750,939	751,270
Series 2004-8A Class A5
04/25/2024	1.656%	8,931,709	8,961,614
SLM Student Loan Trust(b)
Series 2005-3 Class A5
10/25/2024	1.404%	9,718,088	9,718,081
Series 2006-1 Class A4
07/25/2019	1.404%	557,946	557,844
SMB Private Education Loan Trust(a),(b)
Series 2015-B Class A1
02/15/2023	1.926%	641,728	641,754
Series 2016-A Class A1
05/15/2023	1.926%	1,389,241	1,390,513
Series 2016-B Class A1
11/15/2023	1.876%	5,709,516	5,717,561
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	4,625,000	4,617,027
Sofi Professional Loan Program(a)
Series 2017-C Class A2A
07/25/2040	1.750%	3,451,449	3,450,974
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2A
03/25/2031	1.680%	4,381,559	4,380,652
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-C Class A2A
05/26/2031	1.480%	2,035,897	2,028,611
TCF Auto Receivables Owner Trust(a)
Series 2016-1A Class A2
11/15/2019	1.390%	4,872,426	4,868,268
Series 2016-PT1A Class A
06/15/2022	1.930%	7,265,473	7,259,847
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	7,654,000	7,618,395
Series 2016-2A Class A
05/20/2021	1.680%	10,210,000	10,186,227
Volvo Financial Equipment LLC(a)
Series 2016-1A Class A2
10/15/2018	1.440%	792,390	792,405
Series 2017-1A Class A2
10/15/2019	1.550%	5,000,000	4,997,625
Wachovia Student Loan Trust(b)
Series 2005-1 Class A5
01/26/2026	1.444%	5,793,554	5,787,107
Westlake Automobile Receivables Trust(a)
Series 2016-1A Class A2A
01/15/2019	1.820%	1,081,121	1,081,569
Series 2016-3A Class A2
10/15/2019	1.420%	4,123,545	4,119,650
Series 2017-1A Class A2
04/15/2020	1.780%	6,000,000	6,002,468
Wheels SPV 2 LLC(a)
Series 2015-1A Class A2
04/22/2024	1.270%	1,584,127	1,582,608
World Financial Network Credit Card Master Trust
Series 2014-C Class A
08/16/2021	1.540%	16,100,000	16,100,204
World Omni Automobile Lease Securitization Trust(b)
Series 2016-A2B Class A2B
02/15/2019	1.636%	3,040,133	3,043,367
Total Asset-Backed Securities — Non-Agency (Cost $450,661,543)			450,602,239

Commercial Mortgage-Backed Securities - Non-Agency 2.9%

CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A1
05/10/2058	1.501%	2,453,378	2,435,466
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3 Class A2
10/15/2045	1.765%	5,661,834	5,659,854
Series 2013-LC6 Class A2
01/10/2046	1.906%	4,535,211	4,535,075

The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-CR14 Class A1
02/10/2047	1.330%	829,629	828,822
Commercial Mortgage Trust
Series 2013-CR10 Class A1
08/10/2046	1.278%	1,088,867	1,087,289
Series 2013-CR6 Class A2
03/10/2046	2.122%	4,672,753	4,679,835
Series 2013-CR9 Class A2
07/10/2045	3.055%	7,110,178	7,160,994
Series 2014-CR19 Class A1
08/10/2047	1.415%	4,513,376	4,499,610
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12 Class A2
07/15/2045	2.424%	2,323,249	2,335,127
Series 2014-C19 Class A1
04/15/2047	1.266%	1,153,505	1,152,123
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-LC9 Class A2
12/15/2047	1.677%	5,569,650	5,568,485
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 Class A1
08/15/2047	1.551%	846,102	844,680
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3 Class A2
08/10/2049	1.852%	315,252	315,130
Series 2012-C4 Class A2
12/10/2045	1.712%	4,856,424	4,855,116
Series 2013-C5 Class A1
03/10/2046	0.779%	356,431	355,899
WF-RBS Commercial Mortgage Trust
Series 2014-C20 Class A1
05/15/2047	1.283%	4,082,867	4,069,184
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $50,433,965)			50,382,689

Corporate Bonds & Notes 52.2%

Aerospace & Defense 1.0%
Lockheed Martin Corp.
11/23/2018	1.850%	10,000,000	10,027,210
Northrop Grumman Corp.
06/01/2018	1.750%	8,000,000	8,012,968
Total			18,040,178
Automotive 1.4%
Daimler Finance North America LLC(a),(b)
11/05/2018	1.421%	5,000,000	5,000,265
Ford Motor Credit Co. LLC
10/05/2018	2.551%	10,000,000	10,075,050
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toyota Motor Credit Corp.
01/12/2018	1.450%	10,000,000	10,001,990
Total			25,077,305
Banking 16.9%
American Express Credit Corp.(b)
03/18/2019	1.817%	11,000,000	11,073,832
Australia & New Zealand Banking Group Ltd.(a),(b)
09/23/2019	1.949%	9,500,000	9,569,265
Bank of America Corp.(b)
04/01/2019	2.169%	15,000,000	15,148,305
Bank of Montreal(b)
12/12/2019	1.828%	10,000,000	10,064,310
Bank of New York Mellon Corp. (The)(b)
05/22/2018	1.552%	6,000,000	6,018,216
Bank of Nova Scotia (The)(b)
07/14/2020	1.694%	10,000,000	10,005,960
Barclays Bank PLC
02/20/2019	2.500%	7,000,000	7,060,291
BB&T Corp.(b)
02/01/2019	1.830%	10,000,000	10,056,750
Capital One NA(b)
02/05/2018	1.851%	8,750,000	8,756,344
Citigroup Inc.(b)
01/10/2020	1.789%	14,000,000	14,112,420
Commonwealth Bank of Australia
03/12/2018	1.625%	8,500,000	8,508,662
Cooperatieve Rabobank UA
01/14/2019	2.250%	8,000,000	8,072,336
Credit Suisse AG
04/27/2018	1.700%	6,000,000	6,001,596
Discover Bank
02/21/2018	2.000%	7,000,000	7,010,199
Fifth Third Bank
02/28/2018	1.450%	10,000,000	9,997,360
Goldman Sachs Group, Inc. (The)(b)
04/23/2020	2.313%	13,000,000	13,218,790
HSBC USA, Inc.
08/07/2018	2.000%	11,000,000	11,034,474
Huntington National Bank (The)
06/30/2018	2.000%	8,000,000	8,023,264
ING Bank NV(a),(b)
03/22/2019	2.417%	7,050,000	7,146,888
JPMorgan Chase & Co.(b)
03/22/2019	1.996%	16,000,000	16,140,000
KeyBank NA
02/01/2018	1.650%	8,000,000	8,004,080

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CMG Ultra Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Bank PLC
11/27/2018	2.300%	8,000,000	8,050,336
Manufacturers & Traders Trust Co.
01/30/2019	2.300%	1,595,000	1,607,698
Morgan Stanley(b)
01/24/2019	2.003%	12,000,000	12,093,300
PNC Bank NA(b)
12/07/2018	1.351%	10,400,000	10,438,324
Royal Bank of Canada(b)
04/15/2019	2.014%	10,000,000	10,078,000
State Street Corp.
05/15/2018	1.350%	3,713,000	3,709,035
Toronto-Dominion Bank (The)(b)
07/23/2018	1.853%	7,500,000	7,531,605
01/22/2019	2.153%	3,474,000	3,508,691
U.S. Bank NA(b)
05/24/2019	1.352%	12,325,000	12,322,165
Wells Fargo & Co.(b)
07/22/2020	2.033%	12,500,000	12,684,487
Westpac Banking Corp.(b)
03/06/2020	1.653%	6,885,000	6,894,267
Total			293,941,250
Cable and Satellite 1.0%
British Sky Broadcasting Group PLC(a)
02/15/2018	6.100%	6,170,000	6,310,855
Comcast Corp.
05/15/2018	5.700%	10,000,000	10,324,590
Total			16,635,445
Chemicals 0.7%
LyondellBasell Industries NV
04/15/2019	5.000%	7,000,000	7,312,515
Rohm & Haas Co.
09/15/2017	6.000%	4,951,000	4,976,235
Total			12,288,750
Construction Machinery 1.2%
Caterpillar Financial Services(b)
01/10/2020	1.503%	10,000,000	10,073,890
John Deere Capital Corp.(b)
10/15/2018	1.275%	10,000,000	10,026,450
Total			20,100,340
Diversified Manufacturing 1.4%
General Electric Capital Corp.(b)
01/14/2019	1.814%	2,479,000	2,494,055
01/09/2020	1.924%	10,473,000	10,592,392
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Honeywell International, Inc.(b)
10/30/2019	1.319%	1,875,000	1,884,482
United Technologies Corp.(b)
11/01/2019	1.520%	10,000,000	10,059,460
Total			25,030,389
Electric 2.6%
Duke Energy Corp.
06/15/2018	2.100%	2,848,000	2,858,740
MidAmerican Energy Co.
03/15/2018	5.300%	7,010,000	7,171,062
National Rural Utilities Cooperative Finance Corp.
02/01/2018	5.450%	2,255,000	2,298,702
Pacific Gas & Electric Co.(b)
11/30/2017	1.400%	7,000,000	7,001,029
Southern California Edison Co.
11/01/2017	1.250%	2,000,000	1,998,642
Southern Co. (The)
08/15/2017	1.300%	7,250,000	7,248,966
Virginia Electric & Power Co.
04/30/2018	5.400%	9,393,000	9,649,250
WEC Energy Group, Inc.
06/15/2018	1.650%	7,807,000	7,810,232
Total			46,036,623
Food and Beverage 2.2%
Anheuser-Busch InBev Finance, Inc.(b)
02/01/2019	1.711%	6,152,000	6,178,085
Diageo Capital PLC
04/29/2018	1.125%	7,000,000	6,980,589
General Mills, Inc.
10/20/2017	1.400%	5,377,000	5,375,747
Kraft Heinz Foods Co.
07/02/2018	2.000%	6,000,000	6,016,710
Molson Coors Brewing Co.(a)
03/15/2019	1.900%	7,245,000	7,241,834
PepsiCo, Inc.(b)
05/02/2019	1.210%	7,000,000	7,000,518
Total			38,793,483
Health Care 1.4%
Cardinal Health, Inc.
06/14/2019	1.948%	7,000,000	7,028,007
Medtronic, Inc.(b)
03/15/2020	2.046%	10,000,000	10,165,450

The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thermo Fisher Scientific, Inc.
02/01/2019	2.400%	7,500,000	7,562,243
Total			24,755,700
Healthcare Insurance 1.5%
Aetna, Inc.(b)
12/08/2017	1.869%	8,000,000	8,014,624
Anthem, Inc.
01/15/2018	1.875%	8,000,000	8,001,688
UnitedHealth Group, Inc.
07/16/2018	1.900%	10,000,000	10,035,650
Total			26,051,962
Independent Energy 0.3%
Canadian Natural Resources Ltd.
01/15/2018	1.750%	4,510,000	4,506,852
Integrated Energy 1.9%
BP Capital Markets PLC(b)
08/14/2018	1.532%	10,000,000	10,022,790
Chevron Corp.(b)
03/03/2020	1.428%	5,640,000	5,655,668
Petro-Canada
05/15/2018	6.050%	8,450,000	8,721,338
Total Capital S.A.
08/10/2018	2.125%	9,082,000	9,136,274
Total			33,536,070
Life Insurance 2.9%
American International Group, Inc.
01/16/2018	5.850%	6,704,000	6,831,664
MetLife Global Funding I(a),(b)
12/19/2018	1.423%	10,000,000	10,034,990
New York Life Global Funding(a)
04/27/2018	1.300%	10,000,000	9,992,230
Pricoa Global Funding I(a)
09/21/2018	1.900%	10,000,000	10,028,140
Principal Life Global Funding II(a)
09/11/2017	1.500%	10,000,000	9,999,559
Voya Financial, Inc.
02/15/2018	2.900%	2,740,000	2,756,909
Total			49,643,492
Media and Entertainment 0.9%
21st Century Fox America, Inc.
05/18/2018	7.250%	7,925,000	8,263,500
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp.
09/29/2017	1.650%	7,000,000	6,999,959
Total			15,263,459
Midstream 1.0%
Enterprise Products Operating LLC
05/07/2018	1.650%	6,370,000	6,365,458
Kinder Morgan Finance Co. LLC(a)
01/15/2018	6.000%	6,000,000	6,107,970
TransCanada PipeLines Ltd.(b)
01/12/2018	1.946%	5,000,000	5,014,245
Total			17,487,673
Natural Gas 0.5%
Sempra Energy
06/15/2018	6.150%	8,000,000	8,293,472
Office REIT 0.4%
Boston Properties LP
11/15/2018	3.700%	7,000,000	7,142,688
Pharmaceuticals 2.8%
AbbVie, Inc.
05/14/2018	1.800%	7,000,000	7,010,479
Allergan Funding SCS(b)
03/12/2018	2.308%	5,000,000	5,019,765
Amgen, Inc.(b)
05/10/2019	1.502%	8,000,000	8,013,144
Baxalta, Inc.(b)
06/22/2018	1.936%	850,000	853,913
Baxalta, Inc.
06/22/2018	2.000%	5,000,000	5,010,485
Gilead Sciences, Inc.
09/04/2018	1.850%	8,500,000	8,527,931
Merck & Co., Inc.(b)
05/18/2018	1.541%	5,000,000	5,013,590
Roche Holdings, Inc.(a)
09/29/2017	1.350%	9,000,000	8,999,310
Total			48,448,617
Property & Casualty 1.6%
Berkshire Hathaway Finance Corp.(b)
01/11/2019	1.555%	12,000,000	12,041,736
Chubb Corp. (The)
05/15/2018	5.750%	8,000,000	8,264,064
Hartford Financial Services Group, Inc. (The)
01/15/2019	6.000%	5,875,000	6,211,508

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CMG Ultra Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Travelers Companies, Inc. (The)
05/15/2018	5.800%	1,720,000	1,775,654
Total			28,292,962
Railroads 0.6%
Canadian National Railway Co.(b)
11/14/2017	1.352%	5,528,000	5,529,465
Union Pacific Corp.
11/15/2017	5.750%	4,430,000	4,481,849
Total			10,011,314
Refining 0.1%
Marathon Petroleum Corp.
12/14/2018	2.700%	1,032,000	1,042,555
Retail REIT 0.5%
Simon Property Group LP
02/01/2019	2.200%	8,000,000	8,056,328
Retailers 1.7%
CVS Health Corp.
07/20/2018	1.900%	8,600,000	8,625,542
Lowes Companies, Inc.(b)
09/14/2018	1.842%	9,000,000	9,051,984
Target Corp.
01/15/2018	6.000%	1,000,000	1,020,305
Wal-Mart Stores, Inc.
02/15/2018	5.800%	9,859,000	10,089,129
Total			28,786,960
Technology 2.6%
Apple, Inc.(b)
08/02/2019	1.314%	10,000,000	10,012,920
Cisco Systems, Inc.(b)
03/01/2019	1.702%	8,000,000	8,054,952
International Business Machines Corp.
09/14/2017	5.700%	7,000,000	7,034,164
Oracle Corp.(b)
01/15/2019	1.884%	10,000,000	10,070,350
QUALCOMM, Inc.(b)
05/20/2019	1.534%	10,000,000	10,029,160
Total			45,201,546
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(a)
10/15/2017	6.375%	5,100,000	5,148,068
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.4%
Rogers Communications, Inc.
08/15/2018	6.800%	7,000,000	7,367,339
Wirelines 2.4%
AT&T, Inc.
03/11/2019	2.300%	13,000,000	13,097,448
Deutsche Telekom International Finance BV
08/20/2018	6.750%	8,000,000	8,410,656
Orange SA
02/06/2019	2.750%	8,000,000	8,109,552
Verizon Communications, Inc.(b)
06/17/2019	2.037%	12,000,000	12,094,788
Total			41,712,444
Total Corporate Bonds & Notes (Cost $905,293,322)			906,693,264

Foreign Government Obligations 1.2%

Canada 1.2%
Province of Ontario
01/18/2019	1.625%	10,000,000	10,005,390
Province of Quebec
05/14/2018	4.625%	10,000,000	10,244,860
Total			20,250,250
Total Foreign Government Obligations (Cost $20,273,739)			20,250,250

Residential Mortgage-Backed Securities - Agency 0.0%

Federal Home Loan Mortgage Corp.(b)
02/01/2036	2.923%	162,733	171,729
Federal National Mortgage Association(b)
03/01/2034	3.755%	133,613	136,500
Total Residential Mortgage-Backed Securities - Agency (Cost $295,201)			308,229

Residential Mortgage-Backed Securities - Non-Agency 1.0%

COLT Mortgage Loan Trust(a),(b)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	2,830,341	2,857,273
Mill City Mortgage Trust(a)
Series 2015-2 Class A1
09/25/2057	3.000%	3,473,621	3,488,646

The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mortgage Repurchase Agreement Financing Trust(a),(b)
Series 2017-1 Class A1
07/10/2019	2.074%	10,400,000	10,403,418
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $16,729,931)			16,749,337

Treasury Bills 2.8%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 2.8%
U.S. Treasury Bills
08/03/2017	0.880%	49,425,000	49,421,434
Total			49,421,434
Total Treasury Bills (Cost $49,423,288)			49,421,434

U.S. Government & Agency Obligations 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks
06/25/2018	1.220%	34,000,000	33,955,154
Federal Farm Credit Banks(b)
02/21/2020	1.279%	72,050,000	72,182,644
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
06/13/2018	4.875%	16,620,000	17,136,383
Total U.S. Government & Agency Obligations (Cost $123,162,510)			123,274,181

U.S. Treasury Obligations 3.3%

U.S. Treasury
10/31/2017	0.750%	57,850,000	57,794,702
Total U.S. Treasury Obligations (Cost $57,802,512)			57,794,702

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(d),(e)	60,146,968	60,146,968
Total Money Market Funds (Cost $60,140,953)		60,146,968
Total Investments (Cost: $1,734,216,964)		1,735,623,293
Other Assets & Liabilities, Net		(594,756)
Net Assets		1,735,028,537

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $370,886,542, which represents 21.38% of net assets.
(b)	Variable rate security.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	100,312,375	1,454,768,092	(1,494,933,499)	60,146,968	(976)	540,702	60,146,968
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CMG Ultra Short Term Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	442,302,584	8,299,655	—	450,602,239
Commercial Mortgage-Backed Securities - Non-Agency	—	50,382,689	—	—	50,382,689
Corporate Bonds & Notes	—	906,693,264	—	—	906,693,264
Foreign Government Obligations	—	20,250,250	—	—	20,250,250
Residential Mortgage-Backed Securities - Agency	—	308,229	—	—	308,229
Residential Mortgage-Backed Securities - Non-Agency	—	16,749,337	—	—	16,749,337
Treasury Bills	49,421,434	—	—	—	49,421,434
U.S. Government & Agency Obligations	—	123,274,181	—	—	123,274,181
U.S. Treasury Obligations	57,794,702	—	—	—	57,794,702
Money Market Funds	—	—	—	60,146,968	60,146,968
Total Investments	107,216,136	1,559,960,534	8,299,655	60,146,968	1,735,623,293
The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table shows transfers between Levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
2,799,631	—	—	2,799,631
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CMG Ultra Short Term Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,674,076,011
Affiliated issuers, at cost	60,140,953
Total investments, at cost	1,734,216,964
Investments, at value
Unaffiliated issuers, at value	1,675,476,325
Affiliated issuers, at value	60,146,968
Total investments, at value	1,735,623,293
Cash	236
Receivable for:
Investments sold	3,328,609
Capital shares sold	1,984,837
Dividends	75,407
Interest	5,878,321
Foreign tax reclaims	9,364
Expense reimbursement due from Investment Manager	866
Trustees’ deferred compensation plan	74,739
Total assets	1,746,975,672
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,299,655
Capital shares purchased	1,636,492
Distributions to shareholders	1,867,974
Management services fees	35,722
Other expenses	32,553
Trustees’ deferred compensation plan	74,739
Total liabilities	11,947,135
Net assets applicable to outstanding capital stock	$1,735,028,537
Represented by
Paid in capital	1,757,686,764
Undistributed net investment income	224,004
Accumulated net realized loss	(24,288,560)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,400,314
Investments - affiliated issuers	6,015
Total - representing net assets applicable to outstanding capital stock	$1,735,028,537
Shares outstanding	192,416,919
Net asset value per share	9.02
The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	17

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$540,702
Interest	22,473,724
Total income	23,014,426
Expenses:
Management services fees	4,331,299
Compensation of board members	48,898
Audit fees	31,615
Legal fees	12,197
Total expenses	4,424,009
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(88,030)
Total net expenses	4,335,979
Net investment income	18,678,447
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,704,257
Investments — affiliated issuers	(976)
Foreign currency translations	(2)
Net realized gain	1,703,279
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(172,223)
Investments — affiliated issuers	6,015
Net change in unrealized appreciation (depreciation)	(166,208)
Net realized and unrealized gain	1,537,071
Net increase in net assets resulting from operations	$20,215,518
The accompanying Notes to Financial Statements are an integral part of this statement.
18	CMG Ultra Short Term Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$18,678,447	$9,438,839
Net realized gain (loss)	1,703,279	(3,436,171)
Net change in unrealized appreciation (depreciation)	(166,208)	5,847,180
Net increase in net assets resulting from operations	20,215,518	11,849,848
Distributions to shareholders
Net investment income	(18,609,464)	(9,508,316)
Total distributions to shareholders	(18,609,464)	(9,508,316)
Increase (decrease) in net assets from capital stock activity	261,062,137	(49,161,602)
Total increase (decrease) in net assets	262,668,191	(46,820,070)
Net assets at beginning of year	1,472,360,346	1,519,180,416
Net assets at end of year	$1,735,028,537	$1,472,360,346
Undistributed (excess of distributions over) net investment income	$224,004	$(155,124)
The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	169,147,941	1,523,749,110	93,609,529	842,162,488
Distributions reinvested	157,217	1,416,563	93,397	840,333
Redemptions	(140,309,938)	(1,264,103,536)	(99,165,225)	(892,164,423)
Total net increase (decrease)	28,995,220	261,062,137	(5,462,299)	(49,161,602)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	CMG Ultra Short Term Bond Fund | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended July 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$9.01	$9.00	$9.00	$8.99	$9.01
Income from investment operations:
Net investment income	0.10	0.06	0.03	0.04	0.07
Net realized and unrealized gain (loss)	0.01	0.01	(0.00) (a)	0.01	(0.02)
Total from investment operations	0.11	0.07	0.03	0.05	0.05
Less distributions to shareholders from:
Net investment income	(0.10)	(0.06)	(0.03)	(0.04)	(0.07)
Total distributions to shareholders	(0.10)	(0.06)	(0.03)	(0.04)	(0.07)
Net asset value, end of period	$9.02	$9.01	$9.00	$9.00	$8.99
Total return	1.19%	0.77%	0.37%	0.52%	0.55%
Ratios to average net assets
Total gross expenses(b)	0.26%	0.26%	0.26%	0.26%	0.26%
Total net expenses(b),(c)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.08%	0.65%	0.37%	0.40%	0.76%
Supplemental data
Portfolio turnover	111%	82%	62%	68%	67%
Net assets, end of period (in thousands)	$1,735,029	$1,472,360	$1,519,180	$1,792,626	$1,836,456

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	21

Notes to Financial Statements
July 31, 2017
Note 1. Organization
CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund’s prospectus for further details, including applicable investment minimums.
Fund shares
The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
22	CMG Ultra Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
CMG Ultra Short Term Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund’s management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund’s prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following
24	CMG Ultra Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer Agency Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2017, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.25% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
CMG Ultra Short Term Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
310,145	1,939,014	(2,249,159)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,609,464	—	18,609,464	9,508,316	—	9,508,316
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,166,717	—	(24,288,560)	1,406,329
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,734,216,964	2,120,475	(714,146)	1,406,329
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
1,023,617	11,369,928	4,055,173	7,839,842	24,288,560	1,392,484	2,249,159	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,043,083,218 and $1,795,606,950, respectively, for the year ended July 31, 2017, of which $360,312,879 and $370,879,655, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26	CMG Ultra Short Term Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit,
CMG Ultra Short Term Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 91.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	CMG Ultra Short Term Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of CMG Ultra Short Term Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
CMG Ultra Short Term Bond Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	CMG Ultra Short Term Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
CMG Ultra Short Term Bond Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
columbiathreadneedleus.com/institutional.
32	CMG Ultra Short Term Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CMG Ultra Short Term Bond Fund | Annual Report 2017	33

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to CMG Ultra Short Term Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund November 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
34	CMG Ultra Short Term Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the sixty-sixth, sixtieth and fifty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	35

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
36	CMG Ultra Short Term Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
CMG Ultra Short Term Bond Fund | Annual Report 2017	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/institutional; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/institutional, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/institutional or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	CMG Ultra Short Term Bond Fund | Annual Report 2017

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CMG Ultra Short Term Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/institutional. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/institutional
ANN103_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Oregon Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund) seeks a high level of income exempt from Federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the state of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2003
Paul Fuchs, CFA
Co-manager
Managed Fund since October 2016
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-0.39	1.89	3.44
	Including sales charges		-3.40	1.27	3.13
Class B	Excluding sales charges	11/01/02	-1.21	1.13	2.67
	Including sales charges		-4.12	1.13	2.67
Class C	Excluding sales charges	10/13/03	-0.91	1.45	3.01
	Including sales charges		-1.88	1.45	3.01
Class R4*		03/19/13	-0.14	2.15	3.70
Class R5*		11/08/12	-0.18	2.17	3.71
Class Y*		03/01/17	-0.12	2.15	3.70
Class Z		07/02/84	-0.14	2.14	3.70
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			0.43	2.79	4.54
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Oregon Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2017)
AAA rating	10.1
AA rating	54.6
A rating	23.2
BBB rating	6.5
C rating	1.5
Not rated	4.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned -0.39%, excluding sales charges, during the 12-month period that ended July 31, 2017. Class Z shares of the Fund returned -0.14% for the same time period. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 0.43% for the 12 months. The Fund’s higher quality bias contributed to its underperformance versus the benchmark, as did its positions in Virgin Islands bonds.
Market overview
Municipal bonds produced a slight gain during the 12 months ended July 31, 2017, with a sell-off in late 2016 offset by stronger performance so far in 2017.
The market was relatively stable early in the period, as rates held in a tight range through September 2016. Municipal bonds weakened somewhat in October 2016 as investors began to price in the possibility of an interest rate increase by the U.S. Federal Reserve (the Fed) at its December 2016 meeting, but the downturn was fairly modest in nature. This relatively calm environment changed abruptly in November 2016 due to the unexpected outcome of the U.S. elections. Donald Trump’s surprising victory, in conjunction with the Republican sweep of Congress, prompted investors to recalibrate their expectations toward a backdrop of stronger economic growth, lower taxes, and more aggressive Fed policy. U.S. Treasury yields spiked higher as a result, and municipals followed suit. (Prices and yields move in opposite directions).
Volatility subsequently abated in 2017, as the Republican Party’s difficulties in enacting its agenda led to fading prospects for fiscal stimulus. Additionally, the combination of lower new-issue supply and robust cash inflows into municipals helped the benchmark produce a string of months with positive returns. The volume of new issues set a record in the 2016 calendar year, with more than half of the new issuance resulting from issuers refinancing older, higher yielding debt. In contrast, supply has dropped by approximately 12% year-to-date through July 31, 2017, as higher rates led to a decline in refunding volume. Demand was healthy during the 2017 portion of the reporting period, which — in conjunction with lower supply — has provided a firm foundation for the market. Pension issues continued to dominate headlines nationally, however, with Illinois, Chicago, Connecticut, New Jersey and Pennsylvania all struggling with large underfunded liabilities.
The net impact of these developments was a small price decline for intermediate-term issues over the full 12-month period, but the modest downturn was more than offset by coupon income.
Oregon’s healthy economy fuels positive market sentiment
Oregon municipal bonds performed well relative to the broader tax-exempt market, as there were no significant pension concerns or large unfunded liabilities at either the state or local levels. The market was further supported by the favorable economic conditions in the state. Employment growth remained strong due in part to the high representation of fast-growing industries such as technology and healthcare, leading to rising hourly earnings and surging home prices. Although Oregon is on track for a substantial budget shortfall in the next two years, the healthy growth outlook led to improving credit conditions and provided a tailwind for municipal bond prices.
Contributors and detractors
The Fund underperformed the benchmark due mainly to its yield curve positioning. The Fund had a small barbell structure, with larger weights in the short and longer ends of the curve compared to the intermediate portion, which detracted given that five- to eight-year securities outperformed. The Fund’s shorter maturity, zero-coupon bonds performed well, however, with the four- to five-year range generating the best results.
Electric revenue, hospital, housing and transportation issues all outpaced the benchmark and contributed positively to Fund performance. Local general obligation debt, which comprised more than 30% of the portfolio, finished in line with the benchmark. While this market segment did not offer as much yield as A and BBB rated bonds, it helped augment the portfolio’s overall credit quality.
The Fund’s exposure to Virgin Islands bonds was an additional factor in its underperformance. Moody’s downgraded the territory in mid-2016 as the language in the federal oversight bill to aid the distressed island of Puerto Rico was written in such a way as to include other territories. In addition, investors reacted unfavorably to the Virgin Islands’ poor credit fundamentals. After evaluating the outlook for the territory and determining that the risk-reward tradeoff was unfavorable given
4	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
the way events unfolded in Puerto Rico, we decided to eliminate the position. Historically, the Fund has invested in Virgin Islands credits because they are exempt from federal and state income taxes, and they offered the opportunity to own higher yielding bonds than would typically be found in Oregon.
The Fund’s overweight in pre-refunded bonds has increased over the past two years due to issuers’ refinancing activity. While these securities are higher quality, they also tend to have shorter maturities. This proved to be a small drag on results due to the outperformance for longer term bonds.
Fund positioning
The Fund was positioned with a slightly shorter duration (lower interest rate sensitivity) relative to the benchmark during the first half of the period, which added value as yields rose in late 2016. We subsequently extended the Fund’s duration, but it remained below the benchmark at the end of July due to the U.S. Federal Reserve’s continued policy tightening.
In terms of credit quality, we continued to see some value in the A and BBB tiers. However, the opportunities in these areas were limited since much of the new-issue supply in Oregon was highly rated. We therefore retained a high-quality portfolio with an average credit quality in the lower AA range.
We decreased the portfolio’s allocation to shorter maturity bonds and used the proceeds to purchase securities with maturities longer than ten years. We saw more value in this segment due to its higher yields, particularly in the wake of the post-election sell-off. At the sector level, we increased the Fund’s weighting in healthcare by adding to both hospital and continuing-care retirement community issues. We also added to the electric utilities area, as well as to higher quality bonds in the water and sewer and local school-district sectors.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.50	1,020.63	4.22	4.21	0.84
Class B	1,000.00	1,000.00	1,023.70	1,016.91	7.98	7.95	1.59
Class C	1,000.00	1,000.00	1,025.20	1,018.35	6.53	6.51	1.30
Class R4	1,000.00	1,000.00	1,029.60	1,021.82	3.02	3.01	0.60
Class R5	1,000.00	1,000.00	1,029.00	1,022.02	2.82	2.81	0.56
Class Y	1,000.00	1,000.00	1,025.90 (a)	1,022.17	2.22 (a)	2.66	0.53 (a)
Class Z	1,000.00	1,000.00	1,028.80	1,021.82	3.02	3.01	0.60
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 98.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.0%
Port of Portland
Refunding Revenue Bonds
Portland International Airport
Series 2015-23
07/01/2028	5.000%	1,240,000	1,483,524
07/01/2031	5.000%	1,750,000	2,054,202
07/01/2032	5.000%	2,000,000	2,333,620
Revenue Bonds
Passenger Facility Charge
Series 2011
07/01/2027	5.500%	6,635,000	7,570,071
Total			13,441,417
Charter Schools 0.2%
Oregon State Facilities Authority(a)
Revenue Bonds
Redmond Proficiency Academy Project
Series 2015
06/15/2025	4.750%	200,000	208,526
06/15/2035	5.500%	540,000	561,994
Total			770,520
Higher Education 4.6%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2034	5.250%	1,000,000	1,094,230
Series 2015
05/01/2030	5.000%	550,000	621,214
Oak Tree Foundation Project
Series 2017
03/01/2024	5.000%	250,000	285,922
03/01/2025	5.000%	200,000	229,428
Oregon Health & Science University(b)
Revenue Bonds
Capital Appreciation-Independent School District
Series 1996A (NPFGC)
07/01/2021	0.000%	7,070,000	6,369,929
Oregon Health & Science University
Revenue Bonds
Series 2012A
07/01/2018	5.000%	1,000,000	1,036,490
Series 2012E
07/01/2032	5.000%	7,000,000	7,873,740
Oregon State Facilities Authority
Refunding Revenue Bonds
University of Portland
Series 2015A
04/01/2030	5.000%	500,000	577,555
04/01/2031	5.000%	530,000	611,111
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Linfield College Project
Series 2015A
10/01/2024	5.000%	1,390,000	1,637,615
Total			20,337,234
Hospital 11.2%
Astoria Hospital Facilities Authority
Refunding Revenue Bonds
Columbia Memorial Hospital
Series 2012
08/01/2018	4.000%	745,000	761,494
08/01/2019	4.000%	855,000	891,329
08/01/2020	4.000%	915,000	969,717
08/01/2021	4.000%	725,000	779,121
08/01/2026	5.000%	1,200,000	1,326,168
08/01/2027	5.000%	1,260,000	1,383,417
08/01/2031	5.000%	2,860,000	3,081,050
Deschutes County Hospital Facilities Authority
Refunding Revenue Bonds
St. Charles Health System
Series 2016
01/01/2033	4.000%	500,000	526,655
Hospital Facilities Authority of Multnomah County
Revenue Bonds
Adventist Health West
Series 2009A
09/01/2021	5.000%	3,685,000	3,982,269
Klamath Falls Intercommunity Hospital Authority
Refunding Revenue Bonds
Sky Lakes Medical Center Project
Series 2012
09/01/2018	5.000%	1,195,000	1,244,724
09/01/2019	5.000%	1,255,000	1,351,372
09/01/2022	5.000%	500,000	581,520
Series 2016
09/01/2028	5.000%	265,000	315,522
09/01/2030	5.000%	430,000	503,014
09/01/2031	5.000%	200,000	232,802
09/01/2032	5.000%	270,000	312,884
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	4,000,000	4,690,040
Oregon State Facilities Authority
Refunding Revenue Bonds
Legacy Health Project
Series 2011A
05/01/2020	5.250%	5,000,000	5,544,200
Series 2016A
06/01/2033	5.000%	1,600,000	1,846,640
06/01/2034	5.000%	3,185,000	3,665,298

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PeaceHealth Project
Series 2009A
11/01/2019	5.000%	3,695,000	4,009,408
Series 2014A
11/15/2029	5.000%	1,600,000	1,860,080
Samaritan Health Services Project
Series 2010A
10/01/2022	5.000%	3,450,000	3,781,269
Series 2016
10/01/2031	5.000%	2,430,000	2,770,880
Salem Hospital Facility Authority
Refunding Revenue Bonds
Salem Health Project
Series 2016A
05/15/2030	5.000%	1,000,000	1,166,210
05/15/2031	5.000%	1,025,000	1,188,313
Salem Health Projects
Series 2016A
05/15/2029	5.000%	1,000,000	1,178,350
Total			49,943,746
Independent Power 1.4%
Western Generation Agency
Revenue Bonds
Wauna Cogeneration Project
Series 2006A
01/01/2020	5.000%	3,235,000	3,236,844
01/01/2021	5.000%	3,000,000	3,003,270
Total			6,240,114
Investor Owned 0.9%
Port of Morrow
Refunding Revenue Bonds
Portland General Electric
Series 1998A
05/01/2033	5.000%	3,750,000	4,138,388
Local General Obligation 34.1%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis
Unlimited General Obligation Refunding Bonds
Series 2007 (AGM)
06/15/2020	5.000%	5,000,000	5,545,950
Blue Mountain Community College District
Unlimited General Obligation Bonds
Series 2015
06/15/2029	4.000%	1,000,000	1,106,430
Boardman Park & Recreation District
Unlimited General Obligation Bonds
Series 2015
06/15/2035	5.250%	3,400,000	3,699,506
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Canyonville South Umpqua Rural Fire Protection District
Unlimited General Obligation Bonds
Series 2001
07/01/2031	5.400%	610,000	610,622
Central Oregon Community College
Limited General Obligation Bonds
Series 2014
06/01/2029	5.000%	500,000	580,815
Unlimited General Obligation Bonds
Series 2010
06/15/2024	4.750%	2,580,000	2,842,747
Chemeketa Community College
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2026	5.000%	1,100,000	1,315,149
Chemeketa Community College District
Unlimited General Obligation Refunding Bonds
Series 2015
06/15/2026	4.000%	1,745,000	1,987,730
City of Hillsboro
Limited General Obligation Refunding Bonds
Series 2012
06/01/2025	4.000%	1,875,000	2,064,206
City of Lebanon
Unlimited General Obligation Refunding Bonds
Series 2015
06/01/2026	5.000%	1,675,000	2,002,998
06/01/2027	5.000%	1,715,000	2,029,308
City of Madras
Unlimited General Obligation Refunding Bonds
Series 2013
02/15/2024	4.000%	745,000	809,808
02/15/2027	4.500%	500,000	544,065
City of Portland
Limited General Obligation Bonds
Limited Tax Sellwood Bridge Project
Series 2014
06/01/2024	5.000%	1,985,000	2,432,776
Limited Tax General Obligation Refunding Bonds
Series 2011A
06/01/2023	5.000%	6,140,000	6,991,250
Unlimited General Obligation Refunding Bonds
Public Safety Projects and Emergency Facilities
Series 2014
06/15/2024	5.000%	1,885,000	2,314,365
City of Portland(b)
Limited Tax General Obligation Bonds
Series 2001B
06/01/2018	0.000%	4,000,000	3,969,320
06/01/2019	0.000%	4,000,000	3,926,440
06/01/2020	0.000%	4,000,000	3,874,120

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Redmond
Limited General Obligation Bonds
Series 2014A
06/01/2027	5.000%	685,000	798,614
City of Salem
Unlimited General Obligation Bonds
Series 2009
06/01/2019	5.000%	2,025,000	2,171,185
06/01/2020	5.000%	880,000	943,721
City of Sisters
Limited General Obligation Refunding Bonds
Series 2016
12/01/2035	4.000%	620,000	667,294
Clackamas Community College District(b)
Unlimited General Obligation Bonds
Convertible Deferred Interest
Series 2017A
06/15/2038	0.000%	760,000	783,887
Clackamas County School District No. 108 Estacada
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
06/15/2025	5.500%	2,485,000	3,173,047
Clackamas County School District No. 12 North Clackamas
Unlimited General Obligation Bonds
Series 2017B
06/15/2033	5.000%	3,500,000	4,213,615
Unlimited General Obligation Refunding Bonds
Series 2014
06/15/2029	5.000%	1,500,000	1,771,545
Unlimited General Obligation Refunding Notes
Series 2016
06/15/2032	4.000%	2,000,000	2,198,900
Clackamas County School District No. 62
Limited General Obligation Refunding Bonds
Series 2014
06/01/2034	5.000%	1,770,000	2,028,367
Columbia Gorge Community College District
Unlimited General Obligation Refunding Bonds
Series 2012
06/15/2018	3.000%	810,000	823,916
06/15/2019	2.500%	1,010,000	1,036,745
Deschutes & Jefferson Counties School District No. 2J Redmond(b)
Unlimited General Obligation Bonds
Series 2004B (NPFGC)
06/15/2022	0.000%	2,335,000	2,165,806
Jackson County School District No. 549C Medford
Unlimited General Obligation Refunding Bonds
Series 2015
12/15/2023	5.000%	1,000,000	1,215,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jackson County School District No. 9 Eagle Point
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2020	5.500%	1,000,000	1,121,770
06/15/2021	5.500%	1,410,000	1,633,739
Jefferson County School District No. 509J
Unlimited General Obligation Bonds
Madras
Series 2013B
06/15/2028	5.000%	2,095,000	2,459,404
Klamath Falls City Schools
Unlimited General Obligation Refunding Bonds
Series 2015A
06/15/2028	4.000%	500,000	550,960
Lane & Douglas Counties School District No. 45J3(b)
Unlimited General Obligation Bonds
Deferred Interest
Series 2016A
06/15/2034	0.000%	1,000,000	563,970
06/15/2036	0.000%	1,000,000	516,030
Lane & Douglas Counties School District No. 45J3
Unlimited General Obligation Refunding Bonds
South Lane
Series 2012
06/15/2020	3.000%	1,000,000	1,053,110
06/15/2021	3.000%	1,610,000	1,718,900
Lane Community College
Unlimited General Obligation Bonds
Series 2009
06/15/2018	4.250%	2,000,000	2,058,680
Series 2012
06/15/2023	5.000%	1,000,000	1,175,480
Lane County School District No. 1 Pleasant Hill(b)
Unlimited General Obligation Bonds
Series 2014B
06/15/2029	0.000%	1,775,000	1,274,042
Lane County School District No. 19 Springfield
Unlimited General Obligation Bonds
Series 2015A
06/15/2031	5.000%	2,000,000	2,372,520
Lane County School District No. 19 Springfield(b)
Unlimited General Obligation Bonds
Series 2015B
06/15/2033	0.000%	3,770,000	2,129,635
Unlimited General Obligation Refunding Bonds
Series 2015D
06/15/2024	0.000%	2,305,000	2,009,130
06/15/2028	0.000%	1,480,000	1,104,272
Linn & Benton Counties School District No. 8J Greater Albany
Unlimited General Obligation Bonds
Series 2017
06/15/2030	5.000%	1,000,000	1,223,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Marion & Clackamas Counties School District No. 4J Silver Falls
Unlimited General Obligation Refunding Bonds
Series 2013
06/15/2021	4.000%	2,785,000	3,072,858
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(b)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	4,000,000	2,224,680
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow
Unlimited General Obligation Bonds
Series 2017B
06/15/2031	5.000%	3,000,000	3,643,650
Multnomah County School District No. 7 Reynolds(b)
Unlimited General Obligation Bonds
Deferred Interest
Series 2015B
06/15/2030	0.000%	4,000,000	2,560,840
Pacific Communities Health District
Unlimited General Obligation Bonds
Series 2016
06/01/2031	5.000%	775,000	913,562
06/01/2032	5.000%	845,000	991,726
Polk Marion & Benton Counties School District No. 13J Central
Unlimited General Obligation Refunding Bonds
Series 2015
02/01/2027	4.000%	750,000	842,490
02/01/2028	4.000%	1,000,000	1,113,880
Portland Community College District
Unlimited General Obligation Refunding Bonds
Series 2016
06/15/2027	5.000%	2,100,000	2,600,871
Rogue Community College District
Unlimited General Obligation Bonds
Series 2016B
06/15/2031	4.000%	330,000	363,911
06/15/2032	4.000%	455,000	497,993
Umatilla County School District No. 16R Pendleton
Unlimited General Obligation Bonds
Series 2014A
06/15/2030	5.000%	1,110,000	1,293,827
06/15/2031	5.000%	2,890,000	3,349,452
Umatilla County School District No. 8R Hermiston
Unlimited General Obligation Bonds
Series 2010
06/15/2029	4.500%	2,360,000	2,517,577
Union County School District No. 1 La Grande
Unlimited General Obligation Bonds
Series 2015
06/15/2030	4.000%	1,000,000	1,087,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2019	5.000%	850,000	913,436
06/15/2021	5.000%	6,575,000	7,526,468
Washington & Multnomah Counties School District No. 48J Beaverton
Limited General Obligation Refunding Notes
Series 2016
06/01/2030	4.000%	860,000	949,990
Unlimited General Obligation Bonds
Series 2014
06/15/2033	5.000%	4,000,000	4,646,920
Unlimited General Obligation Refunding Bonds
Series 2012-B
06/15/2023	4.000%	4,090,000	4,598,469
Washington Clackamas & Yamhill Counties School District No. 88J
Unlimited General Obligation Bonds
Sherwood College
Series 2017B
06/15/2031	5.000%	4,500,000	5,465,475
Washington County School District No. 1 West Union
Unlimited General Obligation Refunding Bonds
Hillsboro
Series 2012
06/15/2020	4.000%	1,400,000	1,515,472
Washington County School District No. 15 Forest Grove
Unlimited General Obligation Bonds
Series 2012A
06/15/2024	5.000%	1,780,000	2,088,260
Yamhill Clackamas & Washington Counties School District No. 29J Newberg
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
06/15/2021	5.500%	1,000,000	1,161,940
Total			151,545,296
Multi-Family 1.4%
City of Portland
Revenue Bonds
Headwaters Apartments Project
Series 2005A
04/01/2025	5.000%	1,305,000	1,309,059
Oregon State Facilities Authority
Refunding Revenue Bonds
College Housing Northwest Projects
Series 2013A
10/01/2018	4.000%	740,000	754,985
10/01/2019	4.000%	780,000	806,676
10/01/2020	4.000%	810,000	845,996
10/01/2022	4.000%	875,000	929,057

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon State Facilities Authority(a)
Revenue Bonds
College Housing Northwest Projects
Series 2016A
10/01/2026	4.000%	500,000	513,510
10/01/2036	5.000%	1,000,000	1,060,290
Total			6,219,573
Municipal Power 1.4%
Central Lincoln People’s Utility District JATC, Inc.
Revenue Bonds
Series 2016
12/01/2033	5.000%	350,000	405,174
12/01/2034	5.000%	400,000	461,452
12/01/2035	5.000%	410,000	471,680
12/01/2036	5.000%	440,000	504,790
City of Eugene Electric Utility System
Refunding Revenue Bonds
Series 2016A
08/01/2031	4.000%	750,000	828,075
Northern Wasco County Peoples Utility District
Revenue Bonds
Series 2016
12/01/2031	5.000%	1,455,000	1,705,827
12/01/2036	5.000%	1,545,000	1,771,822
Total			6,148,820
Ports 1.6%
Port of Morrow
Limited General Obligation Bonds
Series 2013
06/01/2022	4.000%	425,000	431,549
06/01/2023	4.000%	440,000	446,085
06/01/2024	4.000%	460,000	465,778
06/01/2025	4.000%	480,000	485,117
06/01/2026	4.000%	500,000	504,650
06/01/2027	4.000%	515,000	519,408
06/01/2028	4.000%	250,000	251,943
Limited General Obligation Refunding Bonds
Series 2016
12/01/2027	5.000%	615,000	697,115
12/01/2028	5.000%	645,000	727,328
12/01/2029	5.000%	340,000	382,044
12/01/2030	5.000%	335,000	376,202
12/01/2031	5.000%	375,000	420,172
12/01/2036	5.000%	1,160,000	1,283,262
Total			6,990,653
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded / Escrowed 15.2%
City of Eugene Electric Utility System
Prerefunded 08/01/21 Revenue Bonds
Series 2011A
08/01/2028	5.000%	2,200,000	2,532,970
08/01/2029	5.000%	3,410,000	3,926,104
City of Portland
Prerefunded 04/01/18 Revenue Bonds
Broadway Project LLC
Series 2008A
04/01/2023	6.250%	3,250,000	3,447,340
City of Salem
Prerefunded 06/01/19 Limited General Obligation Bonds
Series 2009
06/01/2026	5.000%	3,315,000	3,558,586
Clackamas & Washington Counties School District No. 3
Prerefunded 06/15/19 Unlimited General Obligation Bonds
West Linn-Wilsonville
Series 2009
06/15/2024	5.000%	4,150,000	4,460,461
Clackamas County School District No. 46 Oregon Trail
Prerefunded 06/15/19 Unlimited General Obligation Bonds
Series 2009A
06/15/2025	5.000%	4,350,000	4,676,250
06/15/2026	5.000%	3,000,000	3,225,000
Columbia Multnomah & Washington Counties School District No. 1J
Prerefunded 06/15/19 Unlimited General Obligation Bonds
Scappoose School District 1J
Series 2009
06/15/2023	5.000%	1,000,000	1,074,810
06/15/2024	5.000%	1,165,000	1,252,154
06/15/2025	5.000%	1,275,000	1,370,383
County of Lane
Prerefunded 11/01/19 Limited General Obligation Bonds
Series 2009A
11/01/2024	5.000%	1,000,000	1,089,610
11/01/2025	5.000%	1,140,000	1,242,155
Deschutes County Hospital Facilities Authority
Prerefunded 01/01/19 Revenue Bonds
Cascade Health Services, Inc.
Series 2008
01/01/2023	7.375%	2,000,000	2,175,320
Jackson County School District No. 549C Medford
Prerefunded 06/15/18 Unlimited General Obligation Bonds
Series 2008
06/15/2027	4.625%	1,500,000	1,548,855
Oregon State Lottery
Prerefunded 04/01/18 Revenue Bonds
Series 2008A
04/01/2024	5.000%	3,130,000	3,214,948

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 04/01/19 Revenue Bonds
Series 2009A
04/01/2021	5.000%	2,500,000	2,667,425
04/01/2027	5.000%	4,000,000	4,267,880
Puerto Rico Public Finance Corp.(c)
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	5,000,000	6,425,500
Salem Hospital Facility Authority
Revenue Bonds
Series 2008A Escrowed to Maturity
08/15/2018	5.250%	2,500,000	2,612,000
State of Oregon Department of Administrative Services
Prerefunded 05/01/19 Certificate of Participation
Series 2009A
05/01/2023	5.000%	3,100,000	3,314,923
State of Oregon Department of Transportation
Prerefunded 05/15/19 Revenue Bonds
Senior Lien
Series 2009A
11/15/2027	4.750%	7,000,000	7,471,310
Tri-County Metropolitan Transportation District of Oregon
Prerefunded 09/01/19 Revenue Bonds
Series 2009A
09/01/2021	4.250%	1,815,000	1,936,042
Virgin Islands Public Finance Authority(c)
Prerefunded 10/01/18 Revenue Bonds
Series 1989A
10/01/2018	7.300%	330,000	343,273
Total			67,833,299
Retirement Communities 2.5%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	4,000,000	4,253,440
Terwilliger Plaza, Inc.
Series 2012
12/01/2020	5.000%	1,250,000	1,314,138
12/01/2022	5.000%	500,000	554,005
Series 2016
12/01/2030	5.000%	325,000	370,292
12/01/2036	5.000%	900,000	999,846
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Rogue Valley Manor
Series 2013
10/01/2022	5.000%	625,000	719,156
10/01/2023	5.000%	645,000	752,747
10/01/2024	5.000%	455,000	525,379
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Polk County Hospital Facility Authority
Revenue Bonds
Dallas Retirement Village Project
Series 2015A
07/01/2035	5.125%	1,240,000	1,245,952
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview Retirement Community
Series 2016
11/15/2026	4.000%	500,000	508,775
Total			11,243,730
Single Family 0.8%
State of Oregon Housing & Community Services Department
Revenue Bonds
Single Family Mortgage Program
Series 2010A
07/01/2027	5.250%	210,000	219,584
Series 2011A
07/01/2025	5.250%	2,370,000	2,554,291
Series 2011B
07/01/2028	5.250%	665,000	711,138
Total			3,485,013
Special Non Property Tax 4.6%
Oregon State Lottery
Refunding Revenue Bonds
Series 2014B
04/01/2027	5.000%	1,750,000	2,080,943
Series 2015D
04/01/2027	5.000%	2,500,000	3,038,525
Revenue Bonds
Series 2012B
04/01/2018	3.000%	3,600,000	3,653,640
State of Oregon Department of Transportation
Refunding Revenue Bonds
Senior Lien
Series 2017B
11/15/2026	5.000%	4,000,000	5,042,080
Territory of Guam(c)
Revenue Bonds
Series 2011A
01/01/2031	5.000%	1,100,000	1,164,636
Tri-County Metropolitan Transportation District of Oregon
Refunding Revenue Bonds
Senior Lien
Series 2016
09/01/2031	4.000%	1,000,000	1,118,610
09/01/2032	4.000%	1,250,000	1,387,550

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Senior Lien Payroll Tax
Series 2017A
09/01/2032	5.000%	1,595,000	1,917,190
Series 2009A
09/01/2018	4.000%	1,000,000	1,034,400
Total			20,437,574
Special Property Tax 4.5%
City of Keizer
Special Assessment Bonds
Keizer Station Area
Series 2008A
06/01/2031	5.200%	2,780,000	2,859,786
City of Portland
Refunding Tax Allocation Bonds
2nd Lien-Downtown Water
Series 2011
06/15/2018	5.000%	3,095,000	3,202,644
Senior Lien-Oregon Convention Center
Series 2011
06/15/2020	5.000%	4,305,000	4,741,699
Series 2015
06/15/2024	5.000%	1,480,000	1,655,424
Tax Allocation Bonds
Central Eastside
Series 2011B
06/15/2026	5.000%	1,580,000	1,771,686
06/15/2027	5.000%	1,370,000	1,536,208
Lents Town Center
Series 2010B
06/15/2025	5.000%	1,550,000	1,705,341
06/15/2026	5.000%	1,440,000	1,582,186
Veneta Urban Renewal Agency
Revenue Bonds
Urban Renewal
Series 2001
02/15/2021	5.625%	905,000	906,964
Total			19,961,938
State General Obligation 2.3%
State of Oregon
Unlimited General Obligation Bonds
Article XI-Q State Project
Series 2017A
05/01/2026	5.000%	1,250,000	1,566,375
Series 2015F
05/01/2030	5.000%	5,565,000	6,637,487
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Notes
Higher Education
Series 2016C
08/01/2033	5.000%	750,000	898,275
Series 2016A
08/01/2031	3.500%	500,000	527,675
08/01/2032	3.500%	500,000	524,020
Total			10,153,832
Transportation 2.8%
Tri-County Metropolitan Transportation District of Oregon
Prerefunded 10/01/21 Revenue Bonds
Capital Grant Receipt
Series 2011A
10/01/2025	5.000%	4,775,000	5,516,510
10/01/2027	5.000%	3,000,000	3,465,870
Tri-County Metropolitan Transportation District of Oregon(d)
Refunding Revenue Bonds
Series 2017
10/01/2026	5.000%	1,235,000	1,518,642
10/01/2027	5.000%	1,485,000	1,836,529
Total			12,337,551
Water & Sewer 6.2%
City of Albany
Limited General Obligation Refunding Bonds
Series 2013
08/01/2022	4.000%	1,240,000	1,389,060
08/01/2023	4.000%	1,290,000	1,461,725
City of Eugene Water Utility System
Refunding Revenue Bonds
Utility System
Series 2016
08/01/2031	4.000%	165,000	181,484
08/01/2032	4.000%	500,000	545,780
City of Portland Water System
Refunding Revenue Bonds
1st Lien
Series 2016A
04/01/2030	4.000%	7,375,000	8,207,785
Revenue Bonds
Series 2014A
05/01/2028	4.000%	3,390,000	3,738,661
City of Springfield Sewer System
Refunding Revenue Bonds
Series 2017
04/01/2025	4.000%	200,000	230,450
04/01/2026	4.000%	250,000	289,283
04/01/2027	4.000%	270,000	312,876

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Woodburn Wastewater
Refunding Revenue Bonds
Series 2011A
03/01/2019	5.000%	3,490,000	3,704,949
03/01/2022	5.000%	4,620,000	5,320,438
Clackamas River Water
Revenue Bonds
Series 2016
11/01/2032	5.000%	200,000	233,334
11/01/2033	5.000%	265,000	307,956
11/01/2034	5.000%	250,000	289,578
11/01/2035	5.000%	225,000	259,940
11/01/2036	5.000%	200,000	230,606
Guam Government Waterworks Authority(c)
Revenue Bonds
Series 2016
07/01/2036	5.000%	700,000	773,038
Total			27,476,943
Total Municipal Bonds (Cost $418,433,024)			438,705,641
Money Market Funds 0.6%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.580%(e)	2,484,084	2,484,084
Total Money Market Funds (Cost $2,484,084)		2,484,084
Total Investments (Cost: $420,917,108)		441,189,725
Other Assets & Liabilities, Net		3,213,512
Net Assets		444,403,237

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $2,344,320, which represents 0.53% of net assets.
(b)	Zero coupon bond.
(c)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2017, the value of these securities amounted to $8,706,447, which represents 1.96% of net assets.
(d)	Represents a security purchased on a when-issued basis.
(e)	The rate shown is the seven-day current annualized yield at July 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	438,705,641	—	438,705,641
Money Market Funds	2,484,084	—	—	2,484,084
Total Investments	2,484,084	438,705,641	—	441,189,725
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$420,917,108
Total investments, at cost	420,917,108
Investments, at value
Unaffiliated issuers, at value	441,189,725
Total investments, at value	441,189,725
Cash	24,799
Receivable for:
Investments sold	2,866,215
Capital shares sold	964,010
Interest	4,106,352
Prepaid expenses	3,422
Trustees’ deferred compensation plan	59,701
Total assets	449,214,224
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,360,172
Capital shares purchased	283,691
Distributions to shareholders	1,021,282
Management services fees	17,068
Distribution and/or service fees	2,289
Transfer agent fees	30,400
Compensation of chief compliance officer	18
Other expenses	36,366
Trustees’ deferred compensation plan	59,701
Total liabilities	4,810,987
Net assets applicable to outstanding capital stock	$444,403,237
Represented by
Paid in capital	424,751,986
Undistributed net investment income	326,345
Accumulated net realized loss	(947,711)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	20,272,617
Total - representing net assets applicable to outstanding capital stock	$444,403,237
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$43,386,787
Shares outstanding	3,484,401
Net asset value per share	$12.45
Maximum offering price per share(a)	$12.84
Class B
Net assets	$10,430
Shares outstanding	838
Net asset value per share(b)	$12.44
Class C
Net assets	$24,330,108
Shares outstanding	1,953,959
Net asset value per share	$12.45
Class R4
Net assets	$664,159
Shares outstanding	53,344
Net asset value per share	$12.45
Class R5
Net assets	$42,681,014
Shares outstanding	3,432,708
Net asset value per share	$12.43
Class Y
Net assets	$10,136
Shares outstanding	813
Net asset value per share	$12.47
Class Z
Net assets	$333,320,603
Shares outstanding	26,769,823
Net asset value per share	$12.45

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	17

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$22,614
Interest	15,526,800
Total income	15,549,414
Expenses:
Management services fees	2,152,358
Distribution and/or service fees
Class A	125,634
Class B	107
Class C	264,141
Transfer agent fees
Class A	50,619
Class B	11
Class C	26,599
Class R4	498
Class R5	19,373
Class Y(a)	1
Class Z	351,525
Compensation of board members	26,980
Custodian fees	4,388
Printing and postage fees	23,008
Registration fees	26,588
Audit fees	29,915
Legal fees	12,570
Compensation of chief compliance officer	200
Other	(47,801)
Total expenses	3,066,714
Fees waived by distributor
Class C	(79,310)
Expense reduction	(580)
Total net expenses	2,986,824
Net investment income	12,562,590
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(777,596)
Net realized loss	(777,596)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,893,314)
Net change in unrealized appreciation (depreciation)	(13,893,314)
Net realized and unrealized loss	(14,670,910)
Net decrease in net assets resulting from operations	$(2,108,320)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a)	Year Ended July 31, 2016
Operations
Net investment income	$12,562,590	$12,707,293
Net realized gain (loss)	(777,596)	1,208,783
Net change in unrealized appreciation (depreciation)	(13,893,314)	8,962,475
Net increase (decrease) in net assets resulting from operations	(2,108,320)	22,878,551
Distributions to shareholders
Net investment income
Class A	(1,266,590)	(1,146,789)
Class B	(191)	(200)
Class C	(549,384)	(565,570)
Class R4	(13,955)	(6,150)
Class R5	(958,763)	(580,738)
Class Y	(119)	—
Class Z	(9,693,553)	(10,465,161)
Total distributions to shareholders	(12,482,555)	(12,764,608)
Increase (decrease) in net assets from capital stock activity	(19,416,530)	17,108,359
Total increase (decrease) in net assets	(34,007,405)	27,222,302
Net assets at beginning of year	478,410,642	451,188,340
Net assets at end of year	$444,403,237	$478,410,642
Undistributed net investment income	$326,345	$246,310

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,906,297	23,941,317	1,215,360	15,446,969
Distributions reinvested	99,655	1,238,210	87,647	1,112,155
Redemptions	(2,478,963)	(30,472,617)	(623,674)	(7,908,027)
Net increase (decrease)	(473,011)	(5,293,090)	679,333	8,651,097
Class B(b)
Distributions reinvested	15	191	16	200
Redemptions (c)	(46)	(564)	—	—
Net increase (decrease)	(31)	(373)	16	200
Class C
Subscriptions	267,322	3,345,615	523,205	6,626,807
Distributions reinvested	40,437	502,520	41,001	520,230
Redemptions	(571,110)	(7,062,878)	(328,870)	(4,161,731)
Net increase (decrease)	(263,351)	(3,214,743)	235,336	2,985,306
Class R4
Subscriptions	34,317	426,822	18,306	232,028
Distributions reinvested	1,125	13,954	484	6,150
Redemptions	(6,015)	(74,511)	(5,199)	(66,506)
Net increase	29,427	366,265	13,591	171,672
Class R5
Subscriptions	2,127,825	26,151,061	814,584	10,315,150
Distributions reinvested	77,327	958,177	45,778	580,443
Redemptions	(712,437)	(8,827,091)	(414,145)	(5,211,523)
Net increase	1,492,715	18,282,147	446,217	5,684,070
Class Y
Subscriptions	813	10,000	—	—
Net increase	813	10,000	—	—
Class Z
Subscriptions	2,352,832	29,099,132	2,807,454	35,621,560
Distributions reinvested	585,573	7,275,425	602,661	7,643,566
Redemptions	(5,336,134)	(65,941,293)	(3,445,853)	(43,649,112)
Net decrease	(2,397,729)	(29,566,736)	(35,738)	(383,986)
Total net increase (decrease)	(1,611,167)	(19,416,530)	1,338,755	17,108,359

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

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Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$12.82	0.32	(0.37)	(0.05)	(0.32)	—
7/31/2016	$12.54	0.33	0.28	0.61	(0.33)	—
7/31/2015	$12.61	0.34	(0.07)	0.27	(0.34)	—
7/31/2014	$12.30	0.35	0.31	0.66	(0.35)	(0.00) (e)
7/31/2013	$12.95	0.34	(0.65)	(0.31)	(0.34)	—
Class B
7/31/2017	$12.82	0.22	(0.38)	(0.16)	(0.22)	—
7/31/2016	$12.54	0.23	0.28	0.51	(0.23)	—
7/31/2015	$12.60	0.25	(0.06)	0.19	(0.25)	—
7/31/2014	$12.30	0.26	0.30	0.56	(0.26)	(0.00) (e)
7/31/2013	$12.95	0.25	(0.66)	(0.41)	(0.24)	—
Class C
7/31/2017	$12.83	0.26	(0.38)	(0.12)	(0.26)	—
7/31/2016	$12.54	0.27	0.29	0.56	(0.27)	—
7/31/2015	$12.61	0.29	(0.07)	0.22	(0.29)	—
7/31/2014	$12.31	0.30	0.30	0.60	(0.30)	(0.00) (e)
7/31/2013	$12.95	0.29	(0.64)	(0.35)	(0.29)	—
Class R4
7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—
7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—
7/31/2015	$12.60	0.37	(0.06)	0.31	(0.37)	—
7/31/2014	$12.30	0.38	0.30	0.68	(0.38)	(0.00) (e)
7/31/2013 (f)	$12.83	0.13	(0.53)	(0.40)	(0.13)	—
Class R5
7/31/2017	$12.81	0.35	(0.38)	(0.03)	(0.35)	—
7/31/2016	$12.53	0.37	0.28	0.65	(0.37)	—
7/31/2015	$12.59	0.38	(0.06)	0.32	(0.38)	—
7/31/2014	$12.29	0.38	0.30	0.68	(0.38)	(0.00) (e)
7/31/2013 (h)	$12.99	0.27	(0.70)	(0.43)	(0.27)	—
Class Y
7/31/2017 (i)	$12.30	0.15	0.17 (j)	0.32	(0.15)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.32)	$12.45	(0.39%)	0.83% (c)	0.83% (c),(d)	2.53%	15%	$43,387
(0.33)	$12.82	4.92%	0.86%	0.85% (d)	2.60%	9%	$50,750
(0.34)	$12.54	2.17%	0.87%	0.83% (d)	2.71%	11%	$41,121
(0.35)	$12.61	5.43%	0.86%	0.81% (d)	2.81%	9%	$37,935
(0.34)	$12.30	(2.47%)	0.86%	0.80% (d)	2.65%	15%	$35,438

(0.22)	$12.44	(1.21%)	1.59% (c)	1.59% (c),(d)	1.79%	15%	$10
(0.23)	$12.82	4.13%	1.64%	1.61% (d)	1.84%	9%	$11
(0.25)	$12.54	1.49%	1.64%	1.58% (d)	1.96%	11%	$11
(0.26)	$12.60	4.63%	1.60%	1.56% (d)	2.08%	9%	$1
(0.24)	$12.30	(3.19%)	1.61%	1.55% (d)	1.91%	15%	$19

(0.26)	$12.45	(0.91%)	1.58% (c)	1.28% (c),(d)	2.09%	15%	$24,330
(0.27)	$12.83	4.53%	1.61%	1.30% (d)	2.15%	9%	$28,438
(0.29)	$12.54	1.73%	1.62%	1.26% (d)	2.27%	11%	$24,863
(0.30)	$12.61	4.93%	1.61%	1.21% (d)	2.41%	9%	$23,694
(0.29)	$12.31	(2.78%)	1.61%	1.20% (d)	2.25%	15%	$26,055

(0.35)	$12.45	(0.14%)	0.59% (c)	0.59% (c),(d)	2.80%	15%	$664
(0.36)	$12.82	5.18%	0.61%	0.61% (d)	2.85%	9%	$307
(0.37)	$12.54	2.50%	0.62%	0.58% (d)	2.97%	11%	$130
(0.38)	$12.60	5.58%	0.62%	0.56% (d)	3.08%	9%	$77
(0.13)	$12.30	(3.13%)	0.58% (g)	0.56% (d),(g)	2.92% (g)	15%	$2

(0.35)	$12.43	(0.18%)	0.55% (c)	0.55% (c)	2.85%	15%	$42,681
(0.37)	$12.81	5.24%	0.55%	0.55%	2.90%	9%	$24,844
(0.38)	$12.53	2.54%	0.55%	0.55%	3.00%	11%	$18,712
(0.38)	$12.59	5.64%	0.56%	0.53%	3.09%	9%	$8,092
(0.27)	$12.29	(3.38%)	0.55% (g)	0.54% (g)	2.97% (g)	15%	$5,377

(0.15)	$12.47	2.59%	0.53% (g)	0.53% (g)	2.84% (g)	15%	$10
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
7/31/2017	$12.82	0.35	(0.37)	(0.02)	(0.35)	—
7/31/2016	$12.54	0.36	0.28	0.64	(0.36)	—
7/31/2015	$12.61	0.37	(0.07)	0.30	(0.37)	—
7/31/2014	$12.31	0.38	0.30	0.68	(0.38)	(0.00) (e)
7/31/2013	$12.95	0.37	(0.64)	(0.27)	(0.37)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R4	Class R5	Class Z
07/31/2017	0.02%	0.02%	0.02%	0.01%	0.01%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.35)	$12.45	(0.14%)	0.58% (c)	0.58% (c),(d)	2.79%	15%	$333,321
(0.36)	$12.82	5.18%	0.61%	0.60% (d)	2.85%	9%	$374,062
(0.37)	$12.54	2.42%	0.62%	0.58% (d)	2.96%	11%	$366,351
(0.38)	$12.61	5.61%	0.61%	0.56% (d)	3.06%	9%	$370,871
(0.37)	$12.31	(2.14%)	0.61%	0.55% (d)	2.90%	15%	$391,179
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
28	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Class B	0.10
Class C	0.10
Class R4	0.10
Class R5	0.057
Class Y	0.025 (a)
Class Z	0.10

(a)	Annualized.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $580.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	88,133
Class C	2,689
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.85%	0.87%
Class B	1.60	1.62
Class C	1.60	1.62
Class R4	0.60	0.62
Class R5	0.58	0.58
Class Y	0.53*	–
Class Z	0.60	0.62
30	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
* Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2017				Year Ended July 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
9,277	12,473,278	—	12,482,555	—	12,764,608	—	12,764,608
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,372,346	—	(947,711)	20,307,599
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
420,882,126	20,977,341	(669,742)	20,307,599
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	947,711	—	947,711	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $66,971,975 and $76,063,413, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
32	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 18.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia AMT-Free Oregon Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
34	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
99.93%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
38	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the forty-seventh, twenty-seventh and thirty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and fourth quintiles, respectively,
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	41

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
42	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia AMT-Free Oregon Intermediate Muni Bond Fund | Annual Report 2017

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Columbia AMT-Free Oregon Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN207_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Large Cap Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Growth Fund   |  Annual Report 2017

Columbia Large Cap Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Large Cap Growth Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
John Wilson, CFA
Lead manager
Managed Fund since 2005
Peter Deininger, CFA, CAIA
Co-manager
Managed Fund since 2010
Tchintcia Barros, CFA
Co-manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	19.61	15.55	8.66
	Including sales charges		12.74	14.19	8.02
Class B	Excluding sales charges	11/01/98	18.71	14.68	7.85
	Including sales charges		13.71	14.45	7.85
Class C	Excluding sales charges	11/18/02	18.72	14.68	7.85
	Including sales charges		17.72	14.68	7.85
Class E	Excluding sales charges	09/22/06	19.50	15.43	8.55
	Including sales charges		14.12	14.37	8.05
Class F	Excluding sales charges	09/22/06	18.71	14.68	7.85
	Including sales charges		13.71	14.45	7.85
Class K*		03/07/11	19.72	15.69	8.81
Class R*		09/27/10	19.29	15.26	8.38
Class R4*		11/08/12	19.92	15.85	8.94
Class R5*		03/07/11	20.02	15.98	9.03
Class T*	Excluding sales charges	09/27/10	19.57	15.56	8.69
	Including sales charges		16.58	14.98	8.42
Class V	Excluding sales charges	12/14/90	19.59	15.52	8.62
	Including sales charges		12.70	14.15	7.98
Class Y*		07/15/09	20.09	16.05	9.10
Class Z		12/14/90	19.92	15.83	8.93
Russell 1000 Growth Index			18.05	15.60	9.36
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 5.75%. Class V shares have no relation to, or connection with, the Fund’s current Class T shares which were renamed and re-designated from Class W shares effective March 27, 2017. Returns for Class E are shown with and without the maximum sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B or Class F shares. Effective July 17, 2017, Class B and Class F shares were automatically converted to Class A and Class E shares (respectively) without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B and Class F shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
2	Columbia Large Cap Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2017)
Apple, Inc.	4.9
Microsoft Corp.	4.8
Facebook, Inc., Class A	4.1
Amazon.com, Inc.	4.1
Visa, Inc., Class A	3.5
Alphabet, Inc., Class A	3.1
Alphabet, Inc., Class C	2.9
Comcast Corp., Class A	2.8
PepsiCo, Inc.	2.1
NVIDIA Corp.	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	96.9
Money Market Funds	3.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2017)
Consumer Discretionary	17.8
Consumer Staples	7.1
Energy	1.0
Financials	4.4
Health Care	17.2
Industrials	9.9
Information Technology	37.1
Materials	2.5
Real Estate	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned 19.61% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 18.05% during the same time period. Favorable stock selection across a range of sectors combined with sector positioning to lift the Fund’s performance above its benchmark. An overweight in information technology during most of the period made a significant contribution to Fund gains, as the sector was a performance leader during the period.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period ended July 31, 2017, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated one key element of uncertainty, and the U.S. equity markets moved solidly higher through the end of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence.
In three rate cuts during the 12-month period, the Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate to between 1.00% and 1.25%. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that its June rate hike may not be the last during the calendar year.
Against this backdrop, the U.S. equity markets moved solidly higher during the period. The S&P 500 Index gained 16.04%, with dividends reinvested. Small-caps outperformed large- and mid-cap stocks. Small-cap value was the strongest U.S. equity market sector.
Contributors and detractors
In the information technology sector, overweight allocations to the semiconductor and semiconductor equipment and internet software and services industries amplified the impact of favorable stock selection to produce positive returns relative to the benchmark. Within semiconductors, NVIDIA, Lam Research, Micron Technology and Broadcom were top performers for the Fund. NVIDIA makes semiconductor chips and software for emerging growth applications, such as data centers, machine learning, autonomous driving and virtual reality. The company has continued to enjoy broad adoption of its products across a variety of end markets. Micron, Broadcom and Lam outperformed given strong end-market demand and pricing for semiconductors and equipment. In the internet software and services industry, Alibaba and Facebook led performance for the Fund. Alibaba, the leading Chinese e-commerce company, outperformed on robust revenue guidance for 2018. Facebook surpassed Wall Street earnings estimates as the company continued to drive strong advertising growth from its properties. Within software, gaming company Electronic Arts also continued to deliver strong results. Electronic Arts develops, markets, publishes and distributes video games. The company continues to benefit from the highly profitable secular shift to online gaming.
Stock selection and positioning in the consumer staples and real estate sectors also aided relative performance. An underweight in consumer staples aided results, as the sector underperformed the broader market. We also avoided some of the period’s most significant losers in food, household and personal products. In the real estate sector, the Fund’s outperformance relative to the benchmark was the result of both what it owned and what it did not own. An overweight in Equinix, a leading provider of data center hosting facilities aided relative results. It outperformed given strong demand for its services both in the United States and abroad. The Fund also had no exposure to Public Storage, a real estate investment trust, which pulled back during the period.
These strong performances more than offset smaller disappointments in the industrials, consumer discretionary and health care sectors. Lack of exposure to Boeing in the industrials sector was a drag on relative results as the aerospace company logged a substantial return. In the consumer discretionary sector, the Fund had no exposure to McDonald’s, which delivered a solid gain on strong execution and favorable response to new menu items and its all-day breakfast service. Overweights in discount retailer Dollar General and consumer and commercial products marketer Newell hampered results, as both stocks underperformed on concerns over earnings visibility. We sold Dollar General. In health care, the positive impact of avoiding certain biotechnology laggards as well as gains from Vertex, a key biotechnology holding, were more than offset by results from medical equipment makers Edwards Life Sciences and Medtronic. Vertex continued to outperform based on data showing the potential for expanded market opportunity for its cystic fibrosis treatment.
4	Columbia Large Cap Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
During the 12-month period, the Fund’s sector positioning was affected by certain adjustments we made, but it also reflected the impact of the annual rebalancing of the Russell 1000 Growth Index. In information technology, we took profits in selected semiconductor and online names that hit our price targets. In addition, rebalancing raised the weight of information technology in the benchmark, which left the Fund modestly underweight in the sector at period’s end. Within health care, selective additions to biotechnology, where we saw the potential for solid risk reward profiles, combined with the impact of companies that moved out of the benchmark, effectively raised the Fund’s relative health care weight, making it the largest overweight in the Fund.
Overall, we were heartened to see a strong recovery in many growth-oriented stocks that lagged in the previous year — and gratified to see greater linkage between company fundamentals and stock prices. Our strategy remains unchanged: We continue to look for ideas where our internal research conviction is high and where we can find a differentiated research view combined with an attractive risk/return profile. We seek opportunities in companies that we believe have the potential to consistently drive organic revenue and earnings growth in an environment of slow economic growth and earnings scarcity.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies subject the fund to greater risk of loss. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,155.60	1,019.44	5.77	5.41	1.08
Class B	1,000.00	1,000.00	1,151.10	1,015.72	9.76	9.15	1.83
Class C	1,000.00	1,000.00	1,151.20	1,015.72	9.76	9.15	1.83
Class E	1,000.00	1,000.00	1,154.90	1,018.94	6.30	5.91	1.18
Class F	1,000.00	1,000.00	1,151.40	1,015.72	9.76	9.15	1.83
Class K	1,000.00	1,000.00	1,156.10	1,019.89	5.29	4.96	0.99
Class R	1,000.00	1,000.00	1,154.20	1,018.20	7.10	6.66	1.33
Class R4	1,000.00	1,000.00	1,157.10	1,020.68	4.44	4.16	0.83
Class R5	1,000.00	1,000.00	1,157.40	1,021.12	3.96	3.71	0.74
Class T (formerly Class W)	1,000.00	1,000.00	1,155.30	1,019.59	5.61	5.26	1.05
Class V (formerly Class T)	1,000.00	1,000.00	1,155.40	1,019.44	5.77	5.41	1.08
Class Y	1,000.00	1,000.00	1,157.90	1,021.37	3.69	3.46	0.69
Class Z	1,000.00	1,000.00	1,157.20	1,020.68	4.44	4.16	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Large Cap Growth Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.2%
Issuer	Shares	Value ($)
Consumer Discretionary 17.3%
Hotels, Restaurants & Leisure 3.7%
Norwegian Cruise Line Holdings Ltd.(a)	568,850	31,326,569
Starbucks Corp.	727,700	39,281,246
Yum China Holdings, Inc.(a)	552,770	19,783,638
Yum! Brands, Inc.	552,770	41,723,080
Total		132,114,533
Household Durables 1.8%
Mohawk Industries, Inc.(a)	129,800	32,318,902
Newell Brands, Inc.	571,302	30,119,041
Total		62,437,943
Internet & Direct Marketing Retail 6.5%
Amazon.com, Inc.(a)	141,705	139,973,365
Expedia, Inc.	240,951	37,701,603
Priceline Group, Inc. (The)(a)	25,194	51,106,029
Total		228,780,997
Media 3.9%
Comcast Corp., Class A	2,396,146	96,924,106
DISH Network Corp., Class A(a)	626,148	40,092,256
Total		137,016,362
Specialty Retail 1.4%
TJX Companies, Inc. (The)	711,121	49,998,918
Total Consumer Discretionary		610,348,753
Consumer Staples 6.9%
Beverages 2.1%
PepsiCo, Inc.	624,891	72,868,540
Food & Staples Retailing 3.4%
Costco Wholesale Corp.	320,600	50,818,306
SYSCO Corp.	871,628	45,865,065
Wal-Mart Stores, Inc.	284,100	22,725,159
Total		119,408,530
Tobacco 1.4%
Philip Morris International, Inc.	439,142	51,252,263
Total Consumer Staples		243,529,333
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.0%
Oil, Gas & Consumable Fuels 1.0%
Cimarex Energy Co.	140,600	13,923,618
Hess Corp.	489,040	21,781,842
Total		35,705,460
Total Energy		35,705,460
Financials 4.3%
Capital Markets 4.3%
Bank of New York Mellon Corp. (The)	1,054,270	55,907,938
BlackRock, Inc.	71,839	30,641,489
Charles Schwab Corp. (The)	593,500	25,461,150
Goldman Sachs Group, Inc. (The)	177,981	40,104,459
Total		152,115,036
Total Financials		152,115,036
Health Care 16.7%
Biotechnology 8.9%
AbbVie, Inc.	744,726	52,063,795
ACADIA Pharmaceuticals, Inc.(a)	179,700	5,349,669
Alexion Pharmaceuticals, Inc.(a)	384,034	52,743,230
Biogen, Inc.(a)	179,470	51,972,717
bluebird bio, Inc.(a)	47,500	4,476,875
Celgene Corp.(a)	428,713	58,052,027
Clovis Oncology, Inc.(a)	140,900	11,949,729
Intercept Pharmaceuticals, Inc.(a)	118,900	13,926,757
TESARO, Inc.(a)	67,300	8,591,518
Vertex Pharmaceuticals, Inc.(a)	370,665	56,274,360
Total		315,400,677
Health Care Equipment & Supplies 3.7%
Edwards Lifesciences Corp.(a)	444,467	51,193,709
Medtronic PLC	476,300	39,994,911
Zimmer Biomet Holdings, Inc.	308,273	37,399,680
Total		128,588,300
Health Care Providers & Services 2.3%
Aetna, Inc.	350,042	54,014,981
Humana, Inc.	119,100	27,535,920
Total		81,550,901

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.8%
Illumina, Inc.(a)	111,400	19,366,890
Thermo Fisher Scientific, Inc.	253,148	44,435,069
Total		63,801,959
Total Health Care		589,341,837
Industrials 9.7%
Air Freight & Logistics 2.0%
FedEx Corp.	334,250	69,534,027
Airlines 1.2%
Alaska Air Group, Inc.	486,000	41,421,780
Commercial Services & Supplies 0.6%
Stericycle, Inc.(a)	299,300	23,070,044
Electrical Equipment 0.7%
Sensata Technologies Holding NV(a)	550,100	24,820,512
Industrial Conglomerates 2.0%
Honeywell International, Inc.	523,300	71,231,596
Machinery 2.1%
Cummins, Inc.	233,600	39,221,440
Xylem, Inc.	611,800	34,707,414
Total		73,928,854
Road & Rail 1.1%
Kansas City Southern	364,951	37,659,294
Total Industrials		341,666,107
Information Technology 36.0%
Internet Software & Services 11.2%
Alibaba Group Holding Ltd., ADR(a)	308,842	47,855,068
Alphabet, Inc., Class A(a)	112,819	106,670,364
Alphabet, Inc., Class C(a)	106,073	98,700,927
Facebook, Inc., Class A(a)	839,973	142,165,430
Total		395,391,789
IT Services 4.4%
FleetCor Technologies, Inc.(a)	237,400	36,099,044
Visa, Inc., Class A	1,196,326	119,106,217
Total		155,205,261
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.7%
Broadcom Ltd.	239,631	59,107,382
Lam Research Corp.	247,000	39,386,620
MACOM Technology Solutions Holdings, Inc.(a)	625,000	37,843,750
Micron Technology, Inc.(a)	1,102,600	31,005,112
NVIDIA Corp.	439,860	71,481,649
Total		238,824,513
Software 8.9%
Electronic Arts, Inc.(a)	580,205	67,733,132
Microsoft Corp.	2,285,738	166,173,153
Salesforce.com, Inc.(a)	497,405	45,164,374
ServiceNow, Inc.(a)	325,167	35,914,695
Total		314,985,354
Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	1,135,762	168,921,882
Total Information Technology		1,273,328,799
Materials 2.4%
Chemicals 2.4%
Eastman Chemical Co.	636,959	52,969,510
LyondellBasell Industries NV, Class A	364,021	32,794,652
Total		85,764,162
Total Materials		85,764,162
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
American Tower Corp.	349,900	47,701,867
Equinix, Inc.	119,400	53,817,162
Total		101,519,029
Total Real Estate		101,519,029
Total Common Stocks (Cost $2,231,617,406)		3,433,318,516

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(b),(c)	110,369,809	110,369,809
Total Money Market Funds (Cost $110,369,843)		110,369,809
Total Investments (Cost: $2,341,987,249)		3,543,688,325
Other Assets & Liabilities, Net		(10,128,396)
Net Assets		3,533,559,929
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	112,336,461	677,854,434	679,821,086	110,369,809	4,845	538,073	110,369,809
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	610,348,753	—	—	—	610,348,753
Consumer Staples	243,529,333	—	—	—	243,529,333
Energy	35,705,460	—	—	—	35,705,460
Financials	152,115,036	—	—	—	152,115,036
Health Care	589,341,837	—	—	—	589,341,837
Industrials	341,666,107	—	—	—	341,666,107
Information Technology	1,273,328,799	—	—	—	1,273,328,799
Materials	85,764,162	—	—	—	85,764,162
Real Estate	101,519,029	—	—	—	101,519,029
Total Common Stocks	3,433,318,516	—	—	—	3,433,318,516
Money Market Funds	—	—	—	110,369,809	110,369,809
Total Investments	3,433,318,516	—	—	110,369,809	3,543,688,325
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,231,617,406
Affiliated issuers, at cost	110,369,843
Total investments, at cost	2,341,987,249
Investments, at value
Unaffiliated issuers, at value	3,433,318,516
Affiliated issuers, at value	110,369,809
Total investments, at value	3,543,688,325
Receivable for:
Capital shares sold	1,038,072
Dividends	989,949
Foreign tax reclaims	3,496
Prepaid expenses	26,679
Trustees’ deferred compensation plan	249,731
Other assets	43,170
Total assets	3,546,039,422
Liabilities
Payable for:
Investments purchased	8,594,407
Capital shares purchased	2,903,501
Management services fees	192,584
Distribution and/or service fees	52,108
Transfer agent fees	282,306
Plan administration fees	2
Compensation of board members	10,699
Compensation of chief compliance officer	121
Other expenses	194,034
Trustees’ deferred compensation plan	249,731
Total liabilities	12,479,493
Net assets applicable to outstanding capital stock	$3,533,559,929
Represented by
Paid in capital	2,171,233,844
Undistributed net investment income	604,936
Accumulated net realized gain	160,020,393
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,201,701,110
Investments - affiliated issuers	(34)
Foreign currency translations	(320)
Total - representing net assets applicable to outstanding capital stock	$3,533,559,929
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$1,835,075,169
Shares outstanding	46,094,634
Net asset value per share	$39.81
Maximum offering price per share(a)	$42.24
Class B
Net assets	$2,526
Shares outstanding	74
Net asset value per share(b)	$33.91
Class C
Net assets	$101,600,055
Shares outstanding	2,992,649
Net asset value per share	$33.95
Class E
Net assets	$16,477,680
Shares outstanding	415,372
Net asset value per share	$39.67
Maximum offering price per share(c)	$41.54
Class F
Net assets	$2,572
Shares outstanding	76
Net asset value per share(b)	$33.91
Class K
Net assets	$69,911
Shares outstanding	1,704
Net asset value per share(b)	$41.04
Class R
Net assets	$29,780,760
Shares outstanding	752,215
Net asset value per share	$39.59
Class R4
Net assets	$11,552,398
Shares outstanding	274,690
Net asset value per share	$42.06
Class R5
Net assets	$25,953,831
Shares outstanding	629,137
Net asset value per share	$41.25
Class T(d)
Net assets	$1,068,433
Shares outstanding	26,788
Net asset value per share	$39.88
Maximum offering price per share(e)	$40.90
Class V(f)
Net assets	$194,803,151
Shares outstanding	4,933,952
Net asset value per share	$39.48
Maximum offering price per share(g)	$41.89
Class Y
Net assets	$184,471,092
Shares outstanding	4,461,594
Net asset value per share	$41.35
Class Z
Net assets	$1,132,702,351
Shares outstanding	27,473,918
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Net asset value per share	$41.23

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.50% for Class E.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(f)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(g)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$41,509,286
Dividends — affiliated issuers	538,073
Foreign taxes withheld	(9,261)
Total income	42,038,098
Expenses:
Management services fees	22,327,952
Distribution and/or service fees
Class A	4,419,525
Class B	67,807
Class C	1,024,524
Class E	51,598
Class F	8,388
Class R	137,651
Class T(a)	154,824
Class V(b)	456,438
Transfer agent fees
Class A	2,667,731
Class B	10,430
Class C	154,759
Class E	22,215
Class F	1,270
Class I(c)	3,465
Class K	40
Class R	41,443
Class R4	14,156
Class R5	12,616
Class T(a)	98,119
Class V(b)	275,134
Class Y	7,221
Class Z	1,498,284
Plan administration fees
Class K	182
Compensation of board members	83,017
Custodian fees	21,928
Printing and postage fees	280,510
Registration fees	207,938
Audit fees	38,614
Legal fees	92,223
Compensation of chief compliance officer	1,455
Other	108,863
Total expenses	34,290,320
Expense reduction	(30,486)
Total net expenses	34,259,834
Net investment income	7,778,264
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended July 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$179,039,320
Investments — affiliated issuers	4,845
Foreign currency translations	(9,692)
Net realized gain	179,034,473
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	414,868,826
Investments — affiliated issuers	(34)
Foreign currency translations	5,365
Net change in unrealized appreciation (depreciation)	414,874,157
Net realized and unrealized gain	593,908,630
Net increase in net assets resulting from operations	$601,686,894

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$7,778,264	$2,726,196
Net realized gain	179,034,473	54,043,162
Net change in unrealized appreciation (depreciation)	414,874,157	(94,214,983)
Net increase (decrease) in net assets resulting from operations	601,686,894	(37,445,625)
Distributions to shareholders
Net investment income
Class A	(3,773,406)	—
Class E	(17,540)	—
Class I(a)	(832,323)	—
Class K	(264)	—
Class R4	(36,249)	—
Class R5	(118,814)	—
Class T(b)	(235,725)	—
Class V(c)	(387,489)	—
Class Y	(161,094)	—
Class Z	(4,107,006)	—
Net realized gains
Class A	(23,427,982)	(176,100,584)
Class B	(122,752)	(1,569,397)
Class C	(1,596,310)	(9,955,129)
Class E	(194,021)	(1,496,760)
Class F	(12,821)	(92,248)
Class I(a)	(1,875,904)	(15,622,651)
Class K	(1,140)	(10,885)
Class R	(363,455)	(1,563,397)
Class R4	(107,340)	(684,994)
Class R5	(290,954)	(493,535)
Class T(b)	(1,463,521)	(13,727,878)
Class V(c)	(2,405,763)	(17,926,315)
Class Y	(363,076)	(880,687)
Class Z	(12,161,703)	(95,054,593)
Total distributions to shareholders	(54,056,652)	(335,179,053)
Increase (decrease) in net assets from capital stock activity	(451,983,087)	231,083,612
Total increase (decrease) in net assets	95,647,155	(141,541,066)
Net assets at beginning of year	3,437,912,774	3,579,453,840
Net assets at end of year	$3,533,559,929	$3,437,912,774
Undistributed net investment income	$604,936	$2,481,733

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a),(b)	1,858,549	66,183,811	4,613,748	155,291,412
Fund reorganization	—	—	1,462,001	46,928,343
Distributions reinvested	783,217	26,049,800	4,914,876	166,712,581
Redemptions	(10,056,662)	(354,574,767)	(7,111,670)	(233,158,171)
Net increase (decrease)	(7,414,896)	(262,341,156)	3,878,955	135,774,165
Class B
Subscriptions	1,429	42,572	14,726	434,587
Distributions reinvested	4,275	121,714	52,582	1,538,539
Redemptions (a),(b)	(341,522)	(10,784,195)	(255,564)	(7,325,007)
Net decrease	(335,818)	(10,619,909)	(188,256)	(5,351,881)
Class C
Subscriptions	390,516	11,829,087	937,651	27,319,402
Fund reorganization	—	—	682,164	18,850,494
Distributions reinvested	48,169	1,372,803	275,189	8,060,285
Redemptions	(1,199,784)	(36,443,871)	(730,303)	(20,542,131)
Net increase (decrease)	(761,099)	(23,241,981)	1,164,701	33,688,050
Class E
Subscriptions (c),(d)	26,223	1,035,220	4,323	142,437
Distributions reinvested	6,380	211,561	44,244	1,496,760
Redemptions	(56,278)	(1,988,067)	(49,352)	(1,623,621)
Net increase (decrease)	(23,675)	(741,286)	(785)	15,576
Class F
Subscriptions	2,022	62,499	2,264	60,050
Distributions reinvested	450	12,821	3,153	92,248
Redemptions (c),(d)	(30,173)	(1,020,501)	(3,975)	(110,539)
Net increase (decrease)	(27,701)	(945,181)	1,442	41,759
Class I(e)
Subscriptions	37,383	1,364,426	35,732	1,197,543
Fund reorganization	—	—	57	1,909
Distributions reinvested	78,633	2,708,134	445,082	15,622,367
Redemptions	(4,390,298)	(162,075,514)	(822,327)	(28,542,209)
Net decrease	(4,274,282)	(158,002,954)	(341,456)	(11,720,390)
Class K
Distributions reinvested	40	1,356	303	10,593
Redemptions	(803)	(27,744)	(2,391)	(84,855)
Net decrease	(763)	(26,388)	(2,088)	(74,262)
Class R
Subscriptions	233,767	8,131,219	736,094	24,428,710
Fund reorganization	—	—	8,726	278,844
Distributions reinvested	1,641	54,360	7,553	255,279
Redemptions	(223,851)	(8,023,192)	(155,908)	(4,944,658)
Net increase	11,557	162,387	596,465	20,018,175
Class R4
Subscriptions	113,750	4,295,741	183,110	6,461,665
Fund reorganization	—	—	32,783	1,109,895
Distributions reinvested	3,564	125,032	16,895	603,811
Redemptions	(100,858)	(3,671,647)	(139,333)	(4,796,960)
Net increase	16,456	749,126	93,455	3,378,411
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5
Subscriptions	161,545	6,022,121	558,753	18,752,637
Fund reorganization	—	—	7,632	253,682
Distributions reinvested	11,913	409,681	14,073	493,263
Redemptions	(166,488)	(5,993,228)	(58,352)	(1,989,524)
Net increase	6,970	438,574	522,106	17,510,058
Class T(f)
Subscriptions	129,151	4,368,519	828,201	28,209,126
Distributions reinvested	50,981	1,699,204	403,872	13,727,609
Redemptions	(3,852,540)	(133,790,607)	(1,353,684)	(44,175,075)
Net decrease	(3,672,408)	(127,722,884)	(121,611)	(2,238,340)
Class V(g)
Subscriptions	45,105	1,551,127	146,686	4,903,647
Distributions reinvested	63,154	2,083,438	395,079	13,294,402
Redemptions	(538,273)	(18,954,069)	(444,629)	(14,713,593)
Net increase (decrease)	(430,014)	(15,319,504)	97,136	3,484,456
Class Y(e)
Subscriptions	4,148,501	153,913,582	670,208	23,098,478
Distributions reinvested	15,209	524,120	25,076	880,426
Redemptions	(400,991)	(15,530,281)	(67,229)	(2,303,768)
Net increase	3,762,719	138,907,421	628,055	21,675,136
Class Z
Subscriptions	4,675,026	173,981,906	3,416,276	117,565,383
Fund reorganization	—	—	201,114	6,678,195
Distributions reinvested	322,796	11,100,945	1,794,198	62,886,686
Redemptions	(4,894,529)	(178,362,203)	(5,092,805)	(172,247,565)
Net increase	103,293	6,720,648	318,783	14,882,699
Total net increase (decrease)	(13,039,661)	(451,983,087)	6,646,902	231,083,612

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective July 17, 2017, Class F shares were automatically converted to Class E shares.
(d)	Includes conversions of Class F shares to Class E shares, if any.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(f)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(g)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund | Annual Report 2017

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Columbia Large Cap Growth Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$33.82	0.06	6.47	6.53	(0.08)	(0.46)
7/31/2016	$37.69	0.00 (d)	(0.36)	(0.36)	—	(3.51)
7/31/2015	$34.51	0.03	7.24	7.27	(0.09)	(4.00)
7/31/2014	$31.25	0.06	4.90	4.96	(0.08)	(1.62)
7/31/2013	$25.65	0.11	5.55	5.66	(0.06)	—
Class B
7/31/2017	$29.03	(0.15)	5.49	5.34	—	(0.46)
7/31/2016	$33.08	(0.21)	(0.33)	(0.54)	—	(3.51)
7/31/2015	$30.88	(0.20)	6.40	6.20	—	(4.00)
7/31/2014	$28.25	(0.17)	4.42	4.25	—	(1.62)
7/31/2013	$23.32	(0.09)	5.02	4.93	—	—
Class C
7/31/2017	$29.06	(0.18)	5.53	5.35	—	(0.46)
7/31/2016	$33.11	(0.21)	(0.33)	(0.54)	—	(3.51)
7/31/2015	$30.90	(0.21)	6.42	6.21	—	(4.00)
7/31/2014	$28.27	(0.17)	4.42	4.25	—	(1.62)
7/31/2013	$23.34	(0.09)	5.02	4.93	—	—
Class E
7/31/2017	$33.70	0.02	6.45	6.47	(0.04)	(0.46)
7/31/2016	$37.60	(0.03)	(0.36)	(0.39)	—	(3.51)
7/31/2015	$34.44	(0.00) (d)	7.22	7.22	(0.06)	(4.00)
7/31/2014	$31.19	0.03	4.89	4.92	(0.05)	(1.62)
7/31/2013	$25.61	0.08	5.53	5.61	(0.03)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.54)	—	$39.81	19.61%	1.09%	1.09% (c)	0.16%	29%	$1,835,075
(3.51)	—	$33.82	(0.99%)	1.10%	1.10% (c)	0.01%	45%	$1,809,727
(4.09)	—	$37.69	22.51%	1.11%	1.11% (c)	0.09%	59%	$1,870,452
(1.70)	—	$34.51	16.29%	1.14%	1.14% (c)	0.18%	88%	$1,581,112
(0.06)	—	$31.25	22.09%	1.18%	1.18% (c)	0.40%	104%	$1,459,893

(0.46)	—	$33.91	18.71%	1.84%	1.84% (c)	(0.51%)	29%	$3
(3.51)	—	$29.03	(1.73%)	1.85%	1.85% (c)	(0.74%)	45%	$9,751
(4.00)	—	$33.08	21.57%	1.86%	1.86% (c)	(0.62%)	59%	$17,338
(1.62)	—	$30.88	15.46%	1.89%	1.89% (c)	(0.56%)	88%	$24,117
—	—	$28.25	21.14%	1.93%	1.93% (c)	(0.34%)	104%	$34,085

(0.46)	—	$33.95	18.72%	1.84%	1.84% (c)	(0.58%)	29%	$101,600
(3.51)	—	$29.06	(1.73%)	1.86%	1.86% (c)	(0.74%)	45%	$109,092
(4.00)	—	$33.11	21.59%	1.86%	1.86% (c)	(0.67%)	59%	$85,724
(1.62)	—	$30.90	15.45%	1.89%	1.89% (c)	(0.57%)	88%	$63,200
—	—	$28.27	21.12%	1.93%	1.93% (c)	(0.36%)	104%	$52,885

(0.50)	—	$39.67	19.50%	1.19%	1.19% (c)	0.06%	29%	$16,478
(3.51)	—	$33.70	(1.08%)	1.20%	1.20% (c)	(0.09%)	45%	$14,797
(4.06)	—	$37.60	22.37%	1.21%	1.21% (c)	(0.00%) (d)	59%	$16,539
(1.67)	—	$34.44	16.18%	1.24%	1.24% (c)	0.08%	88%	$15,333
(0.03)	—	$31.19	21.93%	1.28%	1.28% (c)	0.30%	104%	$14,853
Columbia Large Cap Growth Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class F
7/31/2017	$29.03	(0.17)	5.51	5.34	—	(0.46)
7/31/2016	$33.07	(0.21)	(0.32)	(0.53)	—	(3.51)
7/31/2015	$30.87	(0.21)	6.41	6.20	—	(4.00)
7/31/2014	$28.25	(0.17)	4.41	4.24	—	(1.62)
7/31/2013	$23.32	(0.09)	5.02	4.93	—	—
Class K
7/31/2017	$34.85	0.10	6.66	6.76	(0.11)	(0.46)
7/31/2016	$38.68	0.05	(0.37)	(0.32)	—	(3.51)
7/31/2015	$35.32	0.09	7.41	7.50	(0.14)	(4.00)
7/31/2014	$31.94	0.11	5.01	5.12	(0.12)	(1.62)
7/31/2013	$26.24	0.18	5.64	5.82	(0.12)	—
Class R
7/31/2017	$33.65	(0.04)	6.44	6.40	—	(0.46)
7/31/2016	$37.60	(0.07)	(0.37)	(0.44)	—	(3.51)
7/31/2015	$34.44	(0.07)	7.24	7.17	(0.01)	(4.00)
7/31/2014	$31.18	(0.02)	4.89	4.87	(0.00) (d)	(1.62)
7/31/2013	$25.61	0.05	5.52	5.57	—	—
Class R4
7/31/2017	$35.69	0.15	6.84	6.99	(0.16)	(0.46)
7/31/2016	$39.49	0.07	(0.36)	(0.29)	—	(3.51)
7/31/2015	$35.98	0.06	7.63	7.69	(0.18)	(4.00)
7/31/2014	$32.48	0.15	5.10	5.25	(0.15)	(1.62)
7/31/2013 (g)	$26.79	0.11	5.69	5.80	(0.11)	—
Class R5
7/31/2017	$35.02	0.18	6.70	6.88	(0.19)	(0.46)
7/31/2016	$38.77	0.09	(0.33)	(0.24)	—	(3.51)
7/31/2015	$35.39	0.09	7.51	7.60	(0.22)	(4.00)
7/31/2014	$32.00	0.19	5.02	5.21	(0.20)	(1.62)
7/31/2013	$26.28	0.26	5.64	5.90	(0.18)	—
Class T(i)
7/31/2017	$33.89	0.09	6.44	6.53	(0.08)	(0.46)
7/31/2016	$37.75	0.01	(0.36)	(0.35)	—	(3.51)
7/31/2015	$34.57	0.03	7.24	7.27	(0.09)	(4.00)
7/31/2014	$31.26	0.06	4.91	4.97	(0.06)	(1.62)
7/31/2013	$25.66	0.12	5.54	5.66	(0.06)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.46)	—	$33.91	18.71%	1.84%	1.84% (c)	(0.56%)	29%	$3
(3.51)	—	$29.03	(1.70%)	1.86%	1.86% (c)	(0.74%)	45%	$806
(4.00)	—	$33.07	21.57%	1.86%	1.86% (c)	(0.66%)	59%	$871
(1.62)	—	$30.87	15.43%	1.89%	1.89% (c)	(0.57%)	88%	$791
—	—	$28.25	21.14%	1.93%	1.93% (c)	(0.36%)	104%	$859

(0.57)	—	$41.04	19.72%	0.99%	0.99%	0.28%	29%	$70
(3.51)	—	$34.85	(0.86%)	0.99%	0.99%	0.16%	45%	$86
(4.14)	—	$38.68	22.66%	0.99%	0.99%	0.23%	59%	$176
(1.74)	—	$35.32	16.47%	1.00%	1.00%	0.32%	88%	$202
(0.12)	—	$31.94	22.25%	0.96%	0.96%	0.64%	104%	$191

(0.46)	—	$39.59	19.29%	1.34%	1.34% (c)	(0.10%)	29%	$29,781
(3.51)	—	$33.65	(1.22%)	1.36%	1.36% (c)	(0.22%)	45%	$24,920
(4.01)	—	$37.60	22.20%	1.36%	1.36% (c)	(0.20%)	59%	$5,421
(1.62)	0.01	$34.44	16.06% (e)	1.39%	1.39% (c)	(0.06%)	88%	$1,534
—	—	$31.18	21.75%	1.43%	1.43% (c)	0.17%	104%	$1,643

(0.62)	—	$42.06	19.92%	0.84%	0.84% (c)	0.40%	29%	$11,552
(3.51)	—	$35.69	(0.76%)	0.85%	0.85% (c)	0.21%	45%	$9,217
(4.18)	—	$39.49	22.80%	0.86%	0.86% (c)	0.17%	59%	$6,506
(1.77)	0.02	$35.98	16.67% (f)	0.89%	0.89% (c)	0.42%	88%	$766
(0.11)	—	$32.48	21.70%	0.93% (h)	0.93% (c),(h)	0.49% (h)	104%	$33

(0.65)	—	$41.25	20.02%	0.74%	0.74%	0.49%	29%	$25,954
(3.51)	—	$35.02	(0.64%)	0.76%	0.76%	0.28%	45%	$21,789
(4.22)	—	$38.77	22.95%	0.75%	0.75%	0.25%	59%	$3,879
(1.82)	—	$35.39	16.74%	0.75%	0.75%	0.57%	88%	$195
(0.18)	—	$32.00	22.59%	0.72%	0.72%	0.89%	104%	$36

(0.54)	—	$39.88	19.57%	1.09%	1.09% (c)	0.27%	29%	$1,068
(3.51)	—	$33.89	(0.96%)	1.10%	1.10% (c)	0.02%	45%	$125,354
(4.09)	—	$37.75	22.47%	1.11%	1.11% (c)	0.09%	59%	$144,250
(1.68)	0.02	$34.57	16.39% (j)	1.14%	1.14% (c)	0.18%	88%	$125,509
(0.06)	—	$31.26	22.12%	1.14%	1.14% (c)	0.43%	104%	$4
Columbia Large Cap Growth Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class V(k)
7/31/2017	$33.55	0.06	6.41	6.47	(0.08)	(0.46)
7/31/2016	$37.41	0.00 (d)	(0.35)	(0.35)	—	(3.51)
7/31/2015	$34.27	0.03	7.19	7.22	(0.08)	(4.00)
7/31/2014	$31.05	0.04	4.87	4.91	(0.07)	(1.62)
7/31/2013	$25.49	0.10	5.50	5.60	(0.04)	—
Class Y
7/31/2017	$35.10	0.16	6.76	6.92	(0.21)	(0.46)
7/31/2016	$38.83	0.13	(0.35)	(0.22)	—	(3.51)
7/31/2015	$35.44	0.07	7.57	7.64	(0.25)	(4.00)
7/31/2014	$32.03	0.22	5.03	5.25	(0.22)	(1.62)
7/31/2013	$26.29	0.25	5.67	5.92	(0.18)	—
Class Z
7/31/2017	$35.00	0.15	6.70	6.85	(0.16)	(0.46)
7/31/2016	$38.79	0.09	(0.37)	(0.28)	—	(3.51)
7/31/2015	$35.41	0.13	7.43	7.56	(0.18)	(4.00)
7/31/2014	$32.01	0.15	5.03	5.18	(0.16)	(1.62)
7/31/2013	$26.28	0.19	5.66	5.85	(0.12)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.
(g)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(k)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Large Cap Growth Fund | Annual Report 2017

Total distributions to shareholders	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.54)	—	$39.48	19.59%	1.09%	1.09% (c)	0.16%	29%	$194,803
(3.51)	—	$33.55	(0.97%)	1.11%	1.11% (c)	0.01%	45%	$179,935
(4.08)	—	$37.41	22.49%	1.13%	1.13% (c)	0.08%	59%	$197,026
(1.69)	—	$34.27	16.21%	1.19%	1.19% (c)	0.13%	88%	$172,830
(0.04)	—	$31.05	22.01%	1.23%	1.23% (c)	0.35%	104%	$160,462

(0.67)	—	$41.35	20.09%	0.69%	0.69%	0.41%	29%	$184,471
(3.51)	—	$35.10	(0.58%)	0.69%	0.69%	0.39%	45%	$24,530
(4.25)	—	$38.83	23.03%	0.71%	0.71%	0.19%	59%	$2,750
(1.84)	—	$35.44	16.84%	0.70%	0.70%	0.66%	88%	$3
(0.18)	—	$32.03	22.64%	0.71%	0.71%	0.90%	104%	$3,826

(0.62)	—	$41.23	19.92%	0.84%	0.84% (c)	0.40%	29%	$1,132,702
(3.51)	—	$35.00	(0.74%)	0.85%	0.85% (c)	0.26%	45%	$957,955
(4.18)	—	$38.79	22.80%	0.86%	0.86% (c)	0.34%	59%	$1,049,380
(1.78)	—	$35.41	16.61%	0.89%	0.89% (c)	0.43%	88%	$889,169
(0.12)	—	$32.01	22.34%	0.93%	0.93% (c)	0.65%	104%	$850,041
Columbia Large Cap Growth Fund | Annual Report 2017	25

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.
Class F shares, when available, were trust shares which were held in an irrevocable trust until the specified trust termination date. Class F shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class F shares were automatically converted to Class E shares of the Fund. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class F shares was redeemed.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
26	Columbia Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares (formerly Class T shares) are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Columbia Large Cap Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
28	Columbia Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The
Columbia Large Cap Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
30	Columbia Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.15
Class C	0.15
Class E	0.15
Class F	0.15
Class I	0.002 (a),(b)
Class K	0.055
Class R	0.15
Class R4	0.15
Class R5	0.056
Class T	0.16
Class V	0.15
Class Y	0.009
Class Z	0.15

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $65,989. The liability remaining at July 31, 2017 for non-recurring charges associated with the lease amounted to $32,096 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2017 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $30,486.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Large Cap Growth Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	628,972
Class B	1,261
Class C	10,718
Class E	611
Class F	10
Class V	20,135
32	Columbia Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.20%	1.23%
Class B	1.95	1.98
Class C	1.95	1.98
Class E	1.30	1.33
Class F	1.95	1.98
Class K	1.14	1.16
Class R	1.45	1.48
Class R4	0.95	0.98
Class R5	0.89	0.91
Class T	1.20	1.23
Class V	1.20	1.23
Class Y	0.84	0.86
Class Z	0.95	0.98
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
14,849	(14,849)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Large Cap Growth Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,669,910	44,386,742	54,056,652	1,791,601	333,387,452	335,179,053
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,657,794	160,149,276	—	1,196,784,164
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,346,904,161	1,231,643,787	(34,859,623)	1,196,784,164
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $948,008,440 and $1,439,865,942, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
34	Columbia Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Fund reorganization
At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund IV, a series of Columbia Funds Series Trust II (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $3,280,915,910 and the combined net assets immediately after the reorganization were $3,355,017,272.
The reorganization was accomplished by a tax-free exchange of 2,394,477 shares of the Acquired Fund valued at $74,101,362 (including $2,664,848 of unrealized appreciation).
In exchange for the Acquired fund’s shares, the Fund issued the following number of shares:
Shares
Class A	1,462,001
Class C	682,164
Class I	57
Class K	8,726
Class R4	32,783
Class R5	7,632
Class Z	201,114
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Note 9. Significant risks
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 11.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 42.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
Columbia Large Cap Growth Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Large Cap Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Large Cap Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Large Cap Growth Fund | Annual Report 2017	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$180,893,820
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
38	Columbia Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Large Cap Growth Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
40	Columbia Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Large Cap Growth Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Large Cap Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Large Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Large Cap Growth Fund | Annual Report 2017	43

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the fifty-ninth, sixteenth and twenty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
44	Columbia Large Cap Growth Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Large Cap Growth Fund | Annual Report 2017	45

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
46	Columbia Large Cap Growth Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Large Cap Growth Fund | Annual Report 2017	47

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Columbia Large Cap Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN174_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Tax-Exempt Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Tax-Exempt Fund   |  Annual Report 2017

Columbia Tax-Exempt Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Tax-Exempt Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Kimberly Campbell
Co-manager
Managed Fund since 2002
James Dearborn
Co-manager
Managed Fund since October 2016
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/21/78	-0.70	3.19	4.48
	Including sales charges		-3.67	2.56	4.16
Class B	Excluding sales charges	05/05/92	-1.44	2.42	3.70
	Including sales charges		-6.21	2.07	3.70
Class C	Excluding sales charges	08/01/97	-1.27	2.61	3.87
	Including sales charges		-2.22	2.61	3.87
Class R4*		03/19/13	-0.50	3.38	4.58
Class R5*		12/11/13	-0.47	3.38	4.58
Class Y*		03/01/17	-0.61	3.21	4.49
Class Z		09/16/05	-0.50	3.40	4.68
Bloomberg Barclays Municipal Bond Index			0.26	3.10	4.60
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Tax-Exempt Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2017)
AAA rating	1.8
AA rating	17.6
A rating	36.7
BBB rating	26.9
BB rating	2.0
B rating	0.1
C rating	0.1
Not rated	14.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2017)
Illinois	14.9
Texas	10.3
California	9.8
Florida	5.8
Pennsylvania	5.0
Michigan	4.4
New York	3.8
Louisiana	3.5
Wisconsin	3.4
Massachusetts	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Tax-Exempt Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned -0.70% excluding sales charges. Class Z shares of the Fund returned -0.50% for the same time period. The Fund lagged its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 0.26% over the same 12-month period. Issue selection in the resource recovery sector and the Fund’s holdings in bonds maturing beyond 25 years were the main detractors from relative performance.
Municipal bonds made little headway
Municipal bond returns were mixed during the 12 months ended July 31, 2017, as yields at the start were at historical lows. However, the municipal bond market came under pressure in the third quarter of 2016 when heavy new issuance and the results of the November U.S. Presidential election pushed yields substantially higher, leading to significant outflows from many municipal bond funds in November and December (redemptions from the Fund were not major). In addition, investors worried that the new administration’s pro-growth policies could increase inflation and municipal supply. There were concerns about potential changes to the tax code, prompting some buyers — notably in the insurance industry — to take a wait-and-see approach.
Demand recovered in 2017, and implementation of the administration’s policies became less certain. Interest rates recovered partly due to lower inflation expectations and oil prices. With few exceptions, credit fundamentals — the ability of municipal bond issuers to meet their debt obligations — remained stable and supply was tight.
Contributors and detractors
Issue selection in the local general obligation (GO) and education sectors aided relative performance. In particular, an overweight in Chicago GO bonds benefited performance as the city implemented spending cuts and tax increases. In the education sector, security selection among charter schools was beneficial. Security selection and an overweight in the hospital sector further aided relative performance, and security selection in the continuing care retirement community sector also had a positive impact. The Fund’s above-average yield aided return, the result of overweights in BBB and A- rated issues and a 10% stake in below-investment-grade non-rated securities with high yields.
However, these gains did not offset the impact of issue selection in the resource recovery sector, which detracted from results. Resource recovery encompasses a wide variety of projects, including recycling, waste-to-energy and other products. Detractors included issues from two wood pellet producers in Texas and Louisiana, which went into bankruptcy, and bonds from a facility in Florida that treats waste recycling it into fertilizer, which declined as costs increased. All three of these non-rated, high-yielding bonds saw steep price declines. Elsewhere, a small investment in the prepaid gas sector detracted, as the sector underperformed. In addition, the Fund’s overweight in bonds with maturities of 30 years or more also detracted, as longer term issues underperformed shorter maturity bonds.
At period end
We believe active management is key to navigating an environment of shifting interest rates. We remain focused on income as an important driver of total return. To that end, the Fund has maintained an overweight in bonds with maturities of 15 or more years and an underweight in one- to 10-year bonds. Long-term bonds have higher yields and tend to be less vulnerable to Fed interest rate hikes than shorter maturity bonds.
During the period, we boosted exposure to:
•	bonds subject to the alternative minimum tax (AMT), which currently offer a yield advantage and, should yield spreads narrow because the AMT is reduced or eliminated, the potential for a price boost
•	hospital issues
•	continuing care retirement communities
•	airports and toll roads
•	charter schools
4	Columbia Tax-Exempt Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund also favored premium callable (redeemable) bonds with a 5% coupon because they offer a price cushion as yields increase. We maintained overweight allocations in bonds with A and BBB ratings, which accounted for more than half of the Fund’s assets at period end, and a sizable stake in non-rated bonds. We plan to maintain our focus on investment-grade bonds, particularly bonds rated A and BBB, as we believe there is potential value to add through security selection supported by the independent research of our municipal credit team. Because credit spreads are relatively narrow on bonds rated below investment grade, we have become increasingly selective. We eliminated exposure to Puerto Rico GO bonds because of the Commonwealth’s deteriorating financial condition.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Tax-Exempt Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.50	1,021.17	3.69	3.66	0.73
Class B	1,000.00	1,000.00	1,032.70	1,017.46	7.46	7.40	1.48
Class C	1,000.00	1,000.00	1,033.20	1,017.95	6.96	6.90	1.38
Class R4	1,000.00	1,000.00	1,037.50	1,022.17	2.68	2.66	0.53
Class R5	1,000.00	1,000.00	1,037.50	1,022.17	2.68	2.66	0.53
Class Y	1,000.00	1,000.00	1,031.70 (a)	1,022.36	2.06 (a)	2.46	0.49 (a)
Class Z	1,000.00	1,000.00	1,037.50	1,022.17	2.68	2.66	0.53
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Massachusetts 0.1%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Tufts University
VRDN Series 2012N-2 (Wells Fargo Bank)
08/15/2034	0.690%	2,200,000	2,200,000
New Hampshire 0.3%
New Hampshire Health & Education Facilities Authority Act(a),(b)
Revenue Bonds
University System of New Hampshire
Series 2016A2 (State Street Bank and Trust Co.)
07/01/2035	0.710%	9,600,000	9,600,000
New York 0.7%
City of New York(b)
Unlimited General Obligation Bonds
Subordinated Series 2013H-2
01/01/2036	0.760%	3,250,000	3,250,000
New York City Transitional Finance Authority(a),(b)
Subordinated Revenue Bonds
Future Tax Secured
VRDN Series 2016 (JPMorgan Chase Bank)
02/01/2045	0.760%	8,050,000	8,050,000
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
NYC Recovery
VRDN Subordinated Series 2002-3-3F (Royal Bank of Canada)
11/01/2022	0.740%	3,625,000	3,625,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
VRDN Series 2013DD-2 (JPMorgan Chase Bank)
06/15/2043	0.760%	6,900,000	6,900,000
VRDN Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	0.770%	4,750,000	4,750,000
Total			26,575,000
Oklahoma 0.1%
Oklahoma Turnpike Authority(b)
Refunding Revenue Bonds
VRDN 2nd Senior Series 2010F
01/01/2028	0.720%	4,005,000	4,005,000
Utah 0.0%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
VRDN Series 2005A (JPMorgan Chase Bank NA)
05/15/2037	0.720%	1,700,000	1,700,000
Total Floating Rate Notes (Cost $44,080,000)			44,080,000

Municipal Bonds 98.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.9%
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	26,385,000	33,065,418
Alaska 0.7%
City of Koyukuk
Prerefunded 10/01/19 Revenue Bonds
Tanana Chiefs Conference Health Care
Series 2011
10/01/2032	7.500%	18,330,000	20,823,796
10/01/2041	7.750%	4,350,000	4,965,047
Total			25,788,843
Arizona 1.9%
Arizona Health Facilities Authority
Refunding Revenue Bonds
Scottsdale Lincoln Hospital Project
Series 2014
12/01/2042	5.000%	7,000,000	7,836,920
Revenue Bonds
Banner Health
Series 2014A
01/01/2044	5.000%	15,000,000	16,841,250
Glendale Industrial Development Authority
Revenue Bonds
Midwestern University
Series 2010
05/15/2035	5.000%	13,750,000	14,897,987
Industrial Development Authority of the County of Pima (The)(c)
Refunding Revenue Bonds
American Leadership Academy
Series 2015
06/15/2045	5.625%	2,680,000	2,726,659
Industrial Development Authority of the County of Pima (The)(d)
Revenue Bonds
GNMA Mortgage-Backed Securities
Series 1989 Escrowed to Maturity AMT
09/01/2021	8.200%	7,205,000	8,509,321
Maricopa County Industrial Development Authority(c)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	2,000,000	1,966,460
Maricopa County Pollution Control Corp.
Refunding Revenue Bonds
Southern California Edison Co.
Series 2000B
06/01/2035	5.000%	9,775,000	10,619,267

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Salt Verde Financial Corp.
Revenue Bonds
Senior Series 2007
12/01/2032	5.000%	7,170,000	8,512,726
Total			71,910,590
Arkansas 0.3%
Pulaski County Public Facilities Board
Revenue Bonds
Series 2014
12/01/2039	5.000%	8,725,000	9,774,181
12/01/2042	5.000%	2,000,000	2,232,180
Total			12,006,361
California 9.7%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2026	6.125%	3,420,000	3,877,733
07/01/2041	6.125%	7,015,000	7,737,335
Revenue Bonds
Sharp Healthcare
Series 2009
08/01/2039	6.250%	4,000,000	4,395,520
California Health Facilities Financing Authority
Prerefunded 10/01/18 Revenue Bonds
Providence Health
Series 2008
10/01/2038	6.500%	110,000	117,184
Providence Health & Services
Series 2008C
10/01/2028	6.250%	2,000,000	2,127,380
Refunding Revenue Bonds
Sutter Health
Series 2016B
11/15/2041	4.000%	10,000,000	10,353,000
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	15,000,000	15,706,500
California Municipal Finance Authority
Prerefunded 10/01/18 Revenue Bonds
Biola University
Series 2008
10/01/2034	5.875%	4,000,000	4,229,400
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,500,000	1,706,505
02/01/2037	5.000%	1,000,000	1,135,920
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(c),(d),(e)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	7.500%	1,830,000	456,878
California Pollution Control Financing Authority(c),(d)
Revenue Bonds
Aemerge Redpak Services Southern California, LLC Project
Series 2016 AMT
12/01/2027	7.000%	2,000,000	1,957,560
California School Finance Authority(c)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	3,000,000	3,135,180
07/01/2046	6.375%	415,000	433,700
California State Public Works Board
Prerefunded 11/01/19 Revenue Bonds
Various Capital Projects
Subordinated Series 2009I-1
11/01/2029	6.125%	6,000,000	6,693,720
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	4,660,000	5,233,366
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	7,000,000	8,026,690
California Statewide Communities Development Authority
Prerefunded 01/01/19 Revenue Bonds
Aspire Public Schools
Series 2010
07/01/2030	6.000%	3,555,000	3,810,142
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2029	5.000%	1,650,000	1,720,653
11/01/2034	5.000%	3,700,000	3,777,515
Revenue Bonds
California Baptist University
Series 2014A
11/01/2033	6.125%	1,560,000	1,756,295
11/01/2043	6.375%	1,035,000	1,177,023
Lancer Plaza Project
Series 2013
11/01/2043	5.875%	1,875,000	2,017,650
Loma Linda University Medical Center
Series 2014
12/01/2044	5.250%	3,500,000	3,805,620

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Castaic Lake Water Agency(f)
Certificate of Participation
Capital Appreciation-Water System Improvement Project
Series 1999 (AMBAC)
08/01/2024	0.000%	9,445,000	8,142,157
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2022	4.000%	1,500,000	1,651,920
09/01/2025	5.000%	790,000	883,576
09/01/2026	5.000%	1,230,000	1,365,349
09/01/2027	5.000%	1,280,000	1,409,766
City of Los Angeles Department of Airports(d)
Revenue Bonds
Subordinated Series 2017A AMT
05/15/2042	5.000%	4,375,000	5,052,031
City of Pomona
Refunding Revenue Bonds
Mortgage-Backed Securities
Series 1990A Escrowed to Maturity (GNMA / FNMA)
05/01/2023	7.600%	4,945,000	5,887,468
City of Vernon Electric System
Prerefunded 08/01/19 Revenue Bonds
Series 2009A
08/01/2021	5.125%	520,000	548,772
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	1,225,000	1,301,758
County of Sacramento Airport System
Revenue Bonds
Senior Series 2009B
07/01/2039	5.750%	4,000,000	4,167,440
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	3,845,000	4,535,062
Series 2014A
01/15/2046	5.750%	19,005,000	21,843,207
Los Angeles County Schools Regionalized Business Services Corp.(f)
Certificate of Participation
Capital Appreciation-Pooled Financing
Series 1999A (AMBAC)
08/01/2022	0.000%	2,180,000	1,973,946
Norwalk-La Mirada Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2005B (NPFGC)
08/01/2023	0.000%	9,790,000	8,747,365
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	4,605,000	5,085,255
Perris Community Facilities District
Special Tax Bonds
Series 1991-90-2 Escrowed to Maturity
10/01/2021	8.750%	6,165,000	8,008,582
San Francisco City & County Airports Commission-San Francisco International Airport(d)
Revenue Bonds
Series 2014A AMT
05/01/2044	5.000%	24,000,000	26,974,560
San Francisco City & County Redevelopment Agency
Prerefunded 08/01/19 Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2009D
08/01/2031	6.500%	500,000	555,215
08/01/2039	6.625%	1,500,000	1,669,200
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2008
03/01/2027	5.500%	1,000,000	1,027,220
Series 2009
04/01/2031	5.750%	32,500,000	35,053,525
04/01/2035	6.000%	15,000,000	16,232,550
04/01/2038	6.000%	22,500,000	24,313,500
11/01/2039	5.500%	15,520,000	16,968,792
Series 2010
03/01/2030	5.250%	3,000,000	3,315,810
03/01/2033	6.000%	5,000,000	5,623,900
03/01/2040	5.500%	17,200,000	19,025,436
Series 2012
04/01/2035	5.250%	19,275,000	22,492,190
Series 2016
09/01/2035	4.000%	3,895,000	4,192,967
Unlimited General Obligation Refunding Bonds
Series 2007
08/01/2030	4.500%	300,000	300,705
Unlimited General Obligation Refunding Notes
Various Purpose
Series 2016
09/01/2036	4.000%	2,000,000	2,148,620
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	6,000	6,020
Various Purpose
Series 2007
11/01/2037	5.000%	1,205,000	1,216,484
12/01/2037	5.000%	210,000	212,673

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008
03/01/2038	5.250%	2,715,000	2,779,970
Temecula Public Financing Authority
Refunding Special Tax Bonds
Wolf Creek Community Facilities District
Series 2012
09/01/2027	5.000%	1,275,000	1,408,072
09/01/2028	5.000%	1,315,000	1,446,566
09/01/2029	5.000%	1,405,000	1,537,688
09/01/2030	5.000%	1,480,000	1,613,200
09/01/2031	5.000%	1,555,000	1,689,119
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2001B (NPFGC)
08/01/2024	6.000%	2,295,000	2,640,856
Total			370,436,961
Colorado 2.1%
City & County of Denver(d)
Refunding Revenue Bonds
United Air Lines Project
Series 2007A AMT
10/01/2032	5.250%	5,000,000	5,025,600
Colorado Educational & Cultural Facilities Authority(c)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2034	5.125%	1,525,000	1,561,569
07/01/2044	5.375%	2,100,000	2,151,156
07/01/2049	5.500%	925,000	947,700
Colorado Educational & Cultural Facilities Authority
Refunding Revenue Bonds
Student Housing-Campus Village Apartments LLC
Series 2008
06/01/2033	5.500%	2,000,000	2,071,780
06/01/2038	5.500%	6,000,000	6,215,340
Colorado Health Facilities Authority
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2033	5.000%	5,500,000	5,892,425
Series 2015
12/01/2035	5.000%	3,800,000	4,141,202
Revenue Bonds
Catholic Health Initiatives
Series 2013A
01/01/2045	5.250%	7,000,000	7,397,670
Unrefunded Revenue Bonds
Health Facilities Evangelical Lutheran
Series 2005
06/01/2023	5.250%	165,000	165,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado High Performance Transportation Enterprise
Revenue Bonds
C-470 Express Lanes
Series 2017
12/31/2051	5.000%	2,500,000	2,746,400
12/31/2056	5.000%	2,300,000	2,515,510
E-470 Public Highway Authority(f)
Revenue Bonds
Capital Appreciation
Senior Series 1997B (NPFGC)
09/01/2022	0.000%	6,515,000	5,882,263
Senior Series 2000B (NPFGC)
09/01/2018	0.000%	13,600,000	13,411,776
E-470 Public Highway Authority
Revenue Bonds
Series 2010C
09/01/2026	5.375%	5,000,000	5,443,300
University of Colorado Hospital Authority
Refunding Revenue Bonds
Series 2009A
11/15/2029	6.000%	5,000,000	5,458,800
Revenue Bonds
Series 2012A
11/15/2042	5.000%	7,325,000	8,207,443
Total			79,235,434
Connecticut 0.7%
Bridgeport Housing Authority
Revenue Bonds
Custodial Receipts Energy Performance
Series 2009
06/01/2030	5.600%	1,000,000	1,000,720
City of New Haven
Unlimited General Obligation Bonds
Series 2002C Escrowed to Maturity (NPFGC)
11/01/2020	5.000%	10,000	10,316
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	1,500,000	1,655,520
Connecticut State Health & Educational Facility Authority(c)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,250,000	1,265,425
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Connecticut College
Series 2011H-1
07/01/2041	5.000%	1,625,000	1,803,555

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Loomis Chaffe School
Series 2005F (AMBAC)
07/01/2025	5.250%	2,035,000	2,505,329
07/01/2026	5.250%	1,045,000	1,298,444
Middlesex Hospital
Series 2011N
07/01/2024	5.000%	425,000	473,480
Sacred Heart University
Series 2011G
07/01/2031	5.375%	500,000	556,375
State Supported Child Care
Series 2011
07/01/2028	5.000%	1,030,000	1,124,883
07/01/2029	5.000%	860,000	935,878
Western Connecticut Health
Series 2011M
07/01/2041	5.375%	1,500,000	1,641,720
Western Connecticut Health Network
Series 2011
07/01/2029	5.000%	1,000,000	1,091,730
Harbor Point Infrastructure Improvement District
Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2039	7.875%	8,750,000	9,727,725
Total			25,091,100
Delaware 0.2%
Delaware State Economic Development Authority
Refunding Revenue Bonds
Gas Facilities-Delmarva Power
Series 2010
02/01/2031	5.400%	5,000,000	5,466,600
Revenue Bonds
Newark Charter School
Series 2012
09/01/2032	4.625%	2,000,000	2,101,380
09/01/2042	5.000%	1,350,000	1,425,074
Total			8,993,054
District of Columbia 0.4%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	9,090,000	10,257,701
Friendship Public Charter School
Series 2016
06/01/2046	5.000%	1,385,000	1,477,573
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
KIPP Charter School
Series 2013
07/01/2033	6.000%	250,000	292,593
07/01/2048	6.000%	1,150,000	1,328,986
District of Columbia(g)
Revenue Bonds
Ingleside RockCreek Project
Series 2017
07/01/2037	5.000%	500,000	499,975
07/01/2042	5.000%	1,000,000	982,480
Total			14,839,308
Florida 5.7%
Capital Trust Agency, Inc.(c)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	1,665,000	1,675,306
Capital Trust Agency, Inc.(e)
Revenue Bonds
Atlantic Housing Foundation
Subordinated Series 2008B
07/15/2032	0.000%	1,820,000	1,364,945
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2039	4.000%	22,500,000	23,636,475
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2045	5.000%	22,000,000	24,464,660
County of Broward Airport System(d)
Revenue Bonds
Series 2015A AMT
10/01/2045	5.000%	14,000,000	15,595,580
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2014A AMT
10/01/2033	5.000%	15,000,000	16,972,800
10/01/2036	5.000%	21,400,000	24,037,978
County of Seminole Water & Sewer
Revenue Bonds
Series 1992 Escrowed to Maturity (NPFGC)
10/01/2019	6.000%	720,000	759,730
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	420,000	417,522
06/15/2044	6.000%	3,100,000	3,067,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Renaissance Charter School
Series 2015
06/15/2046	6.125%	3,920,000	4,024,390
Renaissance Charter School Inc. Projects
Series 2015
06/15/2035	6.000%	4,000,000	4,120,960
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2012A
06/15/2022	5.500%	1,240,000	1,341,494
06/15/2032	6.000%	4,000,000	4,294,000
06/15/2043	6.125%	5,000,000	5,360,650
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	15,000,000	17,352,750
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	11,115,000	12,296,747
Jacksonville Health Facilities Authority
Revenue Bonds
Brooks Health System
Series 2007
11/01/2038	5.250%	5,000,000	5,035,650
Miami-Dade County Expressway Authority
Revenue Bonds
Series 2014A
07/01/2044	5.000%	5,000,000	5,673,750
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	7,000,000	8,686,930
Refunding Revenue Bonds
Series 2015A
10/01/2035	5.000%	3,765,000	4,254,262
Revenue Bonds
Series 1991A Escrowed to Maturity
10/01/2022	6.875%	2,000,000	2,366,900
Orange County Industrial Development Authority(c),(d)
Revenue Bonds
VITAG Florida LLC Project
Series 2014 AMT
07/01/2036	8.000%	12,000,000	6,948,000
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Boca Raton Community Hospital Obligation Group
Series 2014
12/01/2031	5.000%	1,500,000	1,659,675
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Sinai Residences of Boca Raton
Series 2014
06/01/2034	7.250%	685,000	807,163
Sarasota County Public Hospital District
Refunding Revenue Bonds
Sarasota Memorial Hospital
Series 1998B (NPFGC)
07/01/2028	5.500%	6,980,000	8,427,582
Seminole Tribe of Florida, Inc.(c),(h)
Revenue Bonds
Series 2007A
10/01/2027	5.250%	9,750,000	9,792,802
Tampa Sports Authority
Sales Tax Revenue Bonds
Tampa Bay Arena Project
Series 1995 (NPFGC)
10/01/2025	5.750%	2,500,000	2,958,525
Total			217,394,335
Georgia 1.4%
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	6,250,000	6,807,438
Fulton County Development Authority(g)
Revenue Bonds
RAC Series 2017
04/01/2047	5.000%	3,000,000	3,378,960
Fulton County Residential Care Facilities for the Elderly Authority
Refunding Revenue Bonds
Lenbrook Square Foundation, Inc.
Series 2016
07/01/2036	5.000%	3,500,000	3,832,080
Gainesville & Hall County Hospital Authority
Prerefunded 02/15/20 Revenue Bonds
Northeast Georgia Health System
Series 2010A
02/15/2045	5.500%	23,075,000	25,637,709
Unrefunded Revenue Bonds
Northeast Georgia Health System
Series 2010A
02/15/2045	5.500%	6,925,000	7,496,936
Georgia State Road & Tollway Authority(c),(f)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	418,400

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Atlanta Rapid Transit Authority
Refunding Revenue Bonds
Series 1992P (AMBAC)
07/01/2020	6.250%	1,440,000	1,573,733
Series 2007A (AMBAC)
07/01/2026	5.250%	1,000,000	1,244,360
Rockdale County Development Authority(d)
Revenue Bonds
Visy Paper Project
Series 2007A AMT
01/01/2034	6.125%	3,000,000	3,005,790
Total			53,395,406
Guam 0.1%
Territory of Guam(h)
Prerefunded 12/01/19 Revenue Bonds
Section 30
Series 2009A
12/01/2034	5.750%	4,150,000	4,602,226
Hawaii 0.6%
Hawaii Pacific Health
Revenue Bonds
Series 2010A
07/01/2040	5.500%	6,500,000	7,068,035
Series 2010B
07/01/2030	5.625%	1,220,000	1,336,132
07/01/2040	5.750%	1,630,000	1,784,344
State of Hawaii Department of Budget & Finance
Prerefunded 11/15/19 Revenue Bonds
15 Craigside Project
Series 2009A
11/15/2029	8.750%	940,000	1,086,941
11/15/2044	9.000%	3,000,000	3,535,110
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2021	5.000%	1,000,000	1,128,400
11/15/2027	5.000%	1,400,000	1,557,024
11/15/2032	5.125%	1,300,000	1,427,452
11/15/2037	5.250%	1,945,000	2,133,529
Revenue Bonds
Hawaii Pacific University
Series 2013A
07/01/2033	6.625%	1,430,000	1,538,780
07/01/2043	6.875%	1,795,000	1,946,103
Total			24,541,850
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Idaho 0.7%
Idaho Health Facilities Authority
Prerefunded 12/01/18 Revenue Bonds
Trinity Health Group
Series 2008B
12/01/2023	6.000%	1,000,000	1,066,550
12/01/2033	6.250%	6,000,000	6,419,100
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2034	7.750%	9,135,000	9,758,190
10/01/2044	8.000%	5,635,000	6,058,977
10/01/2049	8.125%	4,365,000	4,708,657
Total			28,011,474
Illinois 14.7%
Chicago Board of Education(c)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	7,765,000	7,964,793
Chicago Midway International Airport(d)
Refunding Revenue Bonds
2nd Lien
Series 2014A AMT
01/01/2041	5.000%	10,000,000	10,957,400
Series 2016A AMT
01/01/2032	4.000%	3,000,000	3,099,630
01/01/2033	4.000%	3,500,000	3,598,245
Chicago O’Hare International Airport(d)
Revenue Bonds
General Senior Lien
Series 2017D AMT
01/01/2047	5.000%	7,000,000	7,829,990
01/01/2052	5.000%	17,620,000	19,543,752
Series 2015C AMT
01/01/2046	5.000%	12,525,000	13,742,555
Chicago O’Hare International Airport
Revenue Bonds
Series 2015D
01/01/2046	5.000%	7,310,000	8,270,315
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2033	5.000%	1,000,000	1,112,360
01/01/2034	5.000%	1,000,000	1,108,510
01/01/2036	5.000%	1,000,000	1,102,380
City of Chicago
Revenue Bonds
Asphalt Operating Services - Recovery Zone Facility
Series 2010
12/01/2018	6.125%	1,805,000	1,825,974

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2040	5.000%	27,625,000	27,623,895
Series 2012A
01/01/2033	5.000%	7,000,000	7,024,430
01/01/2034	5.000%	10,510,000	10,538,482
Series 2009C
01/01/2040	5.000%	26,730,000	26,728,931
Series 2015A
01/01/2033	5.500%	8,350,000	8,679,073
01/01/2039	5.500%	1,500,000	1,547,805
Series 2017A
01/01/2038	6.000%	13,080,000	14,031,832
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2030	5.250%	4,200,000	4,307,814
01/01/2033	5.250%	10,250,000	10,467,710
01/01/2035	5.000%	6,000,000	6,016,080
01/01/2036	5.000%	17,860,000	17,888,397
Series 2005D
01/01/2040	5.500%	2,000,000	2,061,240
Series 2007E
01/01/2042	5.500%	1,000,000	1,029,370
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2034	5.000%	1,250,000	1,361,288
01/01/2039	5.000%	2,970,000	3,222,361
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	4,000,000	4,306,320
01/01/2044	5.000%	4,000,000	4,285,040
City of Chicago Wastewater Transmission(f)
Refunding Revenue Bonds
Capital Appreciation
Series 1998A (NPFGC)
01/01/2020	0.000%	7,275,000	6,908,558
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2026	5.000%	935,000	1,079,299
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
2nd Lien
Series 2014
11/01/2034	5.000%	1,000,000	1,094,590
11/01/2039	5.000%	2,000,000	2,170,520
11/01/2044	5.000%	2,850,000	3,076,033
Series 2016
11/01/2028	5.000%	865,000	985,287
11/01/2029	5.000%	1,750,000	1,985,638
11/01/2030	5.000%	1,000,000	1,123,340
County of Champaign
Unlimited General Obligation Bonds
Public Safety Sales Tax
Series 1999 (NPFGC)
01/01/2020	8.250%	1,015,000	1,174,355
01/01/2023	8.250%	1,420,000	1,867,442
DeKalb County Community Unit School District No. 424 Genoa-Kingston(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2001 (AMBAC)
01/01/2021	0.000%	2,675,000	2,483,149
Illinois Finance Authority
Prerefunded 02/15/20 Revenue Bonds
Swedish Covenant
Series 2010A
08/15/2038	6.000%	12,505,000	14,043,365
Prerefunded 05/01/19 Revenue Bonds
Rush University Medical Center
Series 2009C
11/01/2039	6.625%	8,000,000	8,778,320
Prerefunded 08/15/19 Revenue Bonds
Silver Cross & Medical Centers
Series 2009
08/15/2038	6.875%	39,300,000	43,891,026
Prerefunded 11/15/19 Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	4,940,000	5,519,660
Refunding Revenue Bonds
Northwest Community Hospital
Series 2016A
07/01/2037	4.000%	5,000,000	5,082,500
07/01/2038	4.000%	5,000,000	5,074,900
Rush University Medical Center
Series 2015A
11/15/2038	5.000%	20,145,000	22,318,847
Series 2015B
11/15/2039	5.000%	6,590,000	7,291,637
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2044	5.000%	9,400,000	10,060,632

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/2043	7.000%	5,550,000	6,150,121
Northwestern Memorial Hospital
Series 2009A
08/15/2030	5.750%	2,000,000	2,180,140
Series 2009B
08/15/2030	5.750%	10,000,000	10,900,700
South Suburban
Series 1992 Escrowed to Maturity
02/15/2018	7.000%	435,000	447,724
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	3,260,000	3,560,670
Illinois Finance Authority(f)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	68,000,000	65,641,760
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2036	5.000%	5,000,000	5,660,400
01/01/2039	5.000%	5,000,000	5,653,300
Metropolitan Water Reclamation District of Greater Chicago
Limited General Obligation Refunding Bonds
Series 2007C
12/01/2033	5.250%	13,210,000	16,252,923
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2028	6.000%	15,000,000	17,090,250
Regional Transportation Authority
Revenue Bonds
Series 1994C (NPFGC)
06/01/2020	7.750%	2,795,000	3,117,627
Series 2002A (NPFGC)
07/01/2031	6.000%	5,400,000	7,279,686
State of Illinois
Revenue Bonds
1st Series 2002 (NPFGC)
06/15/2023	6.000%	4,000,000	4,857,760
Unlimited General Obligation Bonds
1st Series 2001 (NPFGC)
11/01/2026	6.000%	3,000,000	3,435,210
Series 2013
07/01/2038	5.500%	4,125,000	4,380,997
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013A
04/01/2036	5.000%	8,000,000	8,203,680
Series 2014
02/01/2039	5.000%	18,000,000	18,441,180
Total			560,539,198
Indiana 0.8%
County of Jasper
Refunding Revenue Bonds
Northern Indiana Public Services
Series 1994C (NPFGC)
04/01/2019	5.850%	3,000,000	3,196,080
Crown Point Multi School Building Corp.(f)
Revenue Bonds
1st Mortgage
Series 2000 (NPFGC)
01/15/2019	0.000%	8,165,000	8,021,133
Indiana Finance Authority
Refunding Revenue Bonds
Sisters of St. Francis Health
Series 2008
11/01/2032	5.375%	4,000,000	4,193,240
Revenue Bonds
BHI Senior Living
Series 2011
11/15/2031	5.500%	1,175,000	1,277,037
11/15/2041	5.750%	5,655,000	6,117,522
Parkview Health System
Series 2009A
05/01/2031	5.750%	6,500,000	6,962,345
Indianapolis Airport Authority(d),(e)
Revenue Bonds
Special Facilities-United Air Lines Project
Series 1995A AMT
11/15/2031	0.000%	1,022,832	2,148
Total			29,769,505
Iowa 0.4%
Iowa Finance Authority
Refunding Revenue Bonds
Sunrise Retirement Community
Series 2012
09/01/2032	5.500%	1,500,000	1,521,810
09/01/2037	5.500%	2,500,000	2,528,550
09/01/2043	5.750%	2,630,000	2,676,157
Iowa Student Loan Liquidity Corp.(d)
Revenue Bonds
Senior Series 2011A-2 AMT
12/01/2026	5.600%	4,050,000	4,354,276
12/01/2027	5.700%	2,785,000	2,976,329
Total			14,057,122

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas 1.1%
City of Overland Park
Revenue Bonds
Prairiefire Lionsgate Project
Series 2012
12/15/2029	5.250%	11,000,000	9,374,970
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	29,000,000	32,669,370
Total			42,044,340
Kentucky 1.6%
Kentucky Economic Development Finance Authority
Prerefunded 06/01/20 Revenue Bonds
Owensboro Medical Health System
Series 2010A
03/01/2045	6.500%	14,550,000	16,728,280
Series 2010B
03/01/2040	6.375%	5,800,000	6,648,134
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2041	5.000%	1,750,000	1,914,868
Revenue Bonds
Louisville Arena
Subordinated Series 2008A-1 (AGM)
12/01/2033	6.000%	3,200,000	3,270,016
12/01/2038	6.000%	2,850,000	2,909,508
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2042	5.000%	6,600,000	7,355,502
Louisville/Jefferson County Metropolitan Government
Refunding Revenue Bonds
Norton Healthcare, Inc.
Series 2016
10/01/2035	4.000%	18,000,000	18,699,840
Paducah Electric Plant Board
Refunding Revenue Bonds
Series 2016A (AGM)
10/01/2033	5.000%	2,045,000	2,330,134
Total			59,856,282
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 3.5%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	6,250,000	7,096,875
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation
Series 2016
05/15/2035	4.000%	2,500,000	2,576,575
05/15/2041	4.000%	2,500,000	2,553,850
05/15/2047	5.000%	1,200,000	1,328,304
Ochsner Clinic Foundation Project
Series 2017
05/15/2036	5.000%	1,750,000	1,990,783
05/15/2046	5.000%	15,000,000	16,824,000
Louisiana Public Facilities Authority(d)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013 AMT
07/01/2036	6.500%	19,230,000	21,270,495
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car
Series 2009A
01/01/2030	6.250%	5,250,000	5,556,233
01/01/2040	6.500%	20,400,000	21,731,916
New Orleans Aviation Board(d)
Revenue Bonds
General Airport-North Terminal
Series 2017B AMT
01/01/2048	5.000%	3,725,000	4,224,187
Series 2015B AMT
01/01/2045	5.000%	21,150,000	23,483,056
Parish of St. Charles
Revenue Bonds
Valero Energy Corp.
Series 2010
12/01/2040	4.000%	7,900,000	8,389,642
Parish of St. John the Baptist
Revenue Bonds
Marathon Oil Corp.
Series 2007A
06/01/2037	5.125%	14,600,000	14,626,718
Total			131,652,634

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 1.1%
City of Brunswick
Special Tax Bonds
Brunswick Crossing Special Taxing
Series 2006
07/01/2036	5.500%	6,404,000	6,404,576
Maryland Economic Development Corp.
Refunding Revenue Bonds
CNX Marine Terminals, Inc.
Series 2010
09/01/2025	5.750%	2,000,000	2,022,300
Revenue Bonds
Salisbury University Project
Series 2012
06/01/2030	5.000%	400,000	427,000
Towson University Project
Senior Series 2012
07/01/2029	5.000%	650,000	709,007
Maryland Economic Development Corp.(d)
Revenue Bonds
Purple Line Light Rail Project
Series 2016 AMT
03/31/2046	5.000%	2,700,000	3,015,117
03/31/2051	5.000%	2,200,000	2,434,938
Maryland Health & Higher Educational Facilities Authority
Prerefunded 07/01/19 Revenue Bonds
Anne Arundel Health System
Series 2009A
07/01/2039	6.750%	5,000,000	5,545,400
Refunding Revenue Bonds
Mercy Medical Center
Series 2016A
07/01/2042	4.000%	5,250,000	5,316,728
Meritus Medical Center Issue
Series 2015
07/01/2045	5.000%	3,000,000	3,278,340
Western Maryland Health System
Series 2014
07/01/2034	5.250%	6,885,000	7,772,545
Resolution Trust Corp.
Pass-Through Certificates
Series 1993A
12/01/2017	8.500%	6,615,222	6,617,670
Total			43,543,621
Massachusetts 3.3%
Berkshire Wind Power Cooperative Corp.
Revenue Bonds
Series 2010-1
07/01/2030	5.250%	1,000,000	1,076,280
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	4,500,000	5,725,980
01/01/2030	5.500%	2,500,000	3,215,925
Massachusetts Bay Transportation Authority
Revenue Bonds
Senior Series 2005B (NPFGC)
07/01/2026	5.500%	1,500,000	1,932,480
Senior Series 2008B
07/01/2027	5.250%	710,000	902,360
Unrefunded Revenue Bonds
General Transportation
Series 1991 (NPFGC)
03/01/2021	7.000%	625,000	707,862
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2030	5.250%	1,000,000	1,281,920
Massachusetts Development Finance Agency
Prerefunded 07/01/19 Revenue Bonds
Suffolk University
Series 2009
07/01/2030	6.250%	640,000	703,366
Prerefunded 07/01/22 Revenue Bonds
Boston Medical Center
Series 2012
07/01/2029	5.000%	80,000	94,034
Prerefunded 11/15/18 Revenue Bonds
Harvard University
Series 2009A
11/15/2036	5.500%	755,000	799,771
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2041	5.200%	1,145,000	1,146,145
South Shore Hospital
Series 2016I
07/01/2036	4.000%	1,250,000	1,291,675
Revenue Bonds
Adventcare Project
Series 2007A
10/15/2028	6.650%	5,000,000	5,020,800
Boston College
Series 2009Q-2
07/01/2029	5.000%	10,000	10,744
Evergreen Center, Inc.
Series 2005
01/01/2035	5.500%	750,000	750,660

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foxborough Regional Charter School
Series 2010A
07/01/2042	7.000%	1,000,000	1,097,660
Partners Healthcare
Series 2012L
07/01/2036	5.000%	1,000,000	1,110,860
UMass Boston Student Housing Project
Series 2016
10/01/2048	5.000%	4,500,000	4,914,450
WGBH Educational Foundation
Series 2002A (AMBAC)
01/01/2042	5.750%	2,000,000	2,750,740
Unrefunded Revenue Bonds
Boston Medical Center
Series 2012
07/01/2029	5.000%	425,000	467,764
Suffolk University
Series 2009
07/01/2030	6.250%	360,000	392,328
Massachusetts Development Finance Agency(f)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	767,588	18,077
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B AMT
07/01/2046	4.250%	4,500,000	4,529,790
Series 2016J AMT
07/01/2033	3.500%	5,665,000	5,552,890
Revenue Bonds
Education Loan
Series 2014-I AMT
01/01/2025	5.000%	12,450,000	14,380,746
01/01/2027	5.000%	3,000,000	3,419,790
Issue I
Series 2010B AMT
01/01/2031	5.700%	4,445,000	4,686,452
Series 2008H (AGM) AMT
01/01/2030	6.350%	3,255,000	3,405,837
Series 2011J AMT
07/01/2033	5.625%	1,155,000	1,246,695
Series 2012J AMT
07/01/2025	4.625%	3,770,000	3,970,866
07/01/2028	4.900%	495,000	517,636
Massachusetts Educational Financing Authority
Revenue Bonds
Series 2009I
01/01/2028	6.000%	385,000	407,592
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority
Prerefunded 10/15/19 Revenue Bonds
Springfield College
Series 2010
10/15/2040	5.625%	4,500,000	4,956,030
Revenue Bonds
Massachusetts Eye & Ear Infirmary
Series 2010C
07/01/2035	5.375%	1,000,000	1,072,190
Milford Regional Medical Center
Series 2007E
07/15/2022	5.000%	1,250,000	1,253,450
07/15/2037	5.000%	500,000	501,060
Partners Healthcare
Series 2010J-1
07/01/2034	5.000%	11,400,000	12,162,204
Tufts University
Series 2009M
02/15/2028	5.500%	1,000,000	1,298,110
Massachusetts Housing Finance Agency(d)
Revenue Bonds
Housing
Series 2011A AMT
12/01/2036	5.250%	905,000	943,372
Series 2010C AMT
12/01/2030	5.000%	675,000	700,839
Massachusetts Port Authority(d)
Revenue Bonds
Bosfuel Project
Series 2007 (NPFGC) AMT
07/01/2032	5.000%	2,000,000	2,004,620
Series 2016B AMT
07/01/2046	4.000%	13,000,000	13,413,400
Massachusetts State College Building Authority(f)
Revenue Bonds
Capital Appreciation
Senior Series 1999A Escrowed to Maturity (NPFGC)
05/01/2023	0.000%	3,000,000	2,727,510
Massachusetts Water Resources Authority
Revenue Bonds
Series 1992A Escrowed to Maturity
07/15/2019	6.500%	1,410,000	1,497,025
Metropolitan Boston Transit Parking Corp.
Revenue Bonds
Series 2011
07/01/2036	5.250%	3,000,000	3,396,390
Total			123,456,375

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 4.3%
Allen Academy(e)
Refunding Revenue Bonds
Public School Academy
Series 2013
06/01/2022	0.000%	2,000,000	699,960
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	11,925,000	13,252,252
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2036	5.000%	4,105,000	4,399,862
07/01/2041	5.250%	8,765,000	9,518,790
Unrefunded Revenue Bonds
Senior Lien
Series 2003A (NPFGC)
07/01/2034	5.000%	5,000	5,013
Grand Traverse Academy
Refunding Revenue Bonds
Series 2007
11/01/2017	5.000%	390,000	391,700
11/01/2022	5.000%	750,000	751,103
11/01/2032	4.750%	1,170,000	1,117,315
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	1,200,000	1,318,980
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	15,385,000	17,027,349
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	24,420,000	24,664,688
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	1,070,000	1,198,496
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	16,760,000	18,789,468
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	7,095,000	7,835,434
07/01/2035	5.000%	4,830,000	5,323,529
Senior Lien - Great Lakes Water Authority
Series 2014C-1
07/01/2044	5.000%	2,000,000	2,173,900
Michigan Finance Authority(d)
Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-2 AMT
07/01/2044	5.000%	1,500,000	1,602,870
Michigan Strategic Fund
Refunding Revenue Bonds
Collateral Detroit Fund-Pollution
Series 1991BB (AMBAC)
05/01/2021	7.000%	2,505,000	2,986,286
Paw Paw Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Board Loan Fund)
05/01/2025	5.000%	1,020,000	1,208,741
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2039	5.000%	9,425,000	10,483,805
St. Johns Public Schools
Unlimited General Obligation Refunding Bonds
Series 1998 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.100%	1,790,000	2,120,130
Wayne County Airport Authority(d)
Refunding Revenue Bonds
Series 2015F AMT
12/01/2033	5.000%	11,495,000	13,033,491
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	21,445,000	24,047,994
Williamston Community School District
Unlimited General Obligation Bonds
Series 1996 (NPFGC) (Qualified School Bond Loan Fund)
05/01/2025	5.500%	810,000	926,567
Total			164,877,723
Minnesota 3.3%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	11,775,000	12,237,757

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	4,000,000	4,004,880
City of Minneapolis
Prerefunded 11/15/18 Revenue Bonds
Fairview Health Services
Series 2008A
11/15/2032	6.750%	7,500,000	8,054,775
City of St. Louis Park
Prerefunded 07/01/19 Revenue Bonds
Park Nicollet Health Services
Series 2009
07/01/2039	5.750%	16,825,000	18,344,970
County of Meeker
Revenue Bonds
Hospital Facilities Memorial Hospital Project
Series 2007
11/01/2037	5.750%	1,750,000	1,760,133
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2030	5.000%	900,000	998,838
11/15/2040	5.000%	935,000	1,008,566
Perham Hospital District
Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2035	6.350%	4,000,000	4,205,280
03/01/2040	6.500%	2,800,000	2,950,360
Southern Minnesota Municipal Power Agency(f)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2022	0.000%	27,500,000	25,541,175
01/01/2023	0.000%	26,500,000	24,061,735
01/01/2025	0.000%	17,500,000	14,977,200
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	7,135,000	6,781,247
Total			124,926,916
Mississippi 0.4%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	2,470,000	2,874,586
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Medical Center Educational Building Corp.
Refunding Revenue Bonds
University of Mississippi Medical Center
Series 1998B (AMBAC)
12/01/2023	5.500%	5,300,000	5,981,951
Mississippi Business Finance Corp.
Revenue Bonds
Series 2009A
05/01/2024	4.700%	4,920,000	5,166,640
Total			14,023,177
Missouri 1.9%
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2025	6.000%	1,015,000	1,034,589
11/01/2039	6.875%	1,500,000	1,546,440
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Senior Series 2010
02/01/2042	5.500%	2,000,000	2,110,180
Series 2011
02/01/2031	5.750%	1,730,000	1,913,017
02/01/2041	6.000%	2,600,000	2,861,872
Series 2014
02/01/2035	5.000%	7,350,000	7,932,781
02/01/2044	5.000%	12,725,000	13,551,998
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights
Series 2010A
05/15/2039	8.250%	12,000,000	14,311,440
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,205,000	2,327,466
05/15/2042	5.250%	2,290,000	2,409,790
Missouri Development Finance Board(d)
Revenue Bonds
Procter & Gamble Paper Products
Series 1999 AMT
03/15/2029	5.200%	6,385,000	7,817,858
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	10,000,000	10,423,100

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority
Revenue Bonds
Friendship Village Sunset Hills
Series 2013A
09/01/2033	5.500%	2,750,000	3,088,965
Total			71,329,496
Montana 0.0%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	1,080,000	1,120,068
Nebraska 1.3%
Douglas County Hospital Authority No. 2
Revenue Bonds
Health Facilities-Immanuel Obligation Group
Series 2010
01/01/2040	5.625%	875,000	930,869
Madonna Rehabilitation Hospital
Series 2014
05/15/2028	5.000%	2,025,000	2,268,587
05/15/2029	5.000%	2,125,000	2,366,825
05/15/2030	5.000%	2,000,000	2,214,360
05/15/2036	5.000%	1,000,000	1,084,230
05/15/2044	5.000%	6,400,000	6,871,232
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2045	5.000%	12,500,000	13,861,250
Madison County Hospital Authority No. 1
Revenue Bonds
Faith Regional Health Services Project
Series 2008A-1
07/01/2033	6.000%	11,500,000	12,094,665
Nebraska Elementary & Secondary School Finance Authority
Revenue Bonds
Boys Town Project
Series 2008
09/01/2028	4.750%	6,800,000	7,055,204
Total			48,747,222
Nevada 0.7%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,500,000	2,693,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Sparks(c)
Tax Anticipation Revenue Bonds
Senior Sales
Series 2008A
06/15/2028	6.750%	2,000,000	2,044,320
County of Clark Department of Aviation
Revenue Bonds
Las Vegas-McCarran International Airport
Series 2010A
07/01/2034	5.125%	18,750,000	20,431,875
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Republic Services, Inc. Project
Series 2003 AMT
12/01/2026	5.625%	2,000,000	2,063,100
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	1,025,000	1,046,023
Total			28,279,018
New Hampshire 0.2%
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	3,150,000	3,496,784
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2037	6.125%	1,750,000	1,773,240
07/01/2042	6.250%	1,000,000	1,013,200
Total			6,283,224
New Jersey 2.9%
Middlesex County Improvement Authority(e)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,500,000	43,740
Subordinated Revenue Bonds
Heldrich Center Hotel
Series 2005B
01/01/2037	0.000%	4,000,000	42,000
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction
Series 2005N-1 (AGM)
09/01/2025	5.500%	14,500,000	17,457,420

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005N-1 (NPFGC)
09/01/2027	5.500%	5,000,000	5,899,200
Revenue Bonds
Lions Gate Project
Series 2014
01/01/2034	5.000%	1,000,000	1,028,680
01/01/2044	5.250%	2,000,000	2,069,200
MSU Student Housing Project-Provident
Series 2010
06/01/2031	5.750%	4,350,000	4,704,438
06/01/2042	5.875%	14,500,000	15,646,080
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	7,200,000	7,681,680
Series 2015WW
06/15/2040	5.250%	2,750,000	2,911,480
New Jersey Economic Development Authority(d)
Revenue Bonds
Continental Airlines, Inc. Project
Series 1999 AMT
09/15/2023	5.125%	5,000,000	5,407,900
09/15/2029	5.250%	2,500,000	2,721,100
New Jersey Health Care Facilities Financing Authority
Prerefunded 07/01/18 Revenue Bonds
St. Josephs Healthcare Systems
Series 2008
07/01/2038	6.625%	4,000,000	4,209,480
Revenue Bonds
Virtua Health
Series 2009
07/01/2033	5.750%	750,000	813,187
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation Program
Series 2015AA
06/15/2045	5.000%	10,000,000	10,267,800
Transportation System
Series 2011B
06/15/2031	5.500%	7,250,000	7,606,990
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2005A (AGM)
01/01/2030	5.250%	2,000,000	2,537,380
Revenue Bonds
Series 2004C-2 (AMBAC)
01/01/2025	5.500%	2,500,000	3,075,125
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Union County Utilities Authority(d)
Refunding Revenue Bonds
Covanta Union
Series 2011 AMT
12/01/2031	5.250%	15,000,000	16,747,200
Total			110,870,080
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council
Prerefunded 08/01/18 Revenue Bonds
Presbyterian Healthcare Services
Series 2008
08/01/2032	6.375%	5,920,000	6,236,661
08/01/2032	6.375%	2,730,000	2,876,027
Prerefunded 08/01/19 Revenue Bonds
Presbyterian Healthcare Services
Series 2009
08/01/2039	5.000%	6,500,000	7,007,065
Total			16,119,753
New York 3.1%
Brooklyn Arena Local Development Corp.
Prerefunded 01/15/20 Revenue Bonds
Barclays Center Project
Series 2009
07/15/2030	6.000%	6,500,000	7,297,940
Build NYC Resource Corp.(c),(d)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014 AMT
01/01/2025	4.500%	500,000	530,320
Long Island Power Authority
Prerefunded 05/01/19 Revenue Bonds
Series 2008A
05/01/2033	6.000%	2,725,000	2,963,056
New York City Industrial Development Agency
Revenue Bonds
Pilot-Yankee Stadium-Payment I
Series 2006I (FGIC)
03/01/2046	5.000%	2,000,000	2,011,660
New York City Transitional Finance Authority Building Aid
Revenue Bonds
Fiscal 2009
Series 2009S-4
01/15/2025	5.125%	2,000,000	2,118,220
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	1,860,000	1,959,640

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Prerefunded 12/01/18 Revenue Bonds
Orange Regional Medical Center
Series 2008
12/01/2029	6.125%	2,250,000	2,405,273
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2018	5.750%	1,215,000	1,267,743
07/01/2020	6.000%	13,350,000	14,828,779
Independent School District-Educational Housing Services
Series 2005 (AMBAC)
07/01/2030	5.250%	3,000,000	3,658,920
New York Transportation Development Corp.(d)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment
Series 2016 AMT
07/01/2041	4.000%	10,000,000	9,923,600
Laguardia Airport Terminal B Redevelopment Project
Series 2016 AMT
01/01/2050	5.250%	7,500,000	8,226,000
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	7,000,000	6,858,600
Port Authority of New York & New Jersey(d)
Revenue Bonds
5th Installment-Special Project
Series 1996-4 AMT
10/01/2019	6.750%	3,200,000	3,253,952
JFK International Air Terminal Special Project
Series 1997 (NPFGC) AMT
12/01/2022	5.750%	6,500,000	6,577,090
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2036	6.000%	7,000,000	7,865,340
Suffolk County Industrial Development Agency(d)
Revenue Bonds
Nissequogue Cogen Partners Facility
Series 1998 AMT
01/01/2023	5.500%	5,420,000	5,420,325
Triborough Bridge & Tunnel Authority
Revenue Bonds
General Purpose
Series 1992Y Escrowed to Maturity
01/01/2021	6.125%	11,000,000	12,125,410
Ulster County Capital Resource Corp.(c),(f)
Refunding Revenue Bonds
Alliance Senior Living Co.
Series 2014A
09/15/2044	0.000%	545,000	484,080
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Capital Resource Corp.(c)
Refunding Revenue Bonds
Alliance Senior Living Co.
Series 2014B
09/15/2044	7.000%	2,765,000	2,811,093
Ulster County Industrial Development Agency
Revenue Bonds
Series 2007A
09/15/2037	6.000%	2,900,000	2,900,058
09/15/2042	6.000%	7,000,000	7,001,610
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2046	5.000%	4,000,000	4,378,480
Total			116,867,189
North Carolina 0.6%
Durham Housing Authority(d)
Revenue Bonds
Magnolia Pointe Apartments
Series 2005 AMT
02/01/2038	5.650%	3,035,052	3,108,561
North Carolina Department of Transportation(d)
Revenue Bonds
I-77 Hot Lanes Project
Series 2015 AMT
06/30/2054	5.000%	10,000,000	10,598,700
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/19 Revenue Bonds
Series 2009A
01/01/2026	5.500%	300,000	319,248
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/2026	6.000%	1,940,000	2,336,594
North Carolina Medical Care Commission
Prerefunded 11/01/18 Revenue Bonds
1st Mortgage-Deerfield Episcopal
Series 2008A
11/01/2033	6.000%	4,060,000	4,314,805
Revenue Bonds
Health Care Housing-Arc Projects
Series 2004A
10/01/2034	5.800%	1,400,000	1,403,136
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2030	0.000%	445,000	260,828
07/01/2034	0.000%	1,135,000	522,282
Total			22,864,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.3%
County of McLean
Revenue Bonds
Great River Energy
Series 2010B
07/01/2040	5.150%	7,900,000	8,323,282
County of Ward
Revenue Bonds
Trinity Obligated Group
Series 2006
07/01/2029	5.125%	4,490,000	4,501,045
Total			12,824,327
Ohio 1.6%
American Municipal Power, Inc.
Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2037	5.000%	13,220,000	14,629,649
Greenup Hydroelectric Project
Series 2016A
02/15/2036	4.000%	500,000	522,445
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	4,000,000	3,768,080
City of Lakewood Water System
Revenue Bonds
Mortgage
Series 1995 (AMBAC)
07/01/2020	5.850%	670,000	722,468
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	2,380,000	2,583,252
08/01/2041	5.250%	6,900,000	7,451,379
Cleveland Department of Public Utilities Division of Public Power
Revenue Bonds
Series 2008B-1 (NPFGC)
11/15/2028	5.000%	500,000	515,010
Cleveland Department of Public Utilities Division of Water
Refunding Revenue Bonds
1st Mortgage
Series 1993G (NPFGC)
01/01/2021	5.500%	2,790,000	3,018,975
Ohio Higher Educational Facility Commission
Revenue Bonds
University of Dayton Project
Series 2009
12/01/2024	5.500%	3,000,000	3,176,520
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2026	5.500%	3,000,000	3,795,480
State of Ohio(d)
Revenue Bonds
Portsmouth Bypass Project
Series 2015 AMT
06/30/2053	5.000%	9,835,000	10,683,269
Toledo-Lucas County Port Authority
Refunding Revenue Bonds
CSX Transportation, Inc. Project
Series 1992
12/15/2021	6.450%	3,950,000	4,725,029
Revenue Bonds
University of Toledo Project
Series 2014
07/01/2046	5.000%	5,000,000	5,246,950
Special Assessment Bonds
Town Square - Levis Commons Project
Series 2016
11/01/2036	5.400%	1,280,518	1,280,390
Toledo-Lucas County Port Authority(f)
Special Assessment Bonds
Town Square - Levis Commons Project
Series 2016
11/01/2036	0.000%	510,206	5
Total			62,118,901
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2045	5.250%	2,000,000	2,184,260
Oregon 0.4%
City of Forest Grove
Refunding Revenue Bonds
Campus Improvement Pacific University Project
Series 2014
05/01/2040	5.000%	1,500,000	1,596,240
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	3,225,000	3,458,264
Oregon Health & Science University
Prerefunded 06/01/19 Revenue Bonds
Series 2009A
07/01/2039	5.750%	4,500,000	4,907,430

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B AMT
07/01/2033	5.000%	1,000,000	1,170,140
07/01/2034	5.000%	1,355,000	1,579,483
07/01/2042	5.000%	2,000,000	2,294,160
Total			15,005,717
Pennsylvania 5.0%
Butler County Hospital Authority
Prerefunded 07/01/19 Revenue Bonds
Butler Health Systems Project
Series 2009
07/01/2039	7.250%	7,000,000	7,805,630
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	8,840,000	9,573,190
Dauphin County Industrial Development Authority(d)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A AMT
06/01/2024	6.900%	3,400,000	4,258,330
Delaware Valley Regional Finance Authority
Revenue Bonds
Series 1997C (AMBAC)
07/01/2027	7.750%	1,000,000	1,409,560
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	11,150,000	11,988,591
Pennsylvania Convention Center Authority
Revenue Bonds
Series 1989A Escrowed to Maturity (FGIC)
09/01/2019	6.000%	9,610,000	10,118,946
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	1,625,000	1,815,548
06/30/2042	5.000%	29,375,000	32,629,162
Proctor & Gamble Paper Project
Series 2001 AMT
03/01/2031	5.375%	1,000,000	1,251,250
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	5,325,000	5,656,215
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Series 2015A-1
12/01/2045	5.250%	25,295,000	28,842,118
Series 2016A-1
12/01/2046	5.000%	10,000,000	11,060,400
Revenue Bonds
Series 2014B
12/01/2044	5.250%	10,000,000	11,253,500
Subordinated Series 2017B-1
06/01/2042	5.000%	15,000,000	16,857,600
Subordinated Revenue Bonds
Series 2014A-1
12/01/2043	5.000%	16,940,000	18,697,017
Philadelphia Authority for Industrial Development
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	5,475,000	6,366,713
Philadelphia Municipal Authority
Prerefunded 04/01/19 Revenue Bonds
Lease
Series 2009
04/01/2034	6.500%	2,500,000	2,727,975
Washington County Industrial Development Authority
Revenue Bonds
Washington Jefferson College
Series 2010
11/01/2036	5.000%	4,850,000	5,251,337
Westmoreland County Municipal Authority(f)
Revenue Bonds
Capital Appreciation
Series 1999A (NPFGC)
08/15/2022	0.000%	2,000,000	1,815,660
Total			189,378,742
Puerto Rico 0.3%
Puerto Rico Electric Power Authority(h)
Refunding Revenue Bonds
Series 2007UU (AGM)
07/01/2023	5.000%	1,000,000	1,001,880
Revenue Bonds
Series 2003NN (NPFGC)
07/01/2021	5.250%	3,500,000	3,748,745
Puerto Rico Highway & Transportation Authority(h)
Refunding Revenue Bonds
Series 2003AA (NPFGC)
07/01/2020	5.500%	180,000	192,213

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Public Finance Corp.(h)
Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	450,000	564,494
Unrefunded Revenue Bonds
Commonwealth Appropriation
Series 2002E Escrowed to Maturity
08/01/2026	6.000%	2,470,000	3,174,197
Series 2002E Escrowed to Maturity (AMBAC)
08/01/2027	5.500%	1,050,000	1,317,151
Total			9,998,680
South Carolina 1.5%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,250,000	1,450,525
Unrefunded Revenue Bonds
Series 1993 (NPFGC)
01/01/2025	5.375%	11,180,000	13,338,523
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2023	5.750%	985,000	1,044,199
11/01/2033	7.000%	910,000	1,007,215
11/01/2045	7.250%	3,935,000	4,391,499
South Carolina Ports Authority(d)
Revenue Bonds
Series 2015 AMT
07/01/2050	5.250%	13,675,000	15,377,264
South Carolina Public Service Authority
Prerefunded 01/01/19 Revenue Bonds
Series 2008A
01/01/2028	5.375%	10,000	10,624
Refunding Revenue Bonds
Series 2016B
12/01/2056	5.000%	12,000,000	13,198,560
Revenue Bonds
Series 2015E
12/01/2055	5.250%	5,415,000	6,055,324
Total			55,873,733
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.3%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2035	5.000%	2,500,000	2,851,150
11/01/2045	5.000%	6,920,000	7,763,271
Total			10,614,421
Tennessee 0.3%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2032	5.000%	1,300,000	1,426,763
10/01/2035	5.000%	645,000	701,231
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	6,800,000	7,630,620
Series 2017A
07/01/2048	5.000%	1,665,000	1,879,053
Total			11,637,667
Texas 10.2%
Bexar County Health Facilities Development Corp.
Prerefunded 07/01/20 Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	1,155,000	1,313,223
Army Retirement Residence Project
Series 2010
07/01/2045	6.200%	7,200,000	8,253,288
Unrefunded Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	215,000	234,114
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	13,450,000	14,831,584
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	8,620,000	10,007,217

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Senior Lien
Series 2013A
01/01/2033	5.000%	2,700,000	2,977,992
Series 2016
01/01/2046	5.000%	9,835,000	11,070,079
Revenue Bonds
Senior Lien
Series 2015A
01/01/2045	5.000%	3,000,000	3,357,120
Central Texas Regional Mobility Authority(f)
Revenue Bonds
Capital Appreciation
Series 2010
01/01/2025	0.000%	2,000,000	1,620,400
Central Texas Turnpike System
Refunding Revenue Bonds
1st Tier
Series 2012A
08/15/2041	5.000%	16,075,000	17,950,309
Subordinated Series 2015C
08/15/2042	5.000%	14,730,000	16,389,040
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2037	5.000%	10,000,000	11,186,400
City of Austin Airport System(d)
Revenue Bonds
Series 2017B AMT
11/15/2041	5.000%	1,000,000	1,135,860
11/15/2046	5.000%	3,000,000	3,392,190
City of Houston Airport System
Refunding Revenue Bonds
Senior Lien
Series 2009A
07/01/2034	5.500%	10,500,000	10,927,560
City of Houston Airport System(d)
Refunding Revenue Bonds
Special Facilities-United Airlines
Series 2011A AMT
07/15/2030	6.500%	5,555,000	6,148,218
United Airlines, Inc.
Series 2014 AMT
07/01/2029	5.000%	4,000,000	4,298,240
Subordinated Refunding Revenue Bonds
Lien
Series 2012A AMT
07/01/2031	5.000%	5,000,000	5,511,550
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2011
08/15/2041	5.750%	2,000,000	2,161,040
Series 2012
08/15/2032	5.000%	2,165,000	2,302,478
08/15/2042	5.000%	5,575,000	5,853,025
Series 2013
08/15/2033	6.000%	990,000	1,141,104
International Leadership
Series 2015
08/15/2038	5.750%	5,810,000	6,115,025
International Leadership of Texas
Series 2015
08/15/2045	5.750%	10,500,000	11,252,535
Series 2015A
12/01/2035	5.000%	2,200,000	2,386,604
12/01/2045	5.000%	1,100,000	1,179,409
Dallas Love Field(d)
Revenue Bonds
Series 2017 AMT
11/01/2034	5.000%	750,000	863,805
11/01/2035	5.000%	1,000,000	1,149,130
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2012B
11/01/2035	5.000%	10,000,000	11,091,800
Dallas/Fort Worth International Airport(d)
Refunding Revenue Bonds
Series 2014A AMT
11/01/2032	5.000%	3,400,000	3,799,126
Deaf Smith County Hospital District
Limited General Obligation Bonds
Series 2010A
03/01/2040	6.500%	4,000,000	4,372,520
Harris County Health Facilities Development Corp.
Prerefunded 12/01/18 Revenue Bonds
Memorial Hermann Healthcare System
Series 2008B
12/01/2035	7.250%	8,800,000	9,536,912
Revenue Bonds
St. Luke’s Episcopal Hospital Project
Series 1991 Escrowed to Maturity
02/15/2021	6.750%	1,620,000	1,739,945
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Harmony Public Schools
Series 2011A
05/15/2041	6.875%	4,045,000	4,896,149

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
La Vernia Higher Education Finance Corp.
Prerefunded 08/15/19 Revenue Bonds
Kipp, Inc.
Series 2009A
08/15/2044	6.375%	7,500,000	8,296,725
Matagorda County Navigation District No. 1
Refunding Revenue Bonds
Central Power & Light Co. Project
Series 2001A
11/01/2029	6.300%	2,800,000	3,106,796
Mission Economic Development Corp(d)
Revenue Bonds
Dallas Clean Energy McCommas
Series 2011 AMT
12/01/2024	6.875%	15,000,000	15,161,550
Mission Economic Development Corp.(c),(d)
Revenue Bonds
Senior Lien - Natgasoline Project
Series 2016 AMT
10/01/2031	5.750%	500,000	523,545
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2031	4.000%	1,000,000	1,025,640
07/01/2046	5.000%	4,600,000	4,942,010
07/01/2051	4.750%	2,715,000	2,833,238
Collegiate Housing College Station
Series 2014
04/01/2046	5.000%	7,250,000	7,635,483
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,995,000	3,180,750
NCCD-College Station Properties LLC
Series 2015A
07/01/2047	5.000%	25,860,000	27,445,994
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	940,000	944,756
North Texas Tollway Authority
Refunding Revenue Bonds
1st Tier
Series 2009C
01/01/2044	5.250%	5,000,000	5,234,400
Series 2011
01/01/2038	5.000%	5,500,000	5,923,170
Series 2012B
01/01/2042	5.000%	12,845,000	14,066,945
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
2nd Tier
Series 2015A
01/01/2038	5.000%	9,230,000	10,495,156
Series 2016A
01/01/2039	5.000%	2,500,000	2,871,425
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	390,000	396,517
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2034	7.500%	2,000,000	2,264,360
11/15/2044	7.750%	2,800,000	3,184,776
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2040	6.700%	2,700,000	3,150,603
Sanger Industrial Development Corp.(c),(d),(e)
Revenue Bonds
Texas Pellets Project
Series 2012B AMT
07/01/2038	8.000%	34,645,000	9,787,213
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2044	5.000%	2,500,000	2,646,325
10/01/2049	5.000%	1,870,000	1,972,457
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	3,665,000	3,916,199
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	4,000,000	4,309,160
Texas City Industrial Development Corp.
Refunding Revenue Bonds
Arco Pipe Line Co. Project
Series 1990
10/01/2020	7.375%	2,000,000	2,349,080
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bonds
Series 2012
12/15/2029	5.000%	8,300,000	9,244,042
12/15/2032	5.000%	7,500,000	8,238,900

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2050	5.000%	7,750,000	8,463,930
12/31/2055	5.000%	13,250,000	14,423,552
Uptown Development Authority
Prerefunded 09/01/19 Tax Allocation Bonds
Infrastructure Improvement Facilities
Series 2009
09/01/2029	5.500%	500,000	545,980
Total			389,025,668
Utah 0.5%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A AMT
07/01/2036	5.000%	4,000,000	4,644,480
07/01/2047	5.000%	11,500,000	13,162,670
Total			17,807,150
Virginia 0.8%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,500,000	3,941,875
07/01/2051	5.000%	2,700,000	3,025,377
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Senior Series 2012A
07/15/2047	5.000%	7,505,000	8,158,310
Fairfax County Industrial Development Authority
Refunding Revenue Bonds
Inova Health System Project
Series 1993
08/15/2023	5.000%	10,000,000	11,550,100
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare Obligation
Series 2014
06/15/2030	5.000%	1,000,000	1,117,240
06/15/2031	5.000%	800,000	889,736
06/15/2033	5.000%	500,000	552,510
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2026	6.625%	2,145,000	2,370,654
Total			31,605,802
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 2.0%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2027	5.000%	1,540,000	1,604,757
09/01/2032	5.250%	1,000,000	1,030,270
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,300,000	1,283,243
12/01/2045	6.250%	2,500,000	2,475,175
Port of Seattle(d),(g)
Refunding Revenue Bonds
Intermediate Lien
Series 2017 AMT
05/01/2036	5.000%	9,000,000	10,421,640
05/01/2042	5.000%	7,500,000	8,603,475
Snohomish County Public Utility District No. 1
Refunding Revenue Bonds
Generation System
Series 1986A Escrowed to Maturity
01/01/2020	5.000%	12,000,000	13,137,120
Washington Health Care Facilities Authority
Revenue Bonds
Overlake Hospital Medical Center
Series 2010
07/01/2030	5.500%	3,000,000	3,288,420
Washington Higher Education Facilities Authority
Prerefunded 10/01/19 Revenue Bonds
Whitworth University Project
Series 2009
10/01/2040	5.625%	4,685,000	5,138,086
Washington State Housing Finance Commission
Prerefunded 01/01/23 Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2028	5.000%	985,000	1,167,649
Refunding Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2032	6.500%	9,800,000	10,632,804
10/01/2047	6.750%	1,000,000	1,093,230
Presbyterian Retirement
Series 2013 Escrowed to Maturity
01/01/2023	5.000%	500,000	545,910
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	480,000	477,480
07/01/2035	6.750%	550,000	538,175
07/01/2045	7.000%	1,800,000	1,786,752

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	29

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Presbyterian Retirement
Series 2013
01/01/2023	5.000%	500,000	534,410
01/01/2028	5.000%	1,030,000	1,060,962
01/01/2033	5.000%	1,315,000	1,335,501
01/01/2043	5.250%	3,870,000	3,948,329
Washington State Housing Finance Commission(c)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	2,475,000	2,528,485
Skyline 1st Hill Project
Series 2015
01/01/2020	4.125%	375,000	374,820
01/01/2025	5.000%	770,000	769,353
01/01/2035	5.750%	575,000	574,028
01/01/2045	6.000%	2,325,000	2,320,210
Total			76,670,284
West Virginia 0.1%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	3,850,000	4,223,335
Wisconsin 3.4%
City of La Crosse(d)
Refunding Revenue Bonds
Northern States Power Co. Project
Series 1996 AMT
11/01/2021	6.000%	6,000,000	7,035,300
Monroe Redevelopment Authority
Prerefunded 02/15/19 Revenue Bonds
Monroe Clinic, Inc.
Series 2009
02/15/2039	5.875%	5,000,000	5,374,500
Public Finance Authority(d)
Refunding Revenue Bonds
Celanese Project
Series 2016B AMT
12/01/2025	5.000%	4,500,000	5,094,180
TRIPS Senior Obligation Group
Series 2012B AMT
07/01/2028	5.250%	4,000,000	4,317,280
07/01/2042	5.000%	2,000,000	2,077,100
Waste Management, Inc. Project
Series 2016 AMT
05/01/2027	2.875%	2,370,000	2,357,747
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	820,000	878,942
05/15/2047	5.250%	1,105,000	1,179,886
State of Wisconsin
Prerefunded 05/01/19 Revenue Bonds
Series 2009
05/01/2033	5.750%	1,675,000	1,814,293
Series 2009A
05/01/2033	5.750%	16,025,000	17,357,639
Wisconsin Health & Educational Facilities Authority
Prerefunded 02/15/19 Revenue Bonds
ProHealth Care, Inc. Obligation Group
Series 2009
02/15/2039	6.625%	25,150,000	27,319,187
Prerefunded 09/15/19 Revenue Bonds
St. John’s Community, Inc.
Series 2009A
09/15/2029	7.250%	1,000,000	1,130,200
09/15/2039	7.625%	1,000,000	1,138,060
Refunding Revenue Bonds
Ascension Health Credit Group
Series 2016
11/15/2046	4.000%	28,000,000	28,624,120
Revenue Bonds
Aurora Health Care, Inc.
Series 2010A
04/15/2039	5.625%	6,100,000	6,585,438
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	6,750,000	7,287,570
08/15/2034	5.250%	8,000,000	8,536,080
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	1,365,000	1,430,725
Total			129,538,247
Wyoming 0.2%
County of Campbell
Revenue Bonds
Basin Electric Power Cooperative
Series 2009A
07/15/2039	5.750%	7,900,000	8,450,314
Total Municipal Bonds (Cost $3,523,310,163)			3,727,496,705

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Money Market Funds 0.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.580%(i)	15,688,284	15,688,284
Total Money Market Funds (Cost $15,688,284)		15,688,284
Total Investments (Cost $3,583,078,447)		3,787,264,989
Other Assets & Liabilities, Net		16,434,617
Net Assets		$3,803,699,606
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Variable rate security.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $81,828,643, which represents 2.15% of net assets.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2017, the value of these securities amounted to $12,396,884, which represents 0.33% of net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2017, the value of these securities amounted to $24,393,708, which represents 0.64% of net assets.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	31

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	44,080,000	—	44,080,000
Municipal Bonds	—	3,727,496,705	—	3,727,496,705
Money Market Funds	15,688,284	—	—	15,688,284
Total Investments	15,688,284	3,771,576,705	—	3,787,264,989
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Tax-Exempt Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$3,583,078,447
Total investments, at cost	3,583,078,447
Investments, at value
Unaffiliated issuers, at value	3,787,264,989
Total investments, at value	3,787,264,989
Cash	6,627,365
Receivable for:
Investments sold	5,935,146
Capital shares sold	12,046,915
Regulatory settlements (Note 6)	1,138,577
Interest	38,391,428
Prepaid expenses	29,041
Trustees’ deferred compensation plan	429,906
Other assets	10,033
Total assets	3,851,873,400
Liabilities
Payable for:
Investments purchased	3,780,000
Investments purchased on a delayed delivery basis	23,810,765
Capital shares purchased	6,693,418
Distributions to shareholders	12,803,348
Management services fees	135,606
Distribution and/or service fees	54,651
Transfer agent fees	194,327
Compensation of board members	38,827
Compensation of chief compliance officer	163
Other expenses	232,783
Trustees’ deferred compensation plan	429,906
Total liabilities	48,173,794
Net assets applicable to outstanding capital stock	$3,803,699,606
Represented by
Paid in capital	3,606,055,748
Undistributed net investment income	23,607,913
Accumulated net realized loss	(30,150,597)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	204,186,542
Total - representing net assets applicable to outstanding capital stock	$3,803,699,606
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	33

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$2,882,268,305
Shares outstanding	211,895,273
Net asset value per share	$13.60
Maximum offering price per share(a)	$14.02
Class B
Net assets	$9,839
Shares outstanding	724
Net asset value per share	$13.59
Class C
Net assets	$105,080,672
Shares outstanding	7,728,396
Net asset value per share	$13.60
Class R4
Net assets	$6,996,811
Shares outstanding	514,507
Net asset value per share	$13.60
Class R5
Net assets	$1,990,445
Shares outstanding	146,350
Net asset value per share	$13.60
Class Y
Net assets	$71,190
Shares outstanding	5,219
Net asset value per share	$13.64
Class Z
Net assets	$807,282,344
Shares outstanding	59,340,171
Net asset value per share	$13.60

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Tax-Exempt Fund | Annual Report 2017

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$22,319
Interest	188,476,181
Total income	188,498,500
Expenses:
Management services fees	17,289,123
Distribution and/or service fees
Class A	6,155,287
Class B	6,496
Class C	1,089,503
Transfer agent fees
Class A	2,488,394
Class B	572
Class C	92,580
Class R4	6,515
Class R5	629
Class Y(a)	6
Class Z	643,724
Compensation of board members	99,235
Custodian fees	28,769
Printing and postage fees	161,675
Registration fees	142,004
Audit fees	38,815
Legal fees	109,118
Interest expense	147,775
Compensation of chief compliance officer	1,744
Other	(240,626)
Total expenses	28,261,338
Fees waived by distributor
Class C	(114,808)
Expense reduction	(4,040)
Total net expenses	28,142,490
Net investment income	160,356,010
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,378,927)
Futures contracts	(3,480,539)
Net realized loss	(15,859,466)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(185,401,413)
Net change in unrealized appreciation (depreciation)	(185,401,413)
Net realized and unrealized loss	(201,260,879)
Net decrease in net assets resulting from operations	$(40,904,869)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	35

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a)	Year Ended July 31, 2016
Operations
Net investment income	$160,356,010	$168,675,780
Net realized gain (loss)	(15,859,466)	40,827,132
Net change in unrealized appreciation (depreciation)	(185,401,413)	82,171,308
Net increase (decrease) in net assets resulting from operations	(40,904,869)	291,674,220
Distributions to shareholders
Net investment income
Class A	(121,531,849)	(131,973,218)
Class B	(21,849)	(48,212)
Class C	(3,788,765)	(3,643,444)
Class R4	(337,662)	(102,852)
Class R5	(42,704)	(32,702)
Class Y	(1,045)	—
Class Z	(33,163,934)	(33,486,512)
Total distributions to shareholders	(158,887,808)	(169,286,940)
Increase (decrease) in net assets from capital stock activity	(305,297,981)	91,507,214
Total increase (decrease) in net assets	(505,090,658)	213,894,494
Net assets at beginning of year	4,308,790,264	4,094,895,770
Net assets at end of year	$3,803,699,606	$4,308,790,264
Undistributed net investment income	$23,607,913	$21,617,895

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Tax-Exempt Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	8,485,284	116,278,227	13,438,078	188,427,421
Distributions reinvested	8,003,012	108,989,520	7,779,661	109,026,786
Redemptions	(39,274,938)	(531,821,040)	(20,509,344)	(287,199,931)
Net increase (decrease)	(22,786,642)	(306,553,293)	708,395	10,254,276
Class B(b)
Subscriptions	55	758	3,853	53,820
Distributions reinvested	1,471	20,070	2,826	39,509
Redemptions (c)	(74,515)	(1,011,236)	(80,574)	(1,124,452)
Net decrease	(72,989)	(990,408)	(73,895)	(1,031,123)
Class C
Subscriptions	1,166,247	16,064,610	2,043,579	28,662,997
Distributions reinvested	238,948	3,253,946	217,637	3,049,505
Redemptions	(2,103,212)	(28,526,604)	(1,009,055)	(14,139,204)
Net increase (decrease)	(698,017)	(9,208,048)	1,252,161	17,573,298
Class R4
Subscriptions	533,497	7,405,846	290,792	4,099,216
Distributions reinvested	24,763	336,873	7,283	102,413
Redemptions	(416,035)	(5,615,989)	(43,878)	(611,382)
Net increase	142,225	2,126,730	254,197	3,590,247
Class R5
Subscriptions	105,982	1,446,381	60,158	842,014
Distributions reinvested	3,104	42,280	2,301	32,258
Redemptions	(25,392)	(339,838)	(44,768)	(626,368)
Net increase	83,694	1,148,823	17,691	247,904
Class Y
Subscriptions	5,199	69,977	—	—
Distributions reinvested	64	871	—	—
Redemptions	(44)	(593)	—	—
Net increase	5,219	70,255	—	—
Class Z
Subscriptions	14,652,700	197,981,095	23,630,385	329,968,407
Distributions reinvested	788,153	10,730,328	660,466	9,257,482
Redemptions	(14,845,965)	(200,603,463)	(19,889,227)	(278,353,277)
Net increase	594,888	8,107,960	4,401,624	60,872,612
Total net increase (decrease)	(22,731,622)	(305,297,981)	6,560,173	91,507,214

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Tax-Exempt Fund | Annual Report 2017	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
7/31/2017	$14.25	0.55	(0.66)	(0.11)	(0.54)
7/31/2016	$13.84	0.56	0.41	0.97	(0.56)
7/31/2015	$13.82	0.59	0.02	0.61	(0.59)
7/31/2014	$13.38	0.60	0.43	1.03	(0.59)
7/31/2013	$14.27	0.57	(0.89)	(0.32)	(0.57)
Class B
7/31/2017	$14.24	0.45	(0.66)	(0.21)	(0.44)
7/31/2016	$13.83	0.46	0.41	0.87	(0.46)
7/31/2015	$13.81	0.48	0.02	0.50	(0.48)
7/31/2014	$13.37	0.50	0.43	0.93	(0.49)
7/31/2013	$14.26	0.46	(0.89)	(0.43)	(0.46)
Class C
7/31/2017	$14.24	0.46	(0.65)	(0.19)	(0.45)
7/31/2016	$13.84	0.47	0.40	0.87	(0.47)
7/31/2015	$13.82	0.51	0.01	0.52	(0.50)
7/31/2014	$13.37	0.54	0.44	0.98	(0.53)
7/31/2013	$14.26	0.49	(0.89)	(0.40)	(0.49)
Class R4
7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)
7/31/2016	$13.84	0.59	0.41	1.00	(0.59)
7/31/2015	$13.82	0.62	0.01	0.63	(0.61)
7/31/2014	$13.37	0.63	0.44	1.07	(0.62)
7/31/2013 (h)	$14.23	0.22	(0.86)	(0.64)	(0.22)
Class R5
7/31/2017	$14.25	0.58	(0.66)	(0.08)	(0.57)
7/31/2016	$13.84	0.60	0.41	1.01	(0.60)
7/31/2015	$13.82	0.63	0.01	0.64	(0.62)
7/31/2014 (j)	$13.27	0.41	0.54	0.95	(0.40)
Class Y
7/31/2017 (k)	$13.45	0.23	0.19 (l)	0.42	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.54)	—	$13.60	(0.70%)	0.72% (c),(d)	0.72% (c),(d),(e)	3.98%	13%	$2,882,268
(0.56)	—	$14.25	7.19%	0.76% (c)	0.76% (c),(e)	4.04%	14%	$3,344,274
(0.59)	0.00 (f)	$13.84	4.41% (g)	0.77% (c)	0.77% (c),(e)	4.21%	13%	$3,238,956
(0.59)	—	$13.82	7.89%	0.77% (c)	0.77% (c),(e)	4.44%	10%	$3,314,256
(0.57)	—	$13.38	(2.42%)	0.76% (c)	0.76% (c),(e)	4.02%	8%	$3,546,639

(0.44)	—	$13.59	(1.44%)	1.47% (c),(d)	1.47% (c),(d),(e)	3.23%	13%	$10
(0.46)	—	$14.24	6.39%	1.51% (c)	1.51% (c),(e)	3.30%	14%	$1,049
(0.48)	0.00 (f)	$13.83	3.63% (g)	1.52% (c)	1.52% (c),(e)	3.46%	13%	$2,041
(0.49)	—	$13.81	7.09%	1.52% (c)	1.52% (c),(e)	3.69%	10%	$3,442
(0.46)	—	$13.37	(3.15%)	1.51% (c)	1.51% (c),(e)	3.26%	8%	$5,836

(0.45)	—	$13.60	(1.27%)	1.47% (c),(d)	1.37% (c),(d),(e)	3.33%	13%	$105,081
(0.47)	—	$14.24	6.42%	1.51% (c)	1.41% (c),(e)	3.38%	14%	$120,031
(0.50)	0.00 (f)	$13.84	3.80% (g)	1.52% (c)	1.36% (c),(e)	3.63%	13%	$99,273
(0.53)	—	$13.82	7.48%	1.52% (c)	1.22% (c),(e)	3.99%	10%	$92,689
(0.49)	—	$13.37	(2.97%)	1.51% (c)	1.31% (c),(e)	3.47%	8%	$105,414

(0.57)	—	$13.60	(0.50%)	0.52% (c),(d)	0.52% (c),(d),(e)	4.20%	13%	$6,997
(0.59)	—	$14.25	7.40%	0.56% (c)	0.56% (c),(e)	4.23%	14%	$5,303
(0.61)	0.00 (f)	$13.84	4.62% (g)	0.57% (c)	0.57% (c),(e)	4.42%	13%	$1,634
(0.62)	—	$13.82	8.18%	0.57% (c)	0.57% (c),(e)	4.63%	10%	$1,340
(0.22)	—	$13.37	(4.56%)	0.56% (c),(i)	0.56% (c),(e),(i)	4.39% (i)	8%	$104

(0.57)	—	$13.60	(0.47%)	0.51% (c),(d)	0.51% (c),(d)	4.21%	13%	$1,990
(0.60)	—	$14.25	7.47%	0.50% (c)	0.50% (c)	4.30%	14%	$893
(0.62)	0.00 (f)	$13.84	4.69% (g)	0.50% (c)	0.50% (c)	4.51%	13%	$622
(0.40)	—	$13.82	7.24%	0.51% (c),(i)	0.51% (c),(i)	4.69% (i)	10%	$312

(0.23)	—	$13.64	3.17%	0.49% (i),(m)	0.49% (i),(m)	4.19% (i)	13%	$71
Columbia Tax-Exempt Fund | Annual Report 2017	39

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
7/31/2017	$14.25	0.57	(0.65)	(0.08)	(0.57)
7/31/2016	$13.84	0.59	0.41	1.00	(0.59)
7/31/2015	$13.82	0.62	0.01	0.63	(0.61)
7/31/2014	$13.38	0.63	0.43	1.06	(0.62)
7/31/2013	$14.27	0.60	(0.90)	(0.30)	(0.59)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R4	Class R5	Class Z
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.
(h)	Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.
(i)	Annualized.
(j)	Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(l)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(m)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.57)	—	$13.60	(0.50%)	0.52% (c),(d)	0.52% (c),(d),(e)	4.18%	13%	$807,282
(0.59)	—	$14.25	7.40%	0.56% (c)	0.56% (c),(e)	4.24%	14%	$837,239
(0.61)	0.00 (f)	$13.84	4.62% (g)	0.57% (c)	0.57% (c),(e)	4.41%	13%	$752,369
(0.62)	—	$13.82	8.10%	0.57% (c)	0.57% (c),(e)	4.63%	10%	$569,243
(0.59)	—	$13.38	(2.22%)	0.56% (c)	0.56% (c),(e)	4.21%	8%	$652,839
Columbia Tax-Exempt Fund | Annual Report 2017	41

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
42	Columbia Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund
Columbia Tax-Exempt Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
July 31, 2017
and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
44	Columbia Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(3,480,539)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	20,887,109

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2017 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations
Columbia Tax-Exempt Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
July 31, 2017
and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2017, the average value of short-term floating rate notes outstanding was $10,153,846 and the average interest rate and fees related to these short-term floating rate notes were 0.72% and 0.52%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
46	Columbia Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per
Columbia Tax-Exempt Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
July 31, 2017
account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Class B	0.08
Class C	0.08
Class R4	0.08
Class R5	0.062
Class Y	0.025 (a)
Class Z	0.08

(a)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $181,160. The liability remaining at July 31, 2017 for non-recurring charges associated with the lease amounted to $99,296 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $4,040.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
48	Columbia Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	952,988
Class C	11,576
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.83%	0.81%
Class B	1.58	1.56
Class C	1.58	1.56
Class R4	0.63	0.61
Class R5	0.63	0.58
Classs Y	0.58*	—
Class Z	0.63	0.61
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Tax-Exempt Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
July 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
521,816	(521,816)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2017				Year Ended July 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
2,531,011	156,356,797	—	158,887,808	1,239,737	168,047,203	—	169,286,940
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	31,556,791	—	(23,446,035)	210,622,085
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,576,642,904	263,434,180	(52,812,095)	210,622,085
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	7,286,973	8,117,805	8,041,257	23,446,035	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $499,873,674 and $825,810,417, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
50	Columbia Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 6. Regulatory settlements
During the year ended July 31, 2015, the Fund recorded a receivable of $1,138,577 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Tax-Exempt Fund | Annual Report 2017	51

Notes to Financial Statements  (continued)
July 31, 2017
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
52	Columbia Tax-Exempt Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Tax-Exempt Fund | Annual Report 2017	53

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
98.41%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
54	Columbia Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Tax-Exempt Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
56	Columbia Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Tax-Exempt Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Tax-Exempt Fund | Annual Report 2017	59

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the ninety-first, forty-sixth and thirty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
60	Columbia Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Tax-Exempt Fund | Annual Report 2017	61

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
62	Columbia Tax-Exempt Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Tax-Exempt Fund | Annual Report 2017	63

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Columbia Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN233_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia U.S. Social Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Social Bond Fund   |  Annual Report 2017

Columbia U.S. Social Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia U.S. Social Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation, through investments that seek to support and fund socially beneficial activities and developments, primarily in the U.S.
Portfolio management
James Dearborn
Co-manager
Managed Fund since 2015
Chad Farrington, CFA
Co-manager
Managed Fund since 2015
Tom Murphy, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/26/15	-0.31	2.46
	Including sales charges		-3.28	1.13
Class C	Excluding sales charges	03/26/15	-1.16	1.69
	Including sales charges		-2.13	1.69
Class R4		03/26/15	-0.06	2.72
Class R5		03/26/15	-0.05	2.69
Class Y*		03/01/17	-0.21	2.50
Class Z		03/26/15	-0.06	2.71
Bloomberg Barclays Municipal Bond Index			0.26	2.94
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Since the Fund launched more than one share class at its inception, Class A shares were used. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia U.S. Social Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 26, 2015 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Corporate Bonds & Notes	9.6
Floating Rate Notes	4.9
Municipal Bonds	85.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
AAA rating	5.4
AA rating	40.2
A rating	24.7
BBB rating	23.5
BB rating	0.7
Not rated	5.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia U.S. Social Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned -0.31% excluding sales charges during the 12-month period that ended July 31, 2017. Class Z shares of the Fund returned -0.06% for the same time period. The Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, returned 0.26% for the 12 months. The Fund’s performance versus its benchmark was aided by an overweight to the housing sector and exposure to issues rated BBB and below. The Fund’s longer duration versus the benchmark and correspondingly greater interest rate sensitivity constrained returns during a period when interest rates rose.
Market overview
Municipal bond prices in aggregate declined for the 12-month period ended July 31, 2017, as municipal yields bounced off the historical lows achieved in July 2016 to finish more than 50 basis points higher across the yield curve. An increase in municipal supply in late 2016 coupled with growing confidence in stronger economic growth following the U.S. elections caused bond yields to rise. Following a strong sell-off after the elections, high demand for municipal bonds and somewhat more limited supply generated positive performance that led to outperformance versus U.S. Treasuries. With interest rates at historically low levels, strong demand for yield led to tighter credit spreads. In addition, the yield curve steepened modestly as investors moved into shorter maturities to protect against the potential for rising interest rates, limiting yield increases on the front end of the curve.
Contributors and detractors
Due to the social and environmental impact focus of the Fund, the Fund typically held overweight positions in sectors such as healthcare, housing, education and water/sewer. An overweight to the housing sector contributed to relative performance for the 12 month period ended July 31, 2017, as the relatively defensive sector performed well in a period of rising interest rates. The Fund’s exposure to issues rated BBB and below helped performance versus the benchmark, as spreads tightened and lower quality segments generally outperformed. In addition, the Fund was overweight bonds in the 5-10-year maturity range that held up relatively well. In terms of individual holdings, a position in a Chicago Water bond added to performance, as sentiment improved with respect to Chicago-related debt following passage of the Illinois budget. Finally, the Fund maintained a somewhat elevated cash position, which helped performance as rates increased and prices of outstanding bonds declined.
The leading detractor from relative performance was the Fund’s longer duration versus the benchmark and correspondingly greater interest rate sensitivity, which constrained returns during a period when interest rates rose. The default of a Louisiana-based wood pellet manufacturing facility also detracted from performance. Wood pellets are considered to be a “carbon-neutral” source of energy and are deployed by electric utilities seeking to comply with renewable energy mandates.
The Fund maintained a short position in U.S. Treasury futures to offset duration from new purchases with longer call dates that have created a long structural bias versus the benchmark due to the relatively recent launch of the Fund. The short positioning was utilized solely as a hedge and not as a speculative call on future interest rate moves. The hedge positively contributed to performance as U.S. Treasury rates moved higher.
Fund positioning
At the close of the reporting period, we continued to be positive regarding the municipal market overall due to stable credit conditions and limited signs of strong growth or inflation that would drive interest rates materially higher. State and local government finances have generally remained stable, with most municipalities having recovered from the financial crisis and making gradual progress toward rebuilding reserves. We believe that there remain pockets of budgetary stress due either to concentrated economic focus, such as oil, or growing unfunded pension liabilities. However, we continue to believe that stressed situations remain relatively rare and associated with somewhat unique circumstances. We believe, by and large, state and local governments have the capacity to deal with their budgetary challenges, and we view default rates as likely to remain extremely low.
High municipal market valuations and very low rates supported the Fund’s neutral stance with respect to duration and corresponding interest rate sensitivity. There was a lack of lower quality supply that helped lead to tight credit spreads. In addition, there was concern that we were in the late stages of economic recovery. As a result, the Fund was focusing new purchases on somewhat higher quality bonds at the close of the reporting period.
4	Columbia U.S. Social Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the funds income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a states financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Social Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.50	1,021.32	3.54	3.51	0.70
Class C	1,000.00	1,000.00	1,035.60	1,017.60	7.32	7.25	1.45
Class R4	1,000.00	1,000.00	1,041.80	1,022.56	2.28	2.26	0.45
Class R5	1,000.00	1,000.00	1,040.80	1,022.61	2.23	2.21	0.44
Class Y	1,000.00	1,000.00	1,037.60 (a)	1,022.61	1.85 (a)	2.21	0.44 (a)
Class Z	1,000.00	1,000.00	1,041.80	1,022.56	2.28	2.26	0.45
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia U.S. Social Bond Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes 9.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.8%
Grupo Bimbo SAB de CV(a)
01/25/2022	4.500%	300,000	321,449
United States 8.3%
Apple, Inc.
Green Bond
02/23/2023	2.850%	250,000	256,189
AT&T, Inc.
06/30/2022	3.000%	250,000	253,014
ConAgra Foods, Inc.
01/25/2023	3.200%	196,000	199,450
CSX Corp.
06/01/2021	4.250%	250,000	266,931
CVS Health Corp.
06/01/2021	2.125%	250,000	248,560
Five Corners Funding Trust(a)
11/15/2023	4.419%	250,000	271,748
Kellogg Co.
12/01/2023	2.650%	300,000	299,343
Local Initiatives Support Corp.
03/01/2037	4.649%	400,000	404,351
Scripps Networks Interactive, Inc.
06/15/2020	2.800%	500,000	505,059
Sysco Corp.
07/15/2021	2.500%	250,000	252,944
Time Warner, Inc.
03/15/2020	4.875%	250,000	268,261
Verizon Communications, Inc.
11/01/2022	2.450%	250,000	245,833
Total			3,471,683
Total Corporate Bonds & Notes (Cost $3,731,994)			3,793,132

Floating Rate Notes 4.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Massachusetts 2.3%
Massachusetts Health & Educational Facilities Authority(b),(c)
Revenue Bonds
Baystate Medical Center
VRDN Series 2012G (Wells Fargo Bank NA)
07/01/2026	0.720%	455,000	455,000
Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority(c)
Revenue Bonds
Childrens Hospital
VRDN Series 2013-N4
10/01/2049	0.740%	500,000	500,000
Total			955,000
New York 1.2%
New York City Water & Sewer System(b),(c)
Revenue Bonds
VRDN Series 2010 (U.S. Bank)
06/15/2043	0.750%	250,000	250,000
State of New York Mortgage Agency(b),(c),(d)
Revenue Bonds
VRDN Series 2006-139 (JPMorgan Chase Bank) AMT
10/01/2037	0.810%	240,000	240,000
Total			490,000
Pennsylvania 1.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The)(b),(c)
Revenue Bonds
Childrens Hospital
VRDN Series 2012 (Wells Fargo Bank)
07/01/2041	0.720%	500,000	500,000
Total Floating Rate Notes (Cost $1,945,000)			1,945,000

Municipal Bonds 81.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 3.4%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2027	5.000%	250,000	296,995
Butler County Board of Education
Refunding Revenue Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	292,255
Calhoun County Board of Education
Special Tax Bonds
School Warrants
Series 2016 (BAM)
02/01/2029	5.000%	250,000	290,405
Tuscaloosa City Board of Education
Revenue Bonds
Series 2016
08/01/2030	5.000%	200,000	237,782

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water Works Board of the City of Birmingham (The)
Refunding Revenue Bonds
Subordinated Series 2016B
01/01/2030	5.000%	250,000	299,132
Total			1,416,569
Arizona 2.1%
Industrial Development Authority of the County of Pima (The)(a)
Refunding Revenue Bonds
American Leadership Academy
Series 2015
06/15/2035	5.375%	250,000	253,023
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	100,000	107,246
02/15/2046	5.000%	210,000	219,645
Pinal County Union High School District No. 82 Casa Grande
Unlimited General Obligation Refunding Bonds
Series 2015 (AGM)
07/01/2026	5.000%	250,000	299,602
Total			879,516
California 9.0%
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2037	5.000%	300,000	340,776
Harbor Regional Center Project
Series 2015
11/01/2024	5.000%	250,000	296,905
California School Finance Authority(a)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	250,000	274,505
Revenue Bonds
Green Dot Public School Project
Series 2015A
08/01/2025	4.000%	250,000	263,475
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2025	5.000%	250,000	303,845
Jurupa Unified School District
Unlimited General Obligation Bonds
Series 2015A
08/01/2023	5.000%	225,000	272,241
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lammersville Joint Unified School District
Refunding Special Tax Bonds
Community Facilities District #2002
Series 2017
09/01/2033	5.000%	400,000	454,236
Monterey Regional Waste Management Authority(d)
Revenue Bonds
Series 2015B AMT
04/01/2021	4.000%	250,000	272,543
Pajaro Valley Water Management Agency
Refunding Revenue Bonds
Series 2015 (AGM)
03/01/2022	5.000%	250,000	290,185
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay Housing Project
Subordinated Series 2017 (AGM)
08/01/2025	3.250%	300,000	302,160
Tuolumne Wind Project Authority
Refunding Revenue Bonds
Tuolumne Wind Project
Series 2016A
01/01/2029	5.000%	300,000	368,223
West Kern Community College District
Unlimited General Obligation Refunding Bonds
Series 2015A (AGM)
11/01/2024	5.000%	250,000	305,337
Total			3,744,431
Colorado 0.7%
Colorado Health Facilities Authority
Refunding Revenue Bonds
Parkview Medical Center
Series 2015B
09/01/2026	5.000%	250,000	293,748
Connecticut 0.6%
State of Connecticut Clean Water Fund-State Revolving Fund
Revenue Bonds
Green Bonds
Series 2015A
03/01/2019	5.000%	250,000	265,955
District of Columbia 1.3%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2023	5.000%	250,000	297,167

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Social Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Friendship Public Charter School
Series 2016
06/01/2041	5.000%	250,000	267,668
Total			564,835
Florida 3.1%
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	250,000	268,838
Florida Development Finance Corp.(a)
Revenue Bonds
Renaissance Charter School Inc. Projects
Series 2015
06/15/2025	5.000%	150,000	153,024
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2037	5.000%	500,000	572,815
School District of Broward County
Refunding Certificate of Participation
Series 2016A
07/01/2032	5.000%	250,000	292,912
Total			1,287,589
Georgia 1.9%
Cedartown Polk County Hospital Authority
Revenue Bonds
RAC Series 2016
07/01/2039	5.000%	250,000	274,087
Georgia Housing & Finance Authority(d)
Refunding Revenue Bonds
Series 2015A-2 AMT
06/01/2020	2.000%	500,000	507,020
Total			781,107
Guam 0.7%
Guam Government Waterworks Authority(e)
Refunding Revenue Bonds
Series 2014A
07/01/2035	5.000%	150,000	164,291
Revenue Bonds
Series 2016
07/01/2036	5.000%	100,000	110,434
Total			274,725
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Idaho 1.2%
Idaho Health Facilities Authority
Refunding Revenue Bonds
Madison Memorial Hospital
Series 2016
09/01/2028	5.000%	250,000	278,238
Idaho Housing & Finance Association
Revenue Bonds
Series 2015A-1
07/01/2025	3.200%	230,000	244,078
Total			522,316
Illinois 6.6%
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2032	5.000%	300,000	335,103
Chicago Transit Authority
Refunding Revenue Bonds
Series 2015
06/01/2021	5.000%	250,000	279,300
City of Chicago Wastewater Transmission
Revenue Bonds
Second Lien
Series 2017A
01/01/2031	5.000%	300,000	338,136
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2001 (AMBAC)
11/01/2030	5.750%	585,000	691,488
Cook County Community High School District No. 212 Leyden
Revenue Bonds
Series 2016C (BAM)
12/01/2034	5.000%	250,000	280,760
Illinois Housing Development Authority
Revenue Bonds
Series 2016A
10/01/2036	3.450%	250,000	252,480
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	500,000	571,235
Total			2,748,502
Indiana 2.0%
Indiana Finance Authority
Taxable Revenue Bonds
Series 2016A
07/01/2027	2.816%	250,000	243,348

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ivy Tech Community College of Indiana
Refunding Revenue Bonds
Student Fee
Series 2015T
07/01/2024	5.000%	250,000	300,007
Northern Indiana Commuter Transportation District
Revenue Bonds
Series 2016
07/01/2032	5.000%	250,000	289,070
Total			832,425
Kentucky 1.6%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2026	5.000%	350,000	403,837
Kentucky Housing Corp.
Taxable Refunding Revenue Bonds
Series 2016A
07/01/2031	3.499%	250,000	251,872
Total			655,709
Louisiana 3.0%
City of Shreveport Water & Sewer
Revenue Bonds
Junior Lien
Series 2017B (AGM)
12/01/2041	5.000%	400,000	459,492
Louisiana Local Government Environmental Facilities & Community Development Authority
Refunding Revenue Bonds
Ragin’ Cajun Facilities, Inc.
Series 2017 (AGM)
10/01/2039	5.000%	300,000	341,232
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2034	5.000%	400,000	457,188
Total			1,257,912
Maine 0.6%
Maine State Housing Authority
Revenue Bonds
Series 2016A
11/15/2035	3.300%	250,000	246,608
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 4.9%
City of Baltimore
Refunding Revenue Bonds
East Baltimore Research Park
Series 2017
09/01/2038	5.000%	300,000	319,299
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	300,000	343,485
Maryland Economic Development Corp.(d)
Revenue Bonds
Purple Line Light Rail Project
Series 2016 AMT
03/31/2036	5.000%	250,000	282,527
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2023	5.000%	250,000	293,560
The John Hopkins Health System
Series 2015
05/15/2019	5.000%	250,000	267,593
Revenue Bonds
Medlantic/Helix Issue
Series 1998A (AGM)
08/15/2038	5.250%	425,000	527,510
Total			2,033,974
Massachusetts 2.1%
Marthas Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2017 (BAM)
05/01/2036	5.000%	300,000	352,044
Massachusetts Development Finance Agency
Revenue Bonds
Green Bonds - Boston Medical Center
Series 2015
07/01/2044	5.000%	250,000	273,555
Massachusetts Housing Finance Agency
Refunding Revenue Bonds
Series 2016-181
12/01/2036	3.600%	250,000	252,820
Total			878,419

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Social Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 1.3%
Michigan Finance Authority
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2032	5.000%	250,000	278,103
Local Government Loan Program-Great Lakes
Series 2015 (BAM)
07/01/2033	5.000%	250,000	287,655
Total			565,758
Minnesota 2.1%
Dakota County Community Development Agency
Refunding Revenue Bonds
Series 2015B
01/01/2021	5.000%	250,000	282,875
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2030	5.750%	100,000	101,061
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2024	4.000%	250,000	250,385
St. Cloud Housing & Redevelopment Authority
Taxable Revenue Bonds
Sanctuary St. Cloud Project
Series 2016
08/01/2036	6.000%	250,000	239,890
Total			874,211
Mississippi 2.1%
Biloxi Public School District
Revenue Bonds
Trust Certificates
Series 2016 (BAM)
04/01/2029	5.000%	250,000	294,215
City of Gulfport
Unlimited General Obligation Refunding Bonds
Water & Sewer
Series 2015
07/01/2021	5.000%	250,000	283,262
Mississippi Development Bank
Revenue Bonds
Mississippi Gulf Coast Community College District
Series 2016F
12/01/2032	4.000%	300,000	318,972
Total			896,449
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 1.0%
Missouri Housing Development Commission
Revenue Bonds
1st Place Homeownership Loan Project
Series 2015
11/01/2027	3.250%	205,000	213,633
St. Louis County Industrial Development Authority
Improvement Refunding Revenue Bonds
Ranken-Jordan Project
Series 2016
11/15/2028	5.000%	200,000	212,402
Total			426,035
Nebraska 0.6%
Nebraska Investment Finance Authority
Single Family Housing Revenue Bonds
Series 2015 (GNMA / FNMA)
09/01/2030	3.450%	250,000	257,718
Nevada 0.7%
Las Vegas Valley Water District
Limited General Obligation Refunding Bonds
Water Improvement
Series 2016A
06/01/2041	5.000%	250,000	290,643
New Jersey 0.7%
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D AMT
11/01/2032	3.900%	300,000	306,690
New Mexico 0.7%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
Presbyterian Healthcare Services
Series 2015
08/01/2021	5.000%	250,000	285,205
New York 8.6%
Build NYC Resource Corp.
Revenue Bonds
Series 2015
07/01/2028	5.000%	250,000	292,970
Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2015S
05/01/2026	3.400%	500,000	542,575
Revenue Bonds
Sustainable Neighborhood Bonds
Series 2016
11/01/2031	3.600%	300,000	312,033

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2015D-1
11/15/2026	5.000%	250,000	304,807
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2033	5.000%	250,000	293,642
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2017EE
06/15/2037	5.000%	300,000	356,574
New York State Housing Finance Agency
Revenue Bonds
Green Bond - Affordable Housing
Series 2017 (GNMA)
11/01/2042	4.000%	300,000	309,837
Niagara Falls Public Water Authority
Refunding Revenue Bonds
Series 2016A
07/15/2027	5.000%	300,000	360,300
Onondaga Civic Development Corp.
Refunding Revenue Bonds
Community College Housing Bonds
Series 2015
10/01/2023	5.000%	250,000	286,658
State of New York Mortgage Agency(d)
Refunding Revenue Bonds
Series 2016-196 AMT
10/01/2035	3.650%	250,000	250,823
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2034	5.000%	250,000	279,125
Total			3,589,344
North Dakota 0.9%
North Dakota Housing Finance Agency
Revenue Bonds
Housing Finance Program-Home Mortgage Financing
Series 2017
07/01/2034	3.700%	365,000	373,015
Ohio 3.0%
American Municipal Power, Inc.
Green Revenue Bonds
Meldahl Hydroelectric Project
Series 2016
02/15/2027	5.000%	250,000	298,425
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Akron
Refunding Revenue Bonds
Community Learning Centers
Series 2016
12/01/2029	5.000%	300,000	358,653
City of Cleveland Water Pollution Control
Revenue Bonds
Green Bonds
Series 2016
11/15/2041	5.000%	250,000	284,868
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2032	5.000%	250,000	298,162
Total			1,240,108
Pennsylvania 4.1%
Capital Region Water
Refunding Revenue Bonds
Series 2016A (BAM)
07/15/2029	5.000%	250,000	292,487
City of Philadelphia Water & Wastewater
Refunding Revenue Bonds
Series 2016
10/01/2028	5.000%	300,000	372,918
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2022	5.000%	250,000	278,717
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	200,000	222,124
Redevelopment Authority of the City of Philadelphia
Refunding Revenue Bonds
Series 2015A
04/15/2028	5.000%	250,000	286,485
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	250,000	261,518
Total			1,714,249
Rhode Island 1.5%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Series 2017A (AGM)
05/15/2028	5.000%	300,000	354,966

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Social Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Housing & Mortgage Finance Corp.(d)
Refunding Revenue Bonds
Homeownership Opportunity
Series 2015 AMT
10/01/2025	3.550%	250,000	261,867
Total			616,833
South Carolina 0.7%
SCAGO Educational Facilities Corp. for Colleton School District
Refunding Revenue Bonds
Series 2015
12/01/2020	5.000%	250,000	278,730
Tennessee 0.6%
Tennessee Housing Development Agency
Revenue Bonds
Series 2015-1C
01/01/2022	2.450%	230,000	238,103
Texas 4.0%
Arlington Higher Education Finance Corp.
Revenue Bonds
Harmony Public Schools
Series 2016A
02/15/2031	5.000%	250,000	294,420
Austin Community College District Public Facility Corp.
Refunding Revenue Bonds
Series 2015
08/01/2019	5.000%	250,000	268,100
Harris County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Hospital
Series 2015
10/01/2021	5.000%	250,000	287,172
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	250,000	268,588
San Antonio Independent School District
Unlimited General Obligation Refunding Bonds
Series 2015 (Permenant School Fund Guarantee)
02/15/2022	5.000%	250,000	291,287
Texas State Technical College
Refunding Revenue Bonds
Improvements
Series 2016 (AGM)
10/15/2030	4.000%	250,000	267,903
Total			1,677,470
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 1.9%
Energy Northwest
Wind Project Refunding Revenue Bonds
Series 2015
07/01/2029	4.000%	250,000	266,862
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	200,000	197,422
Washington Health Care Facilities Authority
Revenue Bonds
Seattle Childrens Hospital
Series 2017
10/01/2047	5.000%	300,000	347,037
Total			811,321
Wisconsin 2.0%
Milwaukee Redevelopment Authority
Revenue Bonds
Milwaukee Public Schools
Series 2016A
11/15/2026	5.000%	220,000	266,248
Series 2017
11/15/2033	5.000%	250,000	290,703
Public Finance Authority
Revenue Bonds
FFAH NC & MO Portfolio
Series 2015
12/01/2035	4.750%	250,000	262,080
Total			819,031
Total Municipal Bonds (Cost $33,214,291)			33,945,253

Total Investments (Cost $38,891,285)	39,683,385
Other Assets & Liabilities, Net	2,066,253
Net Assets	$41,749,638

At July 31, 2017, securities and/or cash totaling $49,050 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	(6)	USD	(917,813)	09/2017	—	(5,719)
U.S. Treasury 10-Year Note	(27)	USD	(3,399,047)	09/2017	—	(8,911)
Total			(4,316,860)		—	(14,630)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $1,537,224, which represents 3.68% of net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Variable rate security.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2017, the value of these securities amounted to $274,725, which represents 0.66% of net assets.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Social Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	3,793,132	—	3,793,132
Floating Rate Notes	—	1,945,000	—	1,945,000
Municipal Bonds	—	33,945,253	—	33,945,253
Total Investments	—	39,683,385	—	39,683,385
Derivatives
Liability
Futures Contracts	(14,630)	—	—	(14,630)
Total	(14,630)	39,683,385	—	39,668,755
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$38,891,285
Total investments, at cost	38,891,285
Investments, at value
Unaffiliated issuers, at value	39,683,385
Total investments, at value	39,683,385
Cash	1,745,090
Margin deposits	49,050
Receivable for:
Investments sold	10,061
Capital shares sold	53,185
Interest	360,387
Variation margin for futures contracts	3,000
Expense reimbursement due from Investment Manager	2,069
Prepaid expenses	307
Trustees’ deferred compensation plan	7,289
Other assets	10,019
Total assets	41,923,842
Liabilities
Payable for:
Capital shares purchased	43,195
Distributions to shareholders	81,141
Management services fees	1,648
Distribution and/or service fees	202
Transfer agent fees	1,023
Compensation of chief compliance officer	1
Audit fees	32,535
Other expenses	7,170
Trustees’ deferred compensation plan	7,289
Total liabilities	174,204
Net assets applicable to outstanding capital stock	$41,749,638
Represented by
Paid in capital	41,258,972
Undistributed net investment income	6,913
Accumulated net realized loss	(293,717)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	792,100
Futures contracts	(14,630)
Total - representing net assets applicable to outstanding capital stock	$41,749,638
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Social Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$5,184,227
Shares outstanding	509,469
Net asset value per share	$10.18
Maximum offering price per share(a)	$10.49
Class C
Net assets	$1,165,192
Shares outstanding	114,531
Net asset value per share	$10.17
Class R4
Net assets	$10,177
Shares outstanding	1,000
Net asset value per share	$10.18
Class R5
Net assets	$1,122,661
Shares outstanding	110,287
Net asset value per share	$10.18
Class Y
Net assets	$10,270
Shares outstanding	1,006
Net asset value per share	$10.21
Class Z
Net assets	$34,257,111
Shares outstanding	3,366,340
Net asset value per share	$10.18

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	17

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$549
Interest	998,392
Total income	998,941
Expenses:
Management services fees	177,410
Distribution and/or service fees
Class A	9,416
Class C	7,169
Transfer agent fees
Class A	982
Class C	192
Class R4	3
Class R5	507
Class Y	1
Class Z	7,807
Compensation of board members	19,092
Custodian fees	17,903
Printing and postage fees	11,046
Registration fees	84,789
Audit fees	32,935
Legal fees	967
Compensation of chief compliance officer	15
Other	18,325
Total expenses	388,559
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(207,641)
Fees waived by transfer agent
Class R5	(387)
Total net expenses	180,531
Net investment income	818,410
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(293,280)
Futures contracts	14,263
Net realized loss	(279,017)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(373,919)
Futures contracts	8,680
Net change in unrealized appreciation (depreciation)	(365,239)
Net realized and unrealized loss	(644,256)
Net increase in net assets resulting from operations	$174,154
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Social Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a)	Year Ended July 31, 2016
Operations
Net investment income	$818,410	$441,684
Net realized loss	(279,017)	(4,822)
Net change in unrealized appreciation (depreciation)	(365,239)	1,184,781
Net increase in net assets resulting from operations	174,154	1,621,643
Distributions to shareholders
Net investment income
Class A	(79,245)	(14,420)
Class C	(10,091)	(396)
Class R4	(239)	(187)
Class R5	(19,378)	(805)
Class Y	(103)	—
Class Z	(700,784)	(427,709)
Total distributions to shareholders	(809,840)	(443,517)
Increase in net assets from capital stock activity	10,986,569	10,232,273
Total increase in net assets	10,350,883	11,410,399
Net assets at beginning of year	31,398,755	19,988,356
Net assets at end of year	$41,749,638	$31,398,755
Undistributed (excess of distributions over) net investment income	$6,913	$(1,657)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Social Bond Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	596,251	6,005,695	287,239	2,947,532
Distributions reinvested	7,778	78,275	1,380	14,260
Redemptions	(372,715)	(3,694,507)	(11,464)	(118,097)
Net increase	231,314	2,389,463	277,155	2,843,695
Class C
Subscriptions	99,846	996,648	21,847	226,123
Distributions reinvested	990	9,946	30	315
Redemptions	(9,156)	(91,039)	(27)	(282)
Net increase	91,680	915,555	21,850	226,156
Class R5
Subscriptions	101,410	1,010,000	5,905	60,000
Distributions reinvested	1,911	19,139	61	623
Net increase	103,321	1,029,139	5,966	60,623
Class Y
Subscriptions	1,006	10,000	—	—
Net increase	1,006	10,000	—	—
Class Z
Subscriptions	1,002,491	10,022,825	694,458	7,105,050
Distributions reinvested	8,983	90,620	869	9,011
Redemptions	(346,430)	(3,471,033)	(1,178)	(12,262)
Net increase	665,044	6,642,412	694,149	7,101,799
Total net increase	1,092,365	10,986,569	999,120	10,232,273

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia U.S. Social Bond Fund | Annual Report 2017

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Columbia U.S. Social Bond Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
7/31/2017	$10.43	0.22	(0.26)	(0.04)	(0.21)
7/31/2016	$9.94	0.17	0.48	0.65	(0.16)
7/31/2015 (c)	$10.00	0.02	(0.06)	(0.04)	(0.02)
Class C
7/31/2017	$10.43	0.14	(0.26)	(0.12)	(0.14)
7/31/2016	$9.94	0.09	0.48	0.57	(0.08)
7/31/2015 (c)	$10.00	0.01	(0.06)	(0.05)	(0.01)
Class R4
7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)
7/31/2016	$9.94	0.19	0.49	0.68	(0.19)
7/31/2015 (c)	$10.00	0.03	(0.06)	(0.03)	(0.03)
Class R5
7/31/2017	$10.43	0.25	(0.26)	(0.01)	(0.24)
7/31/2016	$9.94	0.19	0.48	0.67	(0.18)
7/31/2015 (c)	$10.00	0.03	(0.06)	(0.03)	(0.03)
Class Y
7/31/2017 (e)	$9.94	0.10	0.27 (f)	0.37	(0.10)
Class Z
7/31/2017	$10.43	0.24	(0.25)	(0.01)	(0.24)
7/31/2016	$9.94	0.19	0.49	0.68	(0.19)
7/31/2015 (c)	$10.00	0.04	(0.07)	(0.03)	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Based on operations from March 26, 2015 (fund commencement of operations) through the stated period end.
(d)	Annualized.
(e)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia U.S. Social Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.21)	$10.18	(0.31%)	1.31%	0.72%	2.12%	20%	$5,184
(0.16)	$10.43	6.60%	1.72%	0.81%	1.72%	26%	$2,901
(0.02)	$9.94	(0.38%)	1.72% (d)	0.80% (d)	0.67% (d)	11%	$10

(0.14)	$10.17	(1.16%)	2.05%	1.46%	1.42%	20%	$1,165
(0.08)	$10.43	5.80%	2.47%	1.56%	0.93%	26%	$238
(0.01)	$9.94	(0.54%)	2.47% (d)	1.45% (d)	0.02% (d)	11%	$10

(0.24)	$10.18	(0.06%)	1.06%	0.47%	2.38%	20%	$10
(0.19)	$10.43	6.87%	1.47%	0.56%	1.83%	26%	$10
(0.03)	$9.94	(0.29%)	1.47% (d)	0.55% (d)	0.92% (d)	11%	$10

(0.24)	$10.18	(0.05%)	1.10%	0.44%	2.48%	20%	$1,123
(0.18)	$10.43	6.82%	1.51%	0.60%	1.85%	26%	$73
(0.03)	$9.94	(0.31%)	1.52% (d)	0.60% (d)	0.87% (d)	11%	$10

(0.10)	$10.21	3.76%	1.02% (d)	0.44% (d)	2.46% (d)	20%	$10

(0.24)	$10.18	(0.06%)	1.06%	0.47%	2.39%	20%	$34,257
(0.19)	$10.43	6.86%	1.48%	0.56%	1.85%	26%	$28,176
(0.03)	$9.94	(0.29%)	1.47% (d)	0.55% (d)	1.14% (d)	11%	$19,949
Columbia U.S. Social Bond Fund | Annual Report 2017	23

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased on or after August 8, 2016 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to August 8, 2016, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
24	Columbia U.S. Social Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia U.S. Social Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia U.S. Social Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	14,630*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	14,263

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	8,680
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	3,147,145

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia U.S. Social Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
28	Columbia U.S. Social Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
services. Effective December 1, 2016, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. Prior to December 1, 2016, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.57% to 0.54%. The effective management services fee rate for the year ended July 31, 2017 was 0.51% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2017, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares. In addition, effective October 1, 2016, Class R5 shares included a voluntary transfer agency fee waiver of 0.05%, which became contractual effective December 1, 2016 through November 30, 2017.
Columbia U.S. Social Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.03
Class C	0.03
Class R4	0.03
Class R5	0.015
Class Y	0.025 (a)
Class Z	0.03

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	32,349
Class C	1
30	Columbia U.S. Social Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.70%	0.95%
Class C	1.45	1.70
Class R4	0.45	0.70
Class R5	0.44	0.60
Class Y	0.44*	—
Class Z	0.45	0.70
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.
Reflected in the contractual cap commitment, effective December 1, 2016, is the Investment Manager’s contractual agreement to waive 0.05% of its Class R5 transfer agency fee, with this waiver agreement through November 30, 2017, unless sooner terminated at the sole discretion of the Board of Trustees.
In addition, between October 1, 2016 through November 30, 2016, the Fund’s expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the annual rates of 0.70% for Class A, 1.45% for Class C, 0.45% for Class R4, 0.44% for Class R5 and 0.45% for Class Z. In addition, reflected in this voluntary cap commitment was the Investment Manager’s voluntary agreement to waive 0.05% of its Class R5 transfer agency fee.
Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
Columbia U.S. Social Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2017				Year Ended July 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
99,885	709,955	—	809,840	46,676	396,841	—	443,517
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	91,782	—	(258,025)	796,540
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
38,886,845	926,593	(130,053)	796,540
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	56,443	201,582	258,025	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,167,239 and $6,511,288, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
32	Columbia U.S. Social Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The Fund had no borrowings during the year ended July 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 73.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Social impact risk
Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia U.S. Social Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia U.S. Social Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Social Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Social Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia U.S. Social Bond Fund | Annual Report 2017	35

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
87.67%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
36	Columbia U.S. Social Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia U.S. Social Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
38	Columbia U.S. Social Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia U.S. Social Bond Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia U.S. Social Bond Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia U.S. Social Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
Columbia U.S. Social Bond Fund | Annual Report 2017	41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and
42	Columbia U.S. Social Bond Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one--year period.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently managing any assets under the Subadvisory Agreement, but that the Investment Manager could, in the future, allocated investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement and the Subadvisory Agreement.
Columbia U.S. Social Bond Fund | Annual Report 2017	43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Other benefits to the investment manager and subadviser
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed
44	Columbia U.S. Social Bond Fund | Annual Report 2017

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.
Columbia U.S. Social Bond Fund | Annual Report 2017	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
46	Columbia U.S. Social Bond Fund | Annual Report 2017

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Columbia U.S. Social Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN262_07_G01_(09/17)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing. One series liquidated on January 29, 2016 and the fees incurred by this series through its liquidation date are included in the response to this item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$148,100	$131,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$8,500	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures for a fund merger.

During the fiscal years ended July 31, 2017 and July 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$16,400	$29,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended July 31, 2017 and July 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$250,000	$256,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2017